ONE GROUP(R)
INVESTMENT TRUST
ANNUAL REPORT
for the year ended December 31, 2000

MID CAP GROWTH PORTFOLIO
MID CAP VALUE PORTFOLIO
DIVERSIFIED MID CAP PORTFOLIO
LARGE CAP GROWTH PORTFOLIO
DIVERSIFIED EQUITY PORTFOLIO
EQUITY INDEX PORTFOLIO
BALANCED PORTFOLIO
BOND PORTFOLIO
GOVERNMENT BOND PORTFOLIO

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP INVESTMENT TRUST                                     DECEMBER 31, 2000

Portfolio Performance Review ...............................    2
Schedules of Portfolio Investments .........................   22
Statements of Assets and Liabilities .......................   62
Statements of Operations ...................................   64
Statements of Changes in Net Assets ........................   66
Financial Highlights .......................................   69
Notes to Financial Statements ..............................   78
Report of Independent Accountants ..........................   84

                            Mid Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
The Mid Cap Growth Portfolio posted a total return of 5.79% for the year ended December 31, 2000.

WHAT CONTRIBUTED TO THE PERFORMANCE?
A barrage of factors challenged the growth stock arena during the year, including valuation concerns, earnings disappointments and economic uncertainty. Early in the year, investors feared the economy was too strong. But by year-end, the economy had slowed so quickly that many feared a recession was looming.

Among growth stocks, large-capitalization issues, particularly within the technology sector, experienced the greatest declines, as investors fled the sector that had seen the greatest appreciation in 1999. Concerned that valuations had gotten too high and profit outlooks too questionable, growth investors found more attractively priced stocks in the mid- and small-cap arenas.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
As always, our primary investment strategy is to identify high-growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

As valuation concerns mounted, we cut back the Portfolio's exposure to technology stocks in the first half of the year, which helped the Portfolio's relative performance. We also increased exposure to energy and consumer-related stocks, which offered more predictable and stable growth prospects.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
The Portfolio benefited from its exposure to sectors offering steady and predictable growth, such as consumer non-durables, energy, electric utilities and health care. Furthermore, the broadly diversified nature of the Portfolio, which allows the Portfolio to have exposure to 17 economic sectors, helped overall performance in this changing market climate.

The Portfolio also benefited from our avoidance of dot-com companies, which were among the worst-performing technology stocks. In other technology areas where the Portfolio did have exposure, we attempted to hold stocks that had good valuation support and maintained decent fundamentals.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 2000, the Portfolio's top 10 holdings included Waters Corp. (business equipment & services) at 3.2% of Portfolio value; Millennium Pharmaceuticals, Inc. (health care), 2.8%; Cintas Corp. (business services), 2.5%; IDEC Pharmaceuticals Corp. (health care), 2.2%; Concord EFS Inc. (business equipment & services), 2.1%; Univision Communications, Inc. (consumer services), 2.0%; Sepracor, Inc. (health care), 1.9%; Cadence Design Systems, Inc. (technology), 1.8%; Sungard Data Systems, Inc. (business equipment & services), 1.7%; and Genzyme Corp. (health care), 1.6%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Because the economy is slowing down, we expect the market to experience choppy waters in the first half of 2001. By the second half of the year, we think the economy will begin to strengthen, and stocks should post decent earnings for the year.

Overall, we believe that mid-cap growth stocks are reasonably priced. So, from a valuation perspective, we expect this sector of the market to continue to perform well. We are particularly optimistic toward the health care sector and its biotech components. We expect the technology sector to embark on a turnaround once economic growth starts to improve.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation
------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                            Mid Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2000

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Mid Cap Growth Portfolio    5.79%      22.56%        20.61%

[GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                                                      S&P MID CAP 400/BARRA
                                                                  MID CAP GROWTH PORTFOLIO                 GROWTH INDEX
                                                                  ------------------------            ---------------------
6/94                                                                       10000                              10000
12/94                                                                       9700                              10316
12/95                                                                      12033                              13132
12/96                                                                      13919                              15550
12/97                                                                      18068                              20241
12/98                                                                      25132                              27297
12/99                                                                      31458                              35141
12/00                                                                      33279                              38360

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Growth Portfolio is measured against the S&P Midcap 400/BARRA Growth Index, an unmanaged index representing the performance of the lowest price-to-book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

                            Mid Cap Value Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, the Mid Cap Value Portfolio posted a total return of 27.91%.

WHAT ACCOUNTED FOR THIS STRONG PERFORMANCE AMONG VALUE STOCKS?
To appreciate what happened to mid-cap value stocks in 2000, it helps to review what happened in 1999. Investors moved out of value-oriented stocks and into fast-money, story-driven growth stocks, primarily in the technology industries. Any stocks that had old-economy relationships, such as the traditional value sectors, suffered significantly.

This trend continued into the first quarter of 2000. But, by mid-March, investors had grown increasingly concerned about the soaring valuations and unrealistic profit expectations associated with many growth stocks. After peaking on March 10, technology and other high-flying growth stocks started a decisive retreat. Investors returned to stocks with reliable earnings and dividends and attractive valuations.

In addition, the mid- and small-capitalization areas of the value sector enjoyed particularly strong performance. In 1999 investors remained focused on the largest companies across the board. As such, valuations became extended among larger-cap stocks, and investors in 2000 found better valuations in the mid- and small-cap arenas.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We employed this approach within a sector-neutral stance and within the context of our basic research discipline--investing in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation. We generally focus on companies with market capitalizations of less than $7 billion.

In 2000, we maintained strong weightings in utility, energy and capital equipment stocks, which performed very well in the defensive environment. Early on, our energy analyst believed that oil prices were becoming too high, and that the laws of supply and demand would soon force prices downward. As such, we shifted the Portfolio's energy exposure away from exploration and production companies and into refiners and integrators, which proved to be an effective strategy.

Within the electric utilities sector, our analyst uncovered value in stocks of companies with a large amount of generation capacity. We moved the Portfolio into these stocks and reaped the rewards when the generation-oriented companies profited more than companies in the distribution business.

Capital equipment also was an important theme in the second half of the year. By mid-year, we saw evidence that the economy was slowing and that investors were still cautious toward technology stocks. In response, we shifted our focus toward the defense area of the capital equipment sector, including companies involved in ship, plane and tank building. Such companies tend to do well in a slowing economic environment. We also expect Congress to increase defense spending, which should support this sector for several years.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
The energy sector was the Portfolio's best performing, due to the effects of rising oil prices. The Portfolio also enjoyed strong performance from smaller pharmaceutical companies and biotechnology companies. Electric utilities, which had under-performed for the last several years, benefited from compelling valuations. Financial stocks, including insurance, brokerage and bank holdings, also generated attractive performance.

On the other hand, telephone utilities were the worst-performing sector. A combination of extreme growth in 1999--when telephone utilities traded like technology stocks--and competitive pressures pushed the sector into negative territory for 2000. Industrial commodities also performed poorly, due to the slowing economy and higher energy costs.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 2000, the Portfolio's top 10 holdings included Weatherford International, Inc. (energy), at 1.8% of Portfolio value; RJ Reynolds Tobacco Holdings, Inc. (consumer non-durables),

                            Mid Cap Value Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

1.7%; Telephone and Data Systems, Inc. (utilities), 1.6%; Zions Bancorp (financial services), 1.6%; Noble Drilling Corp. (energy), 1.5%; Atmel Corp. (technology), 1.5%; Greenpoint Financial Corp. (financial services), 1.4%; North Fork Bancorp, Inc. (financial services), 1.4%; Mercantile Bankshares Corp. (financial services), 1.3%; and Questar Corp. (utilities), 1.2%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Because the economy is slowing down, we expect the market to experience some volatility in the first half of 2001. But by the second half of the year, we think the economy will begin to strengthen, and stocks should post decent earnings for the year.

We expect the strong performance discrepancy between mid-cap value stocks and other styles to subside. But, given the severe downturn among many growth stocks in 2000, we believe that valuations will remain important. Overall, mid-cap stocks continue to offer good value, and we believe this sector should offer attractive opportunities in 2001.

/s/ Kathleen Dodd
Kathleen Cole Dodd
Team Leader, Value Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               2000

                                         Since
                                       Inception
                           1 Year       (5/1/97)
  Mid Cap Value
    Portfolio              27.91%        10.03%

[GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                                                   S&P MID CAP 400/BARRA VALUE
                                                                  MID CAP VALUE PORTFOLIO                     INDEX
                                                                  -----------------------          ---------------------------
5/97                                                                       10000                              10000
12/97                                                                      11697                              13146
12/98                                                                      11309                              13759
12/99                                                                      11101                              14079
12/00                                                                      14200                              18000

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Value Portfolio is measured against the S&P Midcap 400/BARRA Value Index, an unmanaged index representing the performance of the lowest price-to-book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for further information about your Portfolio.

                         Diversified Mid Cap Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
The Diversified Mid Cap Portfolio posted a total return of 19.45% for the year ended December 31, 2000.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2000?
With their attractive valuations and good growth prospects, mid-capitalization stocks were important issues to own in 2000. In contrast, the once-dominant large-capitalization growth sector fell victim to concerns about valuations of technology shares and higher short-term interest rates and new evidence that the global economy was softening. These factors combined to push the broad-based market into negative performance territory for the year.

HOW DID THESE EVENTS AFFECT PORTFOLIO PERFORMANCE?
The collapse of the Internet and related sectors, which was fueled by higher interest rates and slowing economic growth, caused investors to focus on other segments of the market. As such, the Portfolio enjoyed success from holdings in a variety of areas, including the semiconductor, biotechnology, hospital and reinsurance industries.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our long-standing investment strategy is to use a bottom-up approach in selecting stocks. We look for companies with sustainable, above-average growth prospects and superior levels of profitability. We prefer companies that display competitive advantages and are protected from new competitive threats. We also look for companies with shareholder-oriented management, solid financial positions and reasonable liquidity. Once we screen for these characteristics, we employ valuation criteria to ensure we are paying a reasonable price for the stock.

We believe in a balanced approach to investing, or finding the right blend of valuations and fundamentals in each stock we own. We were rewarded for this strategy in 2000, as the market moved away from the ultra-large stocks with ultra-high price/earnings ratios it had favored for several years. We stayed focused on the type of stock we believe will generate a strong return over time, and we avoided stocks with extreme price/earnings ratios when the growth prospects did not support the valuations. As always, our strategy was to uncover attractively priced stocks with improving fundamentals in each sector.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 2000, the Portfolio's top 10 holdings included Waters Corp. (business equipment & services) at 2.1% of Portfolio value; DST Systems, Inc. (business equipment & services), 1.8%; Everest Re Group, Ltd. (financial services), 1.6%; Sungard Data Systems, Inc. (business equipment & services), 1.5%; BorgWarner, Inc. (consumer durable), 1.5%; First Tennessee National Corp. (financial services), 1.4%; A.G. Edwards, Inc. (financial services), 1.4%; Banknorth Group, Inc. (financial services), 1.4%; Concord EFS, Inc. (business equipment & services), 1.3%; and El Paso Energy Corp. (energy) 1.3%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We believe that 2001 will mark the decline of momentum investing. The market is becoming more discriminating and no longer will focus so heavily on the largest names. From 1994 through 1999 the top 50 names, in terms of capitalization, in the S&P 500 Index beat the performance of the total index each year. But it appears the tide turned on capitalization investing in 2000, and we expect this trend to continue. Our research shows that mid- and smaller-capitalization names possess better fundamentals and more reasonable valuations than large-cap stocks, particularly large-cap growth stocks.

/s/ Michael D. Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                         Diversified Mid Cap Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

            AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31, 2000

                                                       Since
                                                     Inception
                             1 Year      5 Year      (3/30/95)
  Diversified Mid Cap
    Portfolio                19.45%      16.91%        16.58%

                                      [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                   EQUITY INDEX PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/98                                                                      10000.00                           10000.00
12/98                                                                     11052.00                           11171.00
12/99                                                                     13385.00                           13522.00
12/00                                                                     12116.00                           12291.00

                                      The performance data quoted represents
                                      past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

                                      The performance of the Diversified Mid Cap
                                      Portfolio is measured against the S&P
                                      MidCap 400 Index, an unmanaged index
                                      generally representative of the
                                      performance of the mid-size company
                                      segment of the U.S. stock market. This
                                      index is used by over 95% of the U.S.
                                      managers and pension plan sponsors with
                                      more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

                                      The Russell 2500 Index represents the
                                      performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

                           Large Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
The Large Cap Growth Portfolio posted a total return of -22.96% for the year ended December 31, 2000.

WHAT CONTRIBUTED TO THE DOWNTURN?
1999's technology-driven rally among large-capitalization growth stocks continued into 2000, reaching its peak in March and then making a rapid about-face. In mid-March, investors became worried about the valuations and earnings outlooks of many high-flying technology companies. This uneasiness, coupled with growing concerns about inflationary pressures and the Federal Reserve's response to those pressures, ignited strong volatility among large-cap growth stocks and sent the technology sector downward.

The situation improved somewhat late in the second quarter, as signs of a slowing economy emerged. This helped reassure investors that the Fed probably was near the end of its rate-tightening campaign. In addition, valuations on many growth stocks had fallen to attractive levels, which lured some investors back. But by the fourth quarter, it appeared that the economy was slowing much faster than expected. This, combined with a new round of earnings disappointments, ignited recession fears and led to more sell-offs.

Overall, 2000 proved that new economy stocks were influenced by old economy rules. In particular, investors learned that the technology sector is, indeed, sensitive to the economy. Although technology has commanded a larger piece of corporations' capital spending, the market discovered that companies will not hesitate to cut back on their technology spending when faced with earnings pressures.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary, ongoing investment strategy is to search for good companies within industries that are growing at a faster rate than the economy. These are companies we believe have the ability to exhibit sustained growth at a defined multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

We maintained a significant position in the technology sector during the year, which contributed to the Portfolio's negative return. In recent years, as businesses continued to strive for improvements in productivity and efficiency, spending on technology has increased. But in hindsight, that spending was cut drastically in 2000. After offering the best performance of all the economic sectors in 1999, technology registered the worst relative performance in 2000.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
The Portfolio maintained a significant weighting in the health care sector, which enjoyed solid performance for the year. In particular, defensive plays, such as pharmaceutical companies, posted strong returns in an environment of slowing economic growth. In addition, the consumer non-durables sector, also a more defensive area, offered attractive returns.

In contrast, any industry related to technology suffered severely, including the Internet, telephone utilities, communications technology and software sectors.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 2000, the Portfolio's top 10 holdings included General Electric Co. (capital goods) at 7.9% of Portfolio value; Pfizer, Inc. (health care), 5.0%; Cisco Systems, Inc. (technology), 4.6%; Intel Corp. (technology), 3.7%; Microsoft Corp. (technology), 3.3%; EMC Corp. (technology), 2.8%; Wal-Mart Stores, Inc. (retail), 2.3%; Oracle Corp. (technology), 2.0%; S&P 500 Depositary Receipt (multi-industry), 1.9%; and IBM Corp. (technology), 1.9%.

                           Large Cap Growth Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Because the economy is slowing down, we expect the market to experience choppy waters in the first half of 2001. By the second half of the year, we think the economy will begin to strengthen, and stocks should post decent earnings for the year.

Given the events of 2000, we believe the equity markets are transitioning into a new era. One trend that we expect to fall by the wayside is the "growth-at-any-price" rationale. We believe that "growth at a reasonable price" is the more rational approach, and we will continue to look for companies with sensible valuations and promising growth opportunities.
/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

            AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31, 2000

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Large Cap Growth
    Portfolio               (22.96)%     16.71%        16.76%

                                       [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                    LARGE CAP GROWTH           RUSSELL 1000 GROWTH        S&P 500/BARRA GROWTH
                                                        PORTFOLIO                     INDEX                       INDEX
                                                    ----------------           -------------------        --------------------
8/94                                                    10000.00                    10000.00                    10000.00
12/94                                                   10052.00                    10491.00                    10445.00
12/95                                                   12478.00                    14392.00                    14440.00
12/96                                                   14558.00                    17720.00                    17902.00
12/97                                                   19207.00                    23122.00                    24443.00
12/98                                                   26613.00                    32072.00                    34747.00
12/99                                                   35072.00                    42707.00                    44563.00
12/00                                                   27021.00                    33130.00                    34723.00

                                       The performance data quoted represents
                                       past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

                                       The performance of the Large Cap Growth
                                       Portfolio is measured against the Russell
                                       1000 Growth Index, an unmanaged index
                                       generally representative of the
                                       performance of those Russell 3000
                                       companies with higher price-to-book
                                       ratios and higher forecasted growth
                                       values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

                                       The S&P 500/BARRA Growth Index represents the performance for the highest price-to-book securities in the S&P 500.

                                       The benchmark index for the Large Cap
                                       Growth Portfolio has changed from the S&P
                                       500/BARRA Growth Index to the Russell
                                       1000 Growth Index in order to better
                                       represent the investment policies for
                                       comparison purposes.

                             ---------------------------------------------------
                                       The Portfolio's composition is subject to change.

                                       Please refer to the prospectus and the
                                       accompanying financial statements for
                                       more information about the Portfolio.

                          Diversified Equity Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, the Diversified Equity Portfolio posted a total return of -4.36%.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2000?
The stock market started 2000 on a strong note, but it peaked by mid-March. Concerns about valuations of technology shares and higher short-term interest rates and new evidence that the global economy was softening drove the broad-based market to a negative return for the year. Looking for attractive valuations, investors fled the once-dominant large-capitalization growth area in favor of mid- and small-capitalization stocks.

HOW DID THESE EVENTS AFFECT PORTFOLIO PERFORMANCE?
Higher interest rates helped bring down the highest price/earnings ratios. A major factor in the Portfolio's performance was the collapse of many of 1999's big growth-oriented winners, such as Yahoo, Qualcomm and JDS Uniphase. Although these stocks were strongly represented in the S&P 500 Index, they were not represented in the Portfolio. And in a year characterized by a severe technology sell-off and strong volatility, avoiding such stocks added to the Portfolio's relative value. Also, earnings disappointments in technology helped the Portfolio's investments in the steadier health care sector, which was viewed as a "safe haven" during the technology sell-off.

In addition, slowing economic activity helped the Portfolio's investments in the value-oriented market sectors, including the utility and non-durable areas. After ignoring electric utilities for years, investors renewed their interest in this sector, as valuations had become quite compelling.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Rather than emphasizing particular market sectors or trying to time the market's next moves, we research, evaluate and select stocks on an individual basis to build a diversified portfolio of our "best ideas." We don't consciously overweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering great return potential relative to their level of risk, in four different styles--large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value. By building a portfolio one stock at a time, we occasionally may end up with an unintentional style bias. As such, we formally review the Portfolio's style bias once a month to make sure it makes sense.

Ideally, we want to find the right blending of valuation and fundamentals in each stock we own. This strategy paid dividends in 2000, as the market lost interest in the ultra-high-valuation, ultra-high-growth segment that dominated the latter part of 1999.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 2000, the Portfolio's top 10 holdings included General Electric Co. (capital goods) at 3.9% of Portfolio value; Exxon Mobil Corp. (energy), 3.1%; Citigroup, Inc. (financial services), 2.5%; American International Group, Inc. (financial services), 2.5%; Pfizer, Inc. (health care), 2.4%; EMC Corp. (technology), 2.2%; Cisco Systems, Inc. (technology), 2.0%; Microsoft Corp. (technology), 2.0%; SBC Communications, Inc. (utilities), 1.9%; and Bristol-Myers Squibb Co. (health care), 1.7%.

                          Diversified Equity Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Fear of a slumping economy already has caused the Federal Reserve to lower interest rates before the New Year was two days old. The path of rates and the degree of economic slowdown are likely to have a material effect on our investments in 2001. Many stocks suffered in 2000 and could be poised to enjoy a solid 2001, once we get a clearer understanding of these variables. Lower rates, attractive stocks and an economy that avoids a recession may be a backdrop for low double-digit returns in 2001.

/s/ Michael D. Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation
/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

            AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31, 2000

                                                        Since
                                                      Inception
                              1 Year      5 Year      (3/30/95)
  Diversified Equity
    Portfolio                 (4.36)%     12.20%        13.68%

                                      [GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                DIVERSIFIED EQUITY PORTFOLIO      S&P 1500 SUPERCOMPOSITE INDEX
                                                                ----------------------------      -----------------------------
3/95                                                                       10000                              10000
12/95                                                                      11764                              12487
12/96                                                                      13970                              15285
12/97                                                                      17712                              20319
12/98                                                                      20039                              25674
12/99                                                                      21869                              30877
12/00                                                                      20915                              28721

                                      The performance data quoted represents
                                      past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

                                      The performance of the Diversified Equity
                                      Portfolio is measured against the S&P 1500
                                      SuperComposite Index, an unmanaged index consisting of those stocks making up the S&P 500, S&P Mid Cap 400, and the S&P Small Cap 600 Indices representing approximately 87% of the total US equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                             Equity Index Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, the Equity Index Portfolio posted a total return of -9.48%, compared to a total return of -9.10% for the S&P 500 Index, the unmanaged group of stocks the Portfolio seeks to track.

WHAT CONTRIBUTED TO THE DOWNTURN?
After several years of strong double-digit returns, large-capitalization growth stocks, such as those represented in the S&P 500 Index, retreated in 2000. This primarily was due to a slowing economy, higher interest rates and rising oil prices, which contributed to profit growth deceleration and earnings disappointments. In addition, many large-capitalization growth stocks, particularly in the technology and communication sectors, had become significantly overvalued, and strong volatility emerged. Investors shifted their attention to the mid- and small-cap arenas, where they were able to find better values.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Portfolio offered exposure to all market sectors represented in the S&P 500 Index. The financial and health care sectors offered the best relative performance for the year, while the technology sector suffered severely.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
Because the Portfolio seeks to track the S&P 500 Index, its holdings matched and were weighted similarly to those of the Index. As of December 31, 2000, the top 10 stock holdings included General Electric Co. (capital goods) at 4.0% of Portfolio value; Exxon Mobil Corp. (energy), 2.5%; Pfizer, Inc. (health care), 2.4%; Cisco Systems, Inc. (technology), 2.3%; Citigroup, Inc. (financial services), 2.1%; Wal-Mart Stores, Inc. (retail), 2.0%; Microsoft Corp. (technology), 1.9%; American International Group, Inc. (financial services), 1.9%; Merck & Co., Inc. (health care), 1.8%; and Intel Corp. (technology), 1.8%.

WHAT IS YOUR OUTLOOK FOR THE U.S. STOCK MARKET?
Over the near term, the equity market leadership appears to be changing, as investors respond to a slowing economy. We expect continued volatility in the first half of 2001, with continued profit growth deceleration and earnings disappointments. But, we expect the situation to improve in the second half of the year. We believe that the Fed is likely to ease rates in early 2001, and as more liquidity enters the system throughout the year, longer-term earnings outlooks should improve.

We will continue to seek returns comparable to those of the U.S. stock market, as represented by the S&P 500 Index.

/s/ Richard R. Jandrain
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

The S&P 500 Index is an unmanaged group of stocks generally representative of the performance of large, U.S.-based companies. Investors cannot purchase the index directly, but they can invest in the underlying securities.

                             Equity Index Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2000

                                         SINCE
                                       INCEPTION
                           1 YEAR       (5/1/98)
  Equity Index Portfolio   (9.48%)       7.46%

[GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                   EQUITY INDEX PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/98                                                                      10000.00                           10000.00
12/98                                                                     11052.00                           11171.00
12/99                                                                     13385.00                           13522.00
12/00                                                                     12116.00                           12291.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

                               Balanced Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, the Balanced Portfolio posted a total return of 1.65%.

WHAT WAS THE PORTFOLIO'S ASSET ALLOCATION?
The Portfolio maintained an asset allocation of 60% stocks and 40% bonds throughout the year. This represents a "normal" posture for the Portfolio.

Within the stock component, we equally distributed investments between growth and value. We don't consciously overweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering greater return potential relative to their level of risk, in four different styles--large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

The fixed income component was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 2000?
The stock market started 2000 on a strong note and peaked by mid-March. Concerns about valuations of technology shares and higher short-term interest rates and new evidence that the global economy was softening drove the broad-based market to a negative return for the year. Looking for attractive valuations, investors fled the once-dominant large-capitalization growth area in favor of mid- and small-capitalization stocks.

HOW DID THESE EVENTS AFFECT STOCK PERFORMANCE?
Higher interest rates helped bring down the highest price/earnings ratios. A major factor in the stock portfolio's relative performance was the collapse of many of 1999's big growth-oriented winners, such as Yahoo, Qualcomm and JDS Uniphase. Although these stocks were strongly represented in the S&P 500 Index, they were not represented in the stock portfolio. And in a year characterized by a severe technology sell-off and strong volatility, avoiding such stocks added to the portfolio's relative value. Also, earnings disappointments in technology helped the stock portfolio's investments in the steadier health care sector, which was viewed as a "safe haven" during the technology sell-off.

In addition, slowing economic activity helped the stock portfolio's investments in the value-oriented market sectors, including the utility and non-durable areas. After ignoring electric utilities for years, investors renewed their interest in this sector, as valuations had become quite compelling.

WHAT WERE THE TOP HOLDINGS IN THE PORTFOLIO?
As of December 31, 2000, the Portfolio's top 10 holdings included U.S. Treasury Bonds (10.38%, 11/15/12) at 3.4% of Portfolio value; General Electric Co. (capital goods), 2.2%; Exxon Mobil Corp. (energy), 2.0%; Citigroup, Inc. (financial services), 1.9%; American International Group, Inc. (financial services), 1.4%; Pfizer, Inc. (health care), 1.3%; U.S. Treasury Bonds (12.75%, 11/15/10), 1.3%; U.S. Treasury Notes (6.13%, 12/31/01), 1.2%; Cisco Systems,
Inc. (technology), 1.1%; and EMC Corp. (technology), 1.1 %.

HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET IN 2000?
The fixed income market was characterized by broad performance dispersions between Treasuries and other securities. Treasuries significantly outperformed other securities, primarily due to the growing federal budget surplus, which led the Treasury Department to buy back its longer-term debt and reduce the number of Treasury auctions. With a decreasing supply of Treasuries, prices went up and yields went down. In addition, the slowing economy negatively affected corporate bonds and some asset-backed securities and made the higher-quality sectors more appealing.

WHAT WAS YOUR FIXED INCOME STRATEGY?
The slowing economy led to earnings concerns and lower profit expectations for corporate America, which translated to credit concerns and underperformance for the corporate bond sector. In response, we reduced the bond portfolio's allocation to corporate bonds and shortened the average maturity of the corporate bond component. Furthermore, the corporate bonds that we did hold were higher-quality securities. These actions reduced the portfolio's net risk to corporate bonds.

                               Balanced Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

We also increased the bond portfolio's exposure to high-quality mortgage-backed securities, purchasing them when their valuations moved to attractive levels. With their yield advantages, these securities performed relatively well until late in the year, when falling interest rates triggered mortgage refinancing opportunities. As such, we slightly increased the portfolio's duration in an effort to offset the impact of lower mortgage rates. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.) We achieved this by purchasing longer-maturity Treasuries.

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?
Fear of a slumping economy already has caused the Federal Reserve to lower interest rates before the New Year was two days old. The path of rates and the degree of economic slowdown are likely to have a material effect on our investments in 2001. Many stocks suffered in 2000 and could be poised to enjoy a solid 2001, once we get a clearer understanding of these variables. Lower rates, attractive stocks and an economy that avoids a recession may be a backdrop for low double-digit returns in 2001.

In the fixed income market, we will continue to monitor the mortgage market and mortgage refinancing activity. If the Fed continues to ease and the economy gets progressively weaker, mortgage rates should continue to drop. Our longer-term Treasuries should help, though, because as rates drop their prices increase dramatically. We also plan to maintain our under-weighting in corporate bonds until the economy's health improves. Although spreads are attractive in the corporate sector, we believe that significant credit risk still remains a factor.

/s/ Michael D. Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation

/s/ Douglas S. Swanson
Douglas S. Swanson
Team Leader, Taxable Bond Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain
Richard R. Jandrain III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                               Balanced Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2000

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Balanced Portfolio          1.65%      12.50%        12.64%

[GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                                                          LIPPER BALANCED FUNDS
                                                   BALANCED PORTFOLIO             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------           ---------------------
8/94                                                    10000.00                    10000.00                    10000.00
12/94                                                    9868.00                    10154.00                     9956.00
12/95                                                   11909.00                    13969.00                    12434.00
12/96                                                   13329.00                    17177.00                    14057.00
12/97                                                   16382.00                    22908.00                    16910.00
12/98                                                   19509.00                    29454.00                    19462.00
12/99                                                   21109.00                    35651.00                    21210.00
12/00                                                   21457.00                    32405.00                    21717.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Balanced Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper Balanced Funds Index is a blended index consisting of both stocks and bonds with a typical stock-to-bond ratio of around 60% to 40%.

                                 Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, the Bond Portfolio posted a total return of 12.20%.

HOW WOULD YOU CHARACTERIZE BOND MARKET PERFORMANCE IN 2000?
Despite experiencing interest rate and spread volatility throughout 2000, the higher-quality sectors of the bond market bounced back nicely from a disappointing 1999. Early in the year, long-term Treasuries embarked on what would become a year-long rally when the Treasury Department announced it would buy back its outstanding long-term debt, due to the record federal budget surpluses. This led to a sharp decline in longer-term Treasury yields and the significant inversion of the Treasury yield curve. In contrast, corporate securities, particularly lower-quality issues, were underperformers for the year. Economic and company risks increased as the year progressed, causing yield spreads to widen significantly.

Early on, a strong economy and soaring technology stock prices led the Federal Reserve to maintain the tightening course it started in 1999. Between January and May, the Fed increased rates by 1 percentage point. But, by the third quarter, it seemed that economic growth finally had cooled and the impact of the Fed's rate hikes had taken hold. The market was beginning to believe that the Fed had manufactured a "soft landing" for the economy and, therefore, no additional rate hikes were needed. But all was not well, as corporate credit problems emerged, causing corporate spreads to widen. Then, in the fourth quarter, market expectations quickly changed from economic slowdown to potential recession. Interest rates declined significantly, and the yield curve steepened. Conditions pointed to a change in monetary policy from restrictive to accommodative. Spreads on agency securities continued to tighten, but this time agency mortgages were unable to keep pace as refinancing fears began to emerge.

WHAT FACTORS INFLUENCED PORTFOLIO PERFORMANCE?
The Fund's performance benefited from the general decline in market yields and from our sector and security strategies. We under-weighted the struggling corporate bond sector throughout the year, which helped the Portfolio avoid many of the credit problems associated with that area of the market. We also were able to purchase a number of undervalued securities during the year, and these securities helped performance without exposing the Portfolio to additional risk. Furthermore, the Portfolio's position in long-term Treasuries was a positive factor in the first quarter, while the Portfolio's core Treasury holdings performed well all year long.

WHAT WERE YOUR PRIMARY INVESTMENT STRATEGIES FOR THE YEAR?
We kept the Portfolio's level of interest rate risk (duration) relatively constant during the year. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.) We thought it would be very difficult to generate solid returns by trying to anticipate interest rate movements. Instead, we relied on sector and security selection to generate attractive performance. We kept the Portfolio over-weighted in higher-quality mortgage- and asset-backed securities throughout the year, increasing our allocations to these sectors when valuations were appealing. Although these sectors lagged Treasuries in the first quarter, they improved during the remainder of the year. After the first quarter, spreads narrowed, and higher-quality agency, mortgage-backed and asset-backed securities generally outperformed Treasuries on a duration-weighted basis.

                                 Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We believe the fixed income market is poised to produce near coupon-like returns with little or no significant price changes in 2001. We also believe that the economy will experience a soft landing and that interest rates will remain in a trading range throughout most of 2001.

Under these conditions, U.S. agency mortgages and notes and, to a lesser extent, high-grade asset-backed securities are likely to produce competitive returns. In contrast, credit-oriented investments may continue to face a challenging environment, where slower growth causes additional downgrades and tighter liquidity results in greater-than-normal volatility. We will look for an improvement in the credit markets later in the year.
/s/ Douglas S. Swanson
Douglas S. Swanson
Team Leader, Taxable Bond Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities
Banc One Investment Advisors Corporation

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               2000

                                         SINCE
                                       INCEPTION
                           1 YEAR       (5/1/97)
  Bond Portfolio           12.20%        7.41%

[GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                              LEHMAN BRO. AGGREGATE     LIPPER INTERNATIONAL U.S.
                                                     BOND PORTFOLIO                BOND INDEX               GOVERNMENT INDEX
                                                     --------------           ---------------------     -------------------------
5/97                                                      10000                       10000                       10000
12/97                                                     10826                       10864                       10763
12/98                                                     11762                       11808                       11642
12/99                                                     11585                       11712                       11481
12/00                                                     12999                       13073                       12763

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                           Government Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 2000

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 2000, the Government Bond Portfolio posted a total return of 12.00%.

HOW WOULD YOU CHARACTERIZE THE BOND MARKET OF 2000?
Despite experiencing interest rate and spread volatility throughout 2000, the higher-quality sectors of the bond market bounced back nicely from a disappointing 1999. Treasuries generated particularly strong performance, primarily due to record federal budget surpluses that prompted the Treasury Department to initiate a debt buyback program. This led to a sharp decline in longer-term Treasury yields and the significant inversion of the Treasury yield curve. In contrast, corporate securities, particularly lower-quality issues, were under-performers for the year, as economic and company risks increased as the year progressed, causing yield spreads to widen significantly.

Early on, a strong economy and soaring technology stock prices led the Federal Reserve to maintain the tightening course it started in 1999. Between January and May, the Fed increased rates by 1 percentage point. In addition, comments from the Fed and pending Congressional legislation regarding government agency debt led the market to no longer view these securities as comparable quality to federal government debt. Spreads, or the differences in yield between Treasury and non-Treasury bonds, widened significantly.

By the third quarter, economic growth appeared to be moderate. Interest rates began to decline, and the yield curve began to flatten. The market was beginning to believe that the Fed had manufactured a "soft landing" for the economy and, therefore, no additional rate hikes were needed. Spreads on agency securities and agency mortgage-backed securities tightened significantly, as market perception of their credit quality improved and the fear of negative Congressional action diminished. But all was not well, as corporate credit problems emerged, causing corporate spreads to rise moderately.

In the fourth quarter, market expectations changed from economic slowdown to potential recession. Interest rates declined significantly, and the yield curve steepened. Prices of technology stocks collapsed, and corporate credit spreads widened significantly. Conditions pointed to a change in monetary policy from restrictive to accommodative. Spreads on agency securities continued to tighten, but this time agency mortgages were unable to keep pace as refinancing fears began to emerge.

HOW DID THE PORTFOLIO PERFORM IN THIS CLIMATE?
The Portfolio performed well, even though it has a large exposure to mortgages and a low exposure to the top-performing Treasury market. Typically, our strategy includes over-weighting agency mortgage-backed securities. So, when Treasuries outperform all other securities, as they did in 2000, our Portfolio's performance may lag. In addition, in periods of high interest rate volatility and/or yield spread volatility, mortgage-backed securities tend to under-perform other sectors.

WHAT WAS THE PORTFOLIO'S PRIMARY INVESTMENT STRATEGY?
The Portfolio's ongoing strategy is to maximize total return while maintaining a stable duration of approximately five years. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.) We attempt to do this by investing only in securities that are directly or indirectly guaranteed by the U.S. government.

Our goal is to maximize return primarily from income by investing a significant portion of the Portfolio in mortgage-backed securities that represent good value. Because mortgage-backed durations tend to fluctuate with changes in interest rates, we constantly must adjust the duration of the Portfolio's holdings to maintain duration of five years. This strategy generally is successful when undervalued mortgage securities appreciate to their fair value and when interest rate volatility remains low to moderate.

                           Government Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

BUT INTEREST RATE VOLATILITY WAS STRONG. HOW DID YOU MANAGE DURATION?
Because interest rates were very volatile during the year, controlling the Portfolio's duration was somewhat difficult. Given that we hold a significant number of mortgage-backed securities (which see their durations rise as interest rates increase and fall when rates drop), we must balance the cost of maintaining a stable duration with the potential for under-performance if the duration is allowed to drift. In periods of high interest rate volatility, it is more costly to maintain a stable duration. But, because the potential exists for even higher volatility and further declines in rates, maintaining duration becomes imperative. For the year, the Portfolio's duration remained close to its five-year target, although the rapid decline in rates in December caused duration to drift lower.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We believe the fixed income market is poised to produce near coupon-like returns with little or no significant price changes in 2001. In addition, we expect the economy to reach a soft landing and interest rates to remain in a trading range throughout the year.

This backdrop should be favorable for U.S. agency-backed mortgages and debt issues. These securities offer attractive yields with minimal credit risk. Moreover, lower volatility should result in stable mortgage prepayment rates, reducing the effective cost of the refinance option embedded in these instruments. We expect to maintain our over-weighted position in mortgage-backed securities and to stress careful cash flow analysis and secondary market opportunities to purchase the best relative values.

/s/ Douglas S. Swanson
Douglas S. Swanson
Team Leader, Taxable Bond Team
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                           Government Bond Portfolio

One Group Investment Trust
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 2000

                                 AVERAGE ANNUAL
                      TOTAL RETURN AS OF DECEMBER 31, 2000

                                                       Since
                                                     Inception
                             1 Year      5 Year       (8/1/94)
  Government Bond
    Portfolio                12.00%       5.96%        7.01%

[GRAPH-VALUE OF $10,000 INVESTMENT]

                                                                                       SALOMAN BROTHERS 3
                                                                                            TO 7 YR          LIPPER GENERAL U.S.
                                          GOVERNMENT BOND          LEHMAN U.S.        TREASURY/GOVERNMENT      GOVERNMENT FUND
                                             PORTFOLIO           GOVERNMENT INDEX            INDEX                  INDEX
                                          ---------------        ----------------     -------------------    -------------------
8/94                                           10000                  10000                  10000                  10000
12/94                                           9910                   9895                   9876                   9864
12/95                                          11564                  11710                  11516                  11535
12/96                                          11875                  12035                  11918                  11784
12/97                                          13023                  13189                  12916                  12859
12/98                                          13977                  14488                  14132                  13868
12/99                                          13794                  14164                  14022                  13499
12/00                                          15449                  16040                  15661                  15104

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Government Bond Portfolio is measured against the Lehman Brothers Government Bond Index, an unmanaged market weighted index that encompasses U.S. treasury and agency securities with maturities between five and ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these services.

The Salomon Brothers 3-7 Year Treasury Index is comprised of U.S. government agency and treasury securities and mortgage-backed securities.

The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS (96.7%):
Business Equipment & Services (21.2%):
     39,430   Acxiom Corp. (b) ...............  $  1,535,306
     30,590   Affiliated Computer Services,
                Inc., Class A (b) ............     1,856,431
     51,370   Apollo Group, Inc., Class A
                (b) ..........................     2,526,762
     12,630   Catalina Marketing Corp. (b) ...       491,781
     17,140   Choicepoint, Inc. (b) ..........     1,123,741
     94,570   Cintas Corp. ...................     5,029,941
     96,510   Concord EFS, Inc. (b) ..........     4,240,408
     15,540   CSG Systems International,
                Inc. (b) .....................       729,409
     43,300   DST Systems, Inc. (b) ..........     2,901,100
     62,150   Fiserv, Inc. (b) ...............     2,948,241
     19,590   Galileo International, Inc. ....       391,800
     33,910   Herman Miller, Inc. ............       974,913
     17,960   Jack Henry & Associates,
                Inc. .........................     1,115,765
     33,360   Manpower, Inc. .................     1,267,680
     19,980   NOVA Corp. (b) .................       398,351
     28,920   Nvidia Corp. (b) ...............       947,582
     24,650   SEI Investments Co. ............     2,760,800
     26,330   Sotheby's Holdings, Inc.,
                Class A (b) ..................       610,527
     71,670   Sungard Data Systems, Inc.
                (b) ..........................     3,377,449
     32,470   True North Communications,
                Inc. .........................     1,379,975
     78,370   Waters Corp. (b) ...............     6,543,894
                                                ------------
                                                  43,151,856
                                                ------------
Capital Goods (2.8%):
     35,030   American Standard Cos., Inc.
                (b) ..........................     1,727,417
     18,910   Cooper Cameron Cos., Inc.
                (b) ..........................     1,249,242
     20,270   Fastenal Co. ...................     1,112,316
     14,440   SPX Corp. (b) ..................     1,562,228
                                                ------------
                                                   5,651,203
                                                ------------
Consumer Non-Durable (1.6%):
     21,440   Flowers Industries, Inc. .......       337,680
     45,130   McCormick & Co., Inc. ..........     1,627,501
     17,200   Payless Shoesource, Inc. (b) ...     1,216,900
                                                ------------
                                                   3,182,081
                                                ------------
Consumer Services (5.9%):
     30,350   Dun & Bradstreet Corp.
                (New) (b) ....................       785,306
     23,510   International Game Technologies
                (b) ..........................     1,128,480
     19,570   Lee Enterprises, Inc. ..........       583,431
     17,060   Pegasus Communications
                Corp. (b) ....................       439,295
     64,150   Reader's Digest Association,
                Inc., Class A ................     2,509,869
     12,280   Scholastic Corp. (b) ...........     1,088,315

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
    101,280   Univision Communications,
                Inc. (b) .....................  $  4,146,149
      2,170   Washington Post Co. ............     1,338,619
                                                ------------
                                                  12,019,464
                                                ------------
Energy (5.0%):
     32,620   BJ Services Co. (b) ............     2,246,702
     12,690   El Paso Energy Corp. ...........       908,921
     57,410   Global Marine, Inc. (b) ........     1,629,009
     39,310   Hanover Compressor Co. (b) .....     1,751,752
     26,340   National-Oil Well, Inc. (b) ....     1,019,029
     19,710   Smith International, Inc.
                (b) ..........................     1,469,627
     22,990   Transocean Offshore Sedco Forex,
                Inc. .........................     1,057,540
                                                ------------
                                                  10,082,580
                                                ------------
Financial Services (6.9%):
     16,570   Arthur J. Gallagher & Co. ......     1,054,266
     17,920   Greater Bay Bancorp ............       734,720
     12,130   Investors Financial Services
                Corp. ........................     1,043,180
     46,190   Legg Mason, Inc. ...............     2,517,354
     12,790   Metris Companies, Inc. .........       336,537
     91,000   National Commerce Bancorp ......     2,252,250
     10,440   Neuberger Berman, Inc. .........       846,293
     18,490   PNC Financial Services Group ...     1,350,926
     10,240   Silicon Valley Bankshares
                (b) ..........................       353,920
     14,850   TCF Financial Corp. ............       661,753
     60,430   Waddell & Reed Financial, Inc.,
                Class A ......................     2,273,679
     13,970   Westamerica Bancorp ............       600,710
                                                ------------
                                                  14,025,588
                                                ------------
Health Care (22.5%):
     17,100   AmeriSource Health Corp., Class
                A (b) ........................       863,550
     32,760   Apogent Technologies, Inc.
                (b) ..........................       671,580
     14,450   Barr Laboratories, Inc. (b) ....     1,053,947
     20,320   Beckman Coulter, Inc. ..........       852,170
     20,590   Carter-Wallace, Inc. ...........       687,191
      7,100   Cigna Corp. ....................       939,330
     24,400   COR Therapeutics, Inc. (b) .....       857,050
     15,490   Dentsply International, Inc. ...       606,046
     15,290   Express Scripts, Inc., Class A
                (b) ..........................     1,563,403
     37,040   Genzyme Corp. (b) ..............     3,331,285
     35,590   Gilead Sciences, Inc. (b) ......     2,951,746
     98,340   Health Management Associates,
                Inc., Class A (b) ............     2,040,555
     26,370   ICN Pharmaceuticals, Inc. ......       809,229
     23,110   IDEC Pharmaceuticals Corp.
                (b) ..........................     4,380,789
     45,690   Incyte Genomics, Inc. (b) ......     1,136,539
     66,460   IVAX Corp. (b) .................     2,545,418

Continued

One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     17,390   Lincare Holdings, Inc. (b) .....  $    992,317
     17,330   MedImmune, Inc. (b) ............       826,424
     91,640   Millennium Pharmaceuticals, Inc.
                (b) ..........................     5,670,225
     30,890   Minimed, Inc. (b) ..............     1,298,345
     26,690   Oxford Health Plans, Inc.
                (b) ..........................     1,054,255
     19,310   Protein Design Labs, Inc.
                (b) ..........................     1,677,556
     19,440   Quest Diagnostics, Inc. (b) ....     2,760,480
     48,140   Sepracor, Inc. (b) .............     3,857,218
     27,210   Vertex Pharmaceuticals, Inc.
                (b) ..........................     1,945,515
     29,850   VISX, Inc. (b) .................       311,559
                                                ------------
                                                  45,683,722
                                                ------------
Raw Materials (1.6%):
     11,230   Cabot Microelectronics Corp.
                (b) ..........................       583,258
     35,990   Georgia-Pacific Corp. (Timber
                Group) .......................     1,077,451
     23,660   Newport News Shipbuilding,
                Inc. .........................     1,230,320
      9,830   Praxair, Inc. ..................       436,206
                                                ------------
                                                   3,327,235
                                                ------------
Retail (4.8%):
     46,050   Abercrombie & Fitch Co.,
                Class A (b) ..................       921,000
     28,640   American Eagle Outfitters,
                Inc. (b) .....................     1,210,040
     20,780   Bed Bath & Beyond, Inc. (b) ....       464,953
     20,530   BJ's Wholesale Club, Inc.
                (b) ..........................       787,839
     39,600   Brinker International, Inc.
                (b) ..........................     1,673,100
     39,500   CDW Computer Centers, Inc.
                (b) ..........................     1,101,063
     52,400   Dollar Tree Stores, Inc. (b) ...     1,283,800
     79,330   Family Dollar Stores, Inc. .....     1,700,636
      9,020   Kohl's Corp. (b) ...............       550,220
                                                ------------
                                                   9,692,651
                                                ------------
Technology (21.9%):
      9,280   Adtran, Inc. (b) ...............       197,200
    130,760   Cadence Design Systems, Inc.
                (b) ..........................     3,595,899
      2,280   Cirrus Logic, Inc. (b) .........        42,750
     40,000   Dallas Semiconductor Corp. .....     1,025,000
     40,700   DeVry, Inc. (b) ................     1,536,425
      8,410   Dycom Industries, Inc. (b) .....       302,234
     58,000   Electronic Arts, Inc. (b) ......     2,472,249
     13,420   General Dynamics Corp. .........     1,046,760
     10,750   Infocus Corp. (b) ..............       158,563
     46,790   Integrated Device Technology,
                Inc. (b) .....................     1,549,919
     83,940   Jabil Circuit, Inc. (b) ........     2,129,977
     21,120   L-3 Communications Holdings,
                Inc. (b) .....................     1,626,240

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
     15,410   Macromedia, Inc. (b) ...........  $    936,158
     21,730   Macrovision Corp. (b) ..........     1,608,360
     47,330   Mentor Graphics Corp. (b) ......     1,298,617
     53,880   Micrel, Inc. (b) ...............     1,815,083
     53,060   Microchip Technology, Inc.
                (b) ..........................     1,164,004
     17,300   MIPS Technologies, Inc. (b) ....       440,880
     23,520   National Instruments Corp.
                (b) ..........................     1,142,190
     13,050   Palm, Inc. (b) .................       369,478
     20,150   Plantronics, Inc. (b) ..........       947,050
     19,650   Plexus Corp. (b) ...............       597,176
     26,190   Polycom, Inc. (b) ..............       842,991
     24,390   Powerwave Technologies, Inc.
                (b) ..........................     1,426,815
     34,640   Quantum Corp.-DLT & Storage
                Systems (b) ..................       461,145
     80,160   Rational Software Corp. (b) ....     3,121,229
     11,590   Retek, Inc. (b) ................       282,506
     71,670   RF Micro Devices, Inc. (b) .....     1,966,446
      8,980   SanDisk Corp. (b) ..............       249,756
      8,600   Sawtek, Inc. (b) ...............       397,213
     50,400   Semtech Corp. (b) ..............     1,111,950
     59,100   Sybase, Inc. (b) ...............     1,170,919
     39,860   Symantec Corp. (b) .............     1,330,328
        210   Symbol Technologies, Inc. ......         7,560
     39,050   Synopsys, Inc. (b) .............     1,852,434
     49,010   Transwitch Corp. (b) ...........     1,917,516
     20,060   Triquint Semiconductor, Inc.
                (b) ..........................       876,371
     44,760   Wind River Systems, Inc. (b) ...     1,527,435
                                                ------------
                                                  44,544,826
                                                ------------
Transportation (1.4%):
     40,600   C.H. Robinson Worldwide,
                Inc. .........................     1,276,363
     14,250   EGL, Inc. (b) ..................       341,109
     23,170   Expeditors International of
                Washington, Inc. .............     1,243,939
                                                ------------
                                                   2,861,411
                                                ------------
Utilities (1.1%):
     47,240   DPL, Inc. ......................     1,567,777
     16,310   Williams Cos., Inc. ............       651,381
                                                ------------
                                                   2,219,158
                                                ------------
  Total Common Stocks                            196,441,775
                                                ------------
REPURCHASE AGREEMENTS (2.9%):
$ 5,874,000   State Street Bank and Trust,
                6.35%, 1/2/01, (Collateralized
                by $5,885,000 Fannie Mae,
                6.10%, 9/14/01, market value
                $5,996,238) ..................     5,874,000
                                                ------------
  Total Repurchase Agreements                      5,874,000
                                                ------------

Continued

One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
LENDING (5.7%):
Repurchase Agreements (5.7%):
$11,573,832   Lehman Brothers, 6.75%, 1/2/01,
                (Collateralized by $12,378,752
                various Commercial Paper,
                0.00%, 2/28/01 - 6/21/01,
                market value $12,153,109) ....  $ 11,573,832
                                                ------------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             11,573,832
                                                ------------
Total (Cost $207,523,791)(a)                    $213,889,607
                                                ============

------------
Percentages indicated are based on net assets of $203,069,824.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,240,307. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation .....................  $ 23,037,957
                   Unrealized depreciation .....................   (18,912,448)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $  4,125,509
                                                                  ============

(b) Non-income producing securities.

See notes to financial statements.

One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

 SHARES
   OR
PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION           VALUE
---------   --------------------------------  -----------
 COMMON STOCKS (97.2%):
Business Equipment & Services (5.0%):
  16,400    A.C. Nielson Corp. (b) .........  $   594,499
  10,800    Checkfree Corp. (b) ............      459,000
  34,700    Comdisco, Inc. .................      396,881
  10,500    Jacobs Engineering Group, Inc.
              (b) ..........................      484,969
  13,200    KEMET Corp. (b) ................      199,650
   5,400    Manpower, Inc. .................      205,200
   5,700    NCO Group, Inc. (b) ............      173,138
  11,300    Reynolds & Reynolds Co., Class
              A ............................      228,825
  10,600    Sensormatic Electronics Corp.
              (b) ..........................      212,663
  11,800    Viad Corp. .....................      271,400
                                              -----------
                                                3,226,225
                                              -----------
Capital Goods (4.5%):
     700    AGCO Corp. .....................        8,488
   5,400    Black & Decker Corp. ...........      211,950
  16,000    Diebold, Inc. ..................      534,000
   4,400    Flowserve Corp. (b) ............       94,050
   4,200    Harsco Corp. ...................      103,688
   8,200    Hubbell, Inc., Class B .........      217,300
   5,400    Martin Marietta Materials,
              Inc. .........................      228,420
   8,500    Mastec, Inc. (b) ...............      170,000
  15,700    Precision Castparts Corp. ......      660,381
   9,100    Quanta Services, Inc. (b) ......      292,906
   5,600    Teleflex, Inc. .................      247,450
   5,100    York International Corp. .......      156,506
                                              -----------
                                                2,925,139
                                              -----------
Consumer Durable (1.9%):
  20,100    Lear Corp. (b) .................      498,731
  14,600    Mohawk Industries, Inc. (b) ....      399,675
  17,200    Sonoco Products Co. ............      371,950
                                              -----------
                                                1,270,356
                                              -----------
Consumer Non-Durable (7.9%):
   4,600    Dean Foods Co. .................      141,163
  20,900    Dole Food Co., Inc. ............      342,238
  11,700    Energizer Holdings, Inc. (b) ...      250,088
  10,200    Hormel Foods Corp. .............      189,975
  14,100    IBP, Inc. ......................      377,175
  10,200    Interstate Bakeries Corp. ......      143,438
  16,500    Jones Apparel Group, Inc.
              (b) ..........................      531,093
   6,000    Lancaster Colony Corp. .........      168,375
  14,400    Lennar Corp. ...................      522,000
   2,000    Payless Shoesource, Inc. (b) ...      141,500
  22,500    RJ Reynolds Tobacco Holdings,
              Inc. .........................    1,096,874
   6,600    Suiza Foods Corp. (b) ..........      316,800
  25,500    Tyson Foods, Inc., Class A .....      325,125
  35,500    Whitman Corp. (b) ..............      581,312
                                              -----------
                                                5,127,156
                                              -----------

 SHARES
   OR
PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION           VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Consumer Services (5.4%):
   8,500    Belo Corp., Class A ............  $   136,000
   7,000    Callaway Golf Co. ..............      130,375
   4,018    Chris-Craft Industries, Inc.
              (b) ..........................      267,197
  21,800    Harte-Hanks, Inc. ..............      516,388
  29,000    Hilton Hotels Corp. ............      304,500
  22,100    Hispanic Broadcasting Corp.
              (b) ..........................      563,550
   5,900    Houghton Mifflin Co. ...........      273,613
  19,400    Mandalay Resort Group (b) ......      425,588
  57,100    Park Place Entertainment
              Corp. (b) ....................      681,630
   9,900    Westwood One, Inc. (b) .........      191,194
                                              -----------
                                                3,490,035
                                              -----------
Energy (7.4%):
  15,000    ENSCO International, Inc. ......      510,938
  10,700    Murphy Oil Corp. ...............      646,681
   6,600    Newfield Exploration Co. (b) ...      313,088
  23,000    Noble Drilling Corp. (b) .......      999,062
  10,600    Tosco Corp. ....................      359,738
   6,800    Transocean Offshore Sedco Forex,
              Inc. .........................      312,800
  18,300    Ultramar Diamond Shamrock
              Corp. ........................      565,013
  24,100    Weatherford International,
              Inc. (b) .....................    1,138,724
                                              -----------
                                                4,846,044
                                              -----------
Financial Services (22.3%):
  10,600    A.G. Edwards, Inc. .............      502,838
   9,700    Allmerica Financial Corp. ......      703,250
   5,550    Ambac Financial Group, Inc. ....      323,634
   9,700    American Financial Group,
              Inc. .........................      257,656
   9,300    Americredit Corp. (b) ..........      253,425
   7,600    Astoria Financial Corp. ........      412,775
  32,400    Banknorth Group, Inc. ..........      645,975
  10,900    City National Corp. ............      423,056
  21,200    Compass Bancshares, Inc. .......      506,150
  22,300    Dime Bancorp, Inc. .............      659,244
  57,400    E*Trade Group, Inc. (b) ........      423,325
  10,000    Everest Re Group, Ltd. .........      716,250
  17,000    First Tennessee National
              Corp. ........................      491,938
   6,700    GATX Corp. .....................      334,163
  21,900    Greenpoint Financial Corp. .....      896,530
  11,300    Hibernia Corp., Class A ........      144,075
   3,400    M & T Bank Corp. ...............      231,200
  13,000    Marshall & Ilsley Corp. ........      660,790
  18,900    Mercantile Bankshares Corp. ....      816,244
  35,900    North Fork Bancorp, Inc. .......      881,793
  17,600    Old Republic International
              Corp. ........................      563,200
  32,100    Pacific Century Financial
              Corp. ........................      567,769

Continued

One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 SHARES
   OR
PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION           VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
  11,600    PMI Group, Inc. ................  $   785,175
   4,600    PNC Financial Services Group ...      336,088
  12,800    Southtrust Corp. ...............      520,800
   2,800    SunTrust Banks, Inc. ...........      176,400
   5,400    Waddell & Reed Financial, Inc.,
              Class A ......................      203,175
  16,200    Zions Bancorp ..................    1,011,487
                                              -----------
                                               14,448,405
                                              -----------
Health Care (4.3%):
   7,800    Bergen Brunswig Corp., Class
              A ............................      123,474
   8,900    Covance, Inc. (b) ..............       95,675
  18,100    Edwards Lifesciences Corp.
              (b) ..........................      321,275
  23,800    Health Net, Inc. (b) ...........      623,262
  18,400    Incyte Genomics, Inc. (b) ......      457,700
  16,400    Mylan Laboratories, Inc. .......      413,075
  11,200    Omnicare, Inc. .................      242,200
   4,900    Trigon Healthcare, Inc. (b) ....      381,281
   3,400    Watson Pharmaceuticals, Inc.
              (b) ..........................      174,038
                                              -----------
                                                2,831,980
                                              -----------
Raw Materials (4.5%):
  21,500    AK Steel Holding Corp. .........      188,125
  23,100    Cabot Corp. ....................      609,263
   4,843    Cabot Microelectronics Corp.
              (b) ..........................      251,533
  33,500    Crompton Corp. .................      351,750
   7,600    Cytec Industries, Inc. (b) .....      303,525
   7,100    Ferro Corp. ....................      163,300
  20,200    Lubrizol Corp. .................      520,150
   4,300    Rayonier, Inc. .................      171,194
  41,700    RPM, Inc. ......................      357,056
                                              -----------
                                                2,915,896
                                              -----------
Retail (2.9%):
   3,300    American Eagle Outfitters, Inc.
              (b) ..........................      139,425
   7,900    Barnes & Noble, Inc. (b) .......      209,350
   6,000    Brinker International, Inc.
              (b) ..........................      253,499
   6,500    Claire's Stores, Inc. ..........      116,594
   6,800    Furniture Brands International,
              Inc. (b) .....................      143,225
   4,600    Kroger Co. (b) .................      124,488
   4,100    Lands' End, Inc. (b) ...........      102,992
   6,800    Limited, Inc. ..................      116,025
   4,200    Neiman-Marcus Group, Inc., Class
              A (b) ........................      149,363
   8,900    Outback Steakhouse, Inc. (b) ...      230,287
  17,000    Saks, Inc. (b) .................      170,000
   7,200    Williams-Sonoma, Inc. (b) ......      144,000
                                              -----------
                                                1,899,248
                                              -----------

 SHARES
   OR
PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION           VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Shelter (2.8%):
  11,400    Bowater, Inc. ..................  $   642,675
  35,900    Clayton Homes, Inc. ............      412,850
  11,800    HON Industries, Inc. ...........      300,900
   5,200    Pentair, Inc. ..................      125,775
  18,800    Shaw Industries, Inc. ..........      356,025
                                              -----------
                                                1,838,225
                                              -----------
Technology (9.5%):
  52,200    3Com Corp. (b) .................      443,700
  11,600    Advanced Fibre Communication,
              Inc. (b) .....................      209,525
  24,700    Arrow Electronics, Inc. (b) ....      707,037
  85,200    Atmel Corp. (b) ................      990,449
  21,600    Avnet, Inc. ....................      464,400
   5,900    Avocent Corp. (b) ..............      159,300
   7,300    Citrix System, Inc. (b) ........      164,250
   8,300    Commscope, Inc. (b) ............      137,469
  17,600    Credence Systems Corp. (b) .....      404,800
   6,500    Harris Corp. ...................      199,063
   2,700    L-3 Communications Holdings,
              Inc. (b) .....................      207,900
  15,100    Lattice Semiconductor Corp.
              (b) ..........................      277,463
   6,500    Litton Industries, Inc. (b) ....      511,469
  21,400    SCI Systems, Inc. (b) ..........      564,424
  35,800    Storage Technology Corp. (b) ...      322,200
   6,200    Tech Data Corp. (b) ............      167,691
  19,100    Vishay Intertechnology, Inc.
              (b) ..........................      288,888
                                              -----------
                                                6,220,028
                                              -----------
Transportation (1.2%):
   9,800    Alexander & Baldwin, Inc. ......      257,250
  15,700    CNF, Inc. ......................      530,856
                                              -----------
                                                  788,106
                                              -----------
Utilities (17.6%):
  13,000    Alliant Energy Corp. ...........      414,375
  16,600    American Water Works Co.,
              Inc. .........................      487,625
  17,300    Broadwing, Inc. (b) ............      394,656
   6,100    Cinergy Corp. ..................      214,263
   6,300    CMS Energy Corp. ...............      199,631
   5,700    Coastal Corp. ..................      503,381
  13,700    Conectiv, Inc. .................      274,856
   5,400    DQE, Inc. ......................      176,850
   6,300    DTE Energy Co. .................      245,306
  34,200    Energy East Corp. ..............      673,312
   5,800    Kansas City Power & Light
              Co. ..........................      159,138
   9,000    Kinder Morgan, Inc. ............      469,688
  17,900    Montana Power Co. ..............      371,425
  16,600    Niagara Mohawk Holdings,
              Inc. (b) .....................      277,013
   9,700    NiSource, Inc. .................      298,275

Continued

One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 SHARES
   OR
PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION           VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
  23,400    Northeast Utilities ............  $   567,450
   9,100    NSTAR ..........................      390,163
  12,600    OGE Energy Corp. ...............      307,913
   5,800    Pinnacle West Capital Corp. ....      276,225
  13,300    Potomac Electric Power Co. .....      328,643
   4,500    PPL Corp. ......................      203,344
  26,300    Questar Corp. ..................      790,643
  21,800    Sierra Pacific Resources .......      350,163
  14,700    TECO Energy, Inc. ..............      475,913
  11,500    Telephone & Data Systems,
              Inc. .........................    1,034,999
  21,200    UtiliCorp United, Inc. .........      657,200
   9,100    Williams Cos., Inc. ............      363,431
  25,600    Wisconsin Energy Corp. .........      577,600
                                              -----------
                                               11,483,481
                                              -----------
  Total Common Stocks                          63,310,324
                                              -----------
REPURCHASE AGREEMENTS (0.9%):
$602,000    State Street Bank and Trust,
              6.35%, 1/2/01, (Collateralized
              by $600,000 Federal Home Loan
              Bank, 6.32%, 8/24/01, market
              value $614,092) ..............      602,000
                                              -----------
  Total Repurchase Agreements                     602,000
                                              -----------

 SHARES
   OR
PRINCIPAL                                       MARKET
 AMOUNT           SECURITY DESCRIPTION           VALUE
---------   --------------------------------  -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (0.6%):
Repurchase Agreements (0.6%):
$423,375    Lehman Brothers, 6.75%, 1/2/01,
              (Collateralized by $452,819
              various Commercial Paper,
              0.00%, 2/28/01 - 6/21/01,
              market value $444,565)........  $   423,375
                                              -----------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             423,375
                                              -----------
Total (Cost $57,168,196)(a)                   $64,335,699
                                              ===========

------------
Percentages indicated are based on net assets of $65,156,835.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $593,558. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 9,232,328
                   Unrealized depreciation......................   (2,658,383)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 6,573,945
                                                                  ===========

(b) Non-income producing securities.

See notes to financial statements.

One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS (93.6%):
Business Equipment & Services (11.4%):
    13,620   Ceridian Corp. (b) ...............  $   271,549
     7,390   Cintas Corp. .....................      393,056
    12,930   Concord EFS, Inc. (b) ............      568,111
    11,540   DST Systems, Inc. (b) ............      773,180
     7,830   Fiserv, Inc. (b) .................      371,436
     7,510   Jacobs Engineering Group, Inc.
               (b) ............................      346,868
     9,920   Manpower, Inc. ...................      376,960
    10,700   Reynolds & Reynolds Co., Class
               A ..............................      216,675
    13,580   Sungard Data Systems, Inc. (b) ...      639,958
    10,460   Waters Corp. (b) .................      873,409
                                                 -----------
                                                   4,831,202
                                                 -----------
Capital Goods (4.1%):
    12,657   Crane Co. ........................      359,933
     7,030   Harsco Corp. .....................      173,553
     6,960   IDEX Corp. .......................      230,550
     6,110   Littelfuse, Inc. (b) .............      174,899
     4,380   SPX Corp. (b) ....................      473,862
     7,520   Teleflex, Inc. ...................      332,290
                                                 -----------
                                                   1,745,087
                                                 -----------
Consumer Durable (2.7%):
    15,440   Borg Warner, Inc. ................      617,601
    13,780   Dana Corp. .......................      211,006
     3,690   Liz Claiborne, Inc. ..............      153,596
    20,810   Tower Automotive, Inc. (b) .......      187,290
                                                 -----------
                                                   1,169,493
                                                 -----------
Consumer Non-Durable (4.3%):
     5,230   AptarGroup, Inc. .................      153,631
    15,930   Dole Food Co., Inc. ..............      260,854
    12,900   McCormick & Co., Inc. ............      465,206
     5,850   RJ Reynolds Tobacco Holdings,
               Inc. ...........................      285,188
     4,090   Suiza Foods Corp. (b) ............      196,320
    28,700   Whitman Corp. (b) ................      469,962
                                                 -----------
                                                   1,831,161
                                                 -----------
Consumer Services (4.7%):
     7,210   Belo Corp., Class A ..............      115,360
     5,750   Brunswick Corp. ..................       94,516
    19,470   Charter Communications, Inc.
               (b) ............................      441,726
     8,440   Hispanic Broadcasting Corp.
               (b) ............................      215,220
     8,580   New York Times Co., Class A ......      343,736
     7,950   Reader's Digest Association, Inc.,
               Class A ........................      311,044
    11,300   Univision Communications, Inc.
               (b) ............................      462,593
                                                 -----------
                                                   1,984,195
                                                 -----------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Energy (9.3%):
     3,380   Apache Corp. .....................  $   236,811
     6,950   BJ Services Co. (b) ..............      478,681
     5,780   Devon Energy Corp. ...............      352,407
     7,790   El Paso Energy Corp. .............      557,958
     9,830   Grant Prideco, Inc. (b) ..........      215,646
     4,590   Murphy Oil Corp. .................      277,408
     3,710   Nabors Industries, Inc. (b) ......      219,447
     8,480   Noble Drilling Corp. (b) .........      368,350
     3,220   Smith International, Inc. (b) ....      240,091
     5,060   Tosco Corp. ......................      171,724
     8,150   Transocean Offshore Sedco Forex,
               Inc. ...........................      374,900
     9,830   Weatherford International, Inc.
               (b) ............................      464,468
                                                 -----------
                                                   3,957,891
                                                 -----------
Financial Services (13.4%):
    12,700   A.G. Edwards, Inc. ...............      602,455
     2,880   Ambac Financial Group, Inc. ......      167,940
     9,110   AmSouth Bancorp. .................      138,928
     4,242   Associated Banc-Corp. ............      128,851
    29,250   Banknorth Group, Inc. ............      583,171
     5,600   City National Corp. ..............      217,350
     3,240   Comerica, Inc. ...................      192,375
    11,060   Compass Bancshares, Inc. .........      264,058
     9,240   Everest Re Group, Ltd. ...........      661,814
    21,030   First Tennessee National Corp. ...      608,555
    12,380   Heller Financial, Inc. ...........      379,911
     8,150   National Commerce Bancorp ........      201,713
     6,190   Radian Group, Inc. ...............      464,637
     4,120   Silicon Valley Bankshares (b) ....      142,398
     3,630   Southtrust Corp. .................      147,696
    12,720   TD Waterhouse Group (b) ..........      168,540
     1,210   Transatlantic Holdings, Inc. .....      128,109
    13,870   Waddell & Reed Financial, Inc.,
               Class A ........................      521,859
                                                 -----------
                                                   5,720,360
                                                 -----------
Health Care (11.4%):
     1,150   Allergan, Inc. ...................      111,334
     7,790   Apogent Technologies, Inc. (b) ...      159,695
       950   Forest Laboratories, Inc. (b) ....      126,231
     2,740   Genzyme Corp. (b) ................      246,429
     1,940   Gilead Sciences, Inc. (b) ........      160,899
    25,090   Health Management Associates,
               Inc., Class A (b) ..............      520,617

Continued

One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     2,280   IDEC Pharmaceuticals Corp. (b) ...  $   432,202
     9,780   Incyte Genomics, Inc. (b) ........      243,278
     8,270   IVAX Corp. (b) ...................      316,741
     4,190   MedImmune, Inc. (b) ..............      199,811
     8,970   Millennium Pharmaceuticals, Inc.
               (b) ............................      555,018
     5,060   Minimed, Inc. (b) ................      212,678
     2,060   Protein Design Labs, Inc. (b) ....      178,963
     5,940   Sepracor, Inc. (b) ...............      475,942
     2,596   Sybron Dental Specialties, Inc.
               (b) ............................       43,808
       260   Tenet Healthcare Corp. (b) .......       11,554
     2,920   Universal Health Services, Inc.,
               Class B (b)  ...................      326,310
     2,780   Vertex Pharmaceuticals, Inc.
               (b) ............................      198,770
     6,580   Watson Pharmaceuticals, Inc.
               (b) ............................      336,814
                                                 -----------
                                                   4,857,094
                                                 -----------
Raw Materials (1.7%):
    18,230   Crompton Corp. ...................      191,414
     6,240   Engelhard Corp. ..................      127,140
     5,690   Lubrizol Corp. ...................      146,518
     2,480   OM Group, Inc. ...................      135,470
    13,720   RPM, Inc. ........................      117,478
                                                 -----------
                                                     718,020
                                                 -----------
Retail (4.9%):
    12,400   Barnes & Noble, Inc. (b) .........      328,600
     5,550   BJ's Wholesale Club, Inc. (b) ....      212,981
     8,370   Brinker International, Inc.
               (b) ............................      353,633
     6,010   Dollar Tree Stores, Inc. (b) .....      147,245
     4,970   Kohl's Corp. (b) .................      303,170
     8,990   Kroger Co. (b) ...................      243,292
    13,200   Limited, Inc. ....................      225,225
     6,340   RadioShack Corp. .................      271,431
                                                 -----------
                                                   2,085,577
                                                 -----------
Shelter (1.5%):
     6,390   Bowater, Inc. ....................      360,236
    15,400   Leggett & Platt, Inc. ............      291,638
                                                 -----------
                                                     651,874
                                                 -----------
Technology (15.6%):
    25,450   3Com Corp. (b) ...................      216,325
     8,730   Altera Corp. (b) .................      229,708
       390   American Power Conversion Corp.
               (b) ............................        4,826
    13,720   AMETEK, Inc. .....................      355,863

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     4,860   Analog Devices, Inc. (b) .........  $   248,771
     2,180   Applera Corp.-Applied
               Biosystems Group ...............      205,056
     6,020   Arrow Electronics, Inc. (b) ......      172,323
    41,440   Atmel Corp. (b) ..................      481,739
    15,440   Cadence Design Systems, Inc.
               (b) ............................      424,600
     3,080   Comverse Technology, Inc. (b) ....      334,565
     8,070   Electronic Arts, Inc. (b) ........      343,984
    13,490   Jabil Circuit, Inc. (b) ..........      342,309
     1,780   L-3 Communications Holdings, Inc.
               (b) ............................      137,060
     3,300   Lexmark International, Inc.
               (b) ............................      146,231
     5,660   Linear Technology Corp. ..........      261,775
     3,900   Litton Industries, Inc. (b) ......      306,881
     4,720   Maxim Integrated Products,
               Inc. (b) .......................      225,675
    10,950   Rational Software Corp. (b) ......      426,366
     6,690   RF Micro Devices, Inc. (b) .......      183,557
     2,470   Sanmina Corp. (b) ................      189,264
    10,350   SCI Systems, Inc. (b) ............      272,981
     7,120   Symantec Corp. (b) ...............      237,630
     4,500   Symbol Technologies, Inc. ........      162,000
     5,440   Synopsys, Inc. (b) ...............      258,060
     3,720   Teradyne, Inc. (b) ...............      138,570
     6,160   Vishay Intertechnology, Inc.
               (b) ............................       93,170
     5,250   Xilinx, Inc. (b) .................      242,156
                                                 -----------
                                                   6,641,445
                                                 -----------
Transportation (0.5%):
     6,130   CNF, Inc. ........................      207,271
                                                 -----------
Utilities (8.1%):
     8,900   Allegheny Energy, Inc. ...........      428,869
     9,330   Constellation Energy Group,
               Inc. ...........................      420,433
    14,350   Energy East Corp. ................      282,516
     3,760   Kinder Morgan, Inc. ..............      196,225
    13,050   Montana Power Co. ................      270,788
    20,960   Northeast Utilities ..............      508,279
     5,330   Pinnacle West Capital Corp. ......      253,841
     8,090   Potomac Electric Power Co. .......      199,904
     5,350   Progress Energy, Inc., CVO (b) ...        2,354
     5,610   Puget Sound Energy, Inc. .........      156,028
     3,921   Scana Corp. ......................      115,915
    11,464   Sierra Pacific Resources .........      184,141
     4,840   Telephone & Data Systems, Inc. ...      435,599
                                                 -----------
                                                   3,454,892
                                                 -----------
  Total Common Stocks                             39,855,562
                                                 -----------

Continued

One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000


PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
  ------     ----------------------------------  -----------
REPURCHASE AGREEMENTS (6.6%):
$2,818,000   State Street Bank and Trust,
               6.35%, 1/2/01, (Collateralized
               by $2,760,000 Freddie Mac,
               5.96%, 3/30/02, market value
               $2,878,078) ....................  $ 2,818,000
                                                 -----------
  Total Repurchase Agreements                      2,818,000
                                                 -----------


PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
  ------     ----------------------------------  -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (2.5%):
Repurchase Agreements (2.5%):
$1,049,007   Lehman Brothers, 6.75%, 1/2/01,
               (Collateralized by $1,121,962
               various Commercial Paper, 0.00%,
               2/28/01-6/21/01, market value
               $1,101,510) ....................  $ 1,049,007
                                                 -----------
  Total Short-Term Securities Held as
    Collateral for Securities Lending              1,049,007
                                                 -----------
Total (Cost $41,680,708)(a)                      $43,722,569
                                                 ===========

------------
Percentages indicated are based on net assets of $42,553,522.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting by approximately $172,984. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 5,741,931
                   Unrealized depreciation......................   (3,873,054)
                                                                  -----------
                   Net unrealized appreciation (depreciation)...  $ 1,868,877
                                                                  ===========

(b) Non-income producing securities.

See notes to financial statements.

One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS (93.7%):
Business Equipment & Services (5.0%):
    130,470   America Online, Inc. (b) .......  $  4,540,355
     45,430   Automatic Data Processing,
                Inc. .........................     2,876,287
     32,340   eBay, Inc. (b) .................     1,067,220
     28,050   Electronic Data Systems
                Corp. ........................     1,619,888
     20,010   Exodus Communications,
                Inc. (b) .....................       400,200
     15,030   Inktomi Corp. (b) ..............       268,661
     15,800   Paychex, Inc. ..................       768,275
     38,410   Peregrine Systems, Inc. (b) ....       758,598
     14,540   RSA Security, Inc. (b) .........       768,803
     34,910   Waters Corp. (b) ...............     2,914,984
      9,720   Yahoo, Inc. (b) ................       292,208
                                                ------------
                                                  16,275,479
                                                ------------
Capital Goods (8.3%):
     10,670   Boeing Co. .....................       704,220
    539,940   General Electric Co. ...........    25,883,374
      7,530   Molex, Inc. ....................       267,315
     11,520   Tyco International, Ltd. .......       639,360
                                                ------------
                                                  27,494,269
                                                ------------
Consumer Non-Durable (3.9%):
     93,480   Coca-Cola Co. ..................     5,696,437
     30,490   Kimberly-Clark Corp. ...........     2,155,338
     64,820   Philip Morris Co. ..............     2,852,080
     83,020   Sara Lee Corp. .................     2,039,179
                                                ------------
                                                  12,743,034
                                                ------------
Consumer Services (3.0%):
     12,280   Clear Channel Communications,
                Inc. (b) .....................       594,813
     37,830   Comcast Corp., Class A (b) .....     1,579,403
     46,180   Interpublic Group of Cos.,
                Inc. .........................     1,965,536
     50,010   Time Warner, Inc. ..............     2,612,522
     62,530   Viacom, Inc., Class B (b) ......     2,923,277
                                                ------------
                                                   9,675,551
                                                ------------
Energy (0.8%):
     34,640   El Paso Energy Corp. ...........     2,481,090
                                                ------------
Financial Services (2.3%):
     60,100   Charles Schwab Corp. ...........     1,705,338
     32,440   Freddie Mac ....................     2,234,305
     18,950   Merrill Lynch & Co., Inc. ......     1,292,153
     38,020   Providian Financial Corp. ......     2,186,150
                                                ------------
                                                   7,417,946
                                                ------------
Health Care (19.4%):
     33,940   Abbott Laboratories ............     1,643,969
     20,900   Allergan, Inc. .................     2,023,381
     67,030   American Home Products Corp. ...     4,259,757
     80,740   Amgen, Inc. (b) ................     5,162,314
     11,040   Baxter International, Inc. .....       974,970

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     74,690   Bristol-Myers Squibb Co. .......  $  5,522,392
     39,830   Eli Lilly & Co. ................     3,706,679
     22,330   Guidant Corp. (b) ..............     1,204,424
     20,400   Human Genome Sciences,
                Inc. (b) .....................     1,413,975
      6,690   IDEC Pharmaceuticals Corp.
                (b) ..........................     1,268,173
     38,570   Incyte Genomics, Inc. (b) ......       959,429
     36,340   MedImmune, Inc. (b) ............     1,732,964
     81,810   Medtronic, Inc. ................     4,939,279
     44,850   Merck & Co., Inc. ..............     4,199,081
    356,955   Pfizer, Inc. ...................    16,419,930
     34,800   Pharmacia Corp. ................     2,122,800
     89,660   Schering-Plough Corp. ..........     5,088,205
     16,760   Sepracor, Inc. (b) .............     1,342,895
                                                ------------
                                                  63,984,617
                                                ------------
Multi-Industry (2.5%):
     33,170   Corning, Inc. ..................     1,751,791
     48,500   S&P 500 Depositary Receipt .....     6,362,593
                                                ------------
                                                   8,114,384
                                                ------------
Retail (7.0%):
     35,320   Bed Bath & Beyond, Inc. (b) ....       790,285
      8,980   Best Buy Co., Inc. (b) .........       265,471
     16,220   CVS Corp. ......................       972,186
    132,550   Home Depot, Inc. ...............     6,055,878
     26,630   Kohl's Corp. (b) ...............     1,624,430
     36,990   Kroger Co. (b) .................     1,001,042
     19,110   RadioShack Corp. ...............       818,147
     19,940   Safeway, Inc. (b) ..............     1,246,250
    140,980   Wal-Mart Stores, Inc. ..........     7,489,563
     60,320   Walgreen Co. ...................     2,522,130
                                                ------------
                                                  22,785,382
                                                ------------
Technology (38.6%):
     25,080   3Com Corp. (b) .................       213,180
     38,250   ADC Telecommunications,
                Inc. (b) .....................       693,281
     28,800   Adobe Systems, Inc. ............     1,675,800
     18,450   Adtran, Inc. (b) ...............       392,063
     17,750   Advanced Fibre Communication,
                Inc. (b) .....................       320,609
     28,530   Agilent Technologies, Inc.
                (b) ..........................     1,562,018
     55,860   Altera Corp. (b) ...............     1,469,816
     22,780   Applera Corp.-Applied
                Biosystems Group .............     2,142,744
     54,000   Applied Materials, Inc. (b) ....     2,062,125
     16,460   Applied Micro Circuits Corp.
                (b) ..........................     1,235,272
      4,140   Ariba, Inc. (b) ................       222,008
     12,160   BEA Systems, Inc. (b) ..........       818,520
     15,910   BMC Software, Inc. (b) .........       222,740

Continued

One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
     10,210   Broadcom Corp., Class A (b) ....  $    857,640
     12,400   Brocade Communications Systems,
                Inc. (b) .....................     1,138,475
     35,860   Cadence Design Systems,
                Inc. (b) .....................       986,150
      7,140   CIENA Corp. (b) ................       579,679
    390,910   Cisco Systems, Inc. (b) ........    14,952,307
     48,150   Citrix System, Inc. (b) ........     1,083,375
     17,600   Comverse Technology, Inc.
                (b) ..........................     1,911,800
    103,510   Dell Computer Corp. (b) ........     1,804,956
    137,180   EMC Corp. (b) ..................     9,122,469
      3,860   Foundry Networks, Inc. (b) .....        57,900
      4,880   Globespan, Inc. (b) ............       134,200
     36,680   Hewlett-Packard Co. ............     1,157,713
     73,540   IBM Corp. ......................     6,250,900
    402,100   Intel Corp. ....................    12,088,130
     31,440   JDS Uniphase Corp. (b) .........     1,310,655
      5,460   Juniper Networks, Inc. (b) .....       688,301
     37,040   Level 3 Communications, Inc.
                (b) ..........................     1,215,375
     21,090   Linear Technology Corp. ........       975,413
    164,350   Lucent Technologies, Inc. ......     2,218,725
     20,320   Maxim Integrated Products, Inc.
                (b) ..........................       971,550
     56,590   McLeod USA, Inc. (b) ...........       799,334
      5,980   Micrel, Inc. (b) ...............       201,451
      6,280   Micron Technology, Inc. (b) ....       222,940
    246,270   Microsoft Corp. (b) ............    10,681,960
     51,740   Motorola, Inc. .................     1,047,735
      9,725   National Instruments Corp.
                (b) ..........................       472,270
     24,550   Network Appliance, Inc. (b) ....     1,575,803
      9,190   Openwave Systems, Inc. (b) .....       440,546
    219,530   Oracle Corp. (b) ...............     6,380,091
     57,590   Palm, Inc. (b) .................     1,630,517
     98,710   Parametric Technology Corp.
                (b) ..........................     1,326,416
     38,960   Peoplesoft, Inc. (b) ...........     1,448,825
     13,210   PMC - Sierra, Inc. (b) .........     1,038,636
     37,070   Qualcomm, Inc. (b) .............     3,046,691
     12,790   Rational Software Corp. (b) ....       498,011
      5,460   Redback Networks, Inc. (b) .....       223,860
      8,400   Sanmina Corp. (b) ..............       643,650
      2,000   SDL, Inc. (b) ..................       296,375
     10,140   Siebel Systems, Inc. (b) .......       685,718
    210,630   Sun Microsystems, Inc. (b) .....     5,871,311
      5,030   Sycamore Networks, Inc. (b) ....       188,625
     18,690   Symantec Corp. (b) .............       623,779
     31,450   Symbol Technologies, Inc. ......     1,132,200

  SHARES
    OR
 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
     22,780   Synopsys, Inc. (b) .............  $  1,080,626
     42,310   Tellabs, Inc. (b) ..............     2,390,515
    102,311   Texas Instruments, Inc. ........     4,846,984
      6,050   Tibco Software, Inc. (b) .......       290,022
     24,480   Transwitch Corp. (b) ...........       957,780
      6,700   VeriSign, Inc. (b) .............       497,161
     17,960   Veritas Software Corp. (b) .....     1,571,500
     21,530   Wind River Systems, Inc. (b) ...       734,711
     32,130   Xilinx, Inc. (b) ...............     1,481,996
                                                ------------
                                                 126,863,928
                                                ------------
Utilities (2.9%):
     16,480   AES Corp. (b) ..................       912,580
     21,650   Enron Corp. ....................     1,799,656
     18,900   Metromedia Fiber Network, Inc.
                (b) ..........................       191,363
     37,900   Nextel Communications, Inc.,
                Class A (b) ..................       938,025
     50,158   Qwest Communications
                International, Inc. (b) ......     2,056,490
     28,380   Sprint Corp., PCS (b) ..........       580,016
     12,040   Voicestream Wireless Corp.
                (b) ..........................     1,211,525
     41,950   Williams Cos., Inc. ............     1,675,378
                                                ------------
                                                   9,365,033
                                                ------------
  Total Common Stocks                            307,200,713
                                                ------------
REPURCHASE AGREEMENTS (6.5%):
$21,168,000   State Street Bank and Trust,
                6.35%, 1/2/01, (Collateralized
                by $21,245,000 Fannie Mae,
                6.00%, 9/24/01, market value
                $21,594,884) .................    21,168,000
                                                ------------
  Total Repurchase Agreements                     21,168,000
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (9.9%):
Repurchase Agreements (9.9%):
 32,272,924   Lehman Brothers, 6.75%, 1/2/01,
                (Collateralized by $34,517,395
                various Commercial Paper,
                0.00%. 2/28/01 - 6/21/01,
                market value $33,888,202).....    32,272,924
                                                ------------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             32,272,924
                                                ------------
Total (Cost $388,915,424)(a)                    $360,641,637
                                                ============

Continued

One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

------------
Percentages indicated are based on net assets of $327,602,043.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,850,794, cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 46,232,836
                   Unrealized depreciation......................   (78,357,417)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $(32,124,581)
                                                                  ============

(b) Non-income producing securities.

See notes to financial statements.

One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                        MARKET
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------    -------------------------------  ------------
 COMMON STOCKS (93.4%):
Business Equipment & Services (3.1%):
   23,330    America Online, Inc. (b) ......  $    811,884
   10,270    Automatic Data Processing,
               Inc. ........................       650,219
   13,490    Electronic Data Systems
               Corp. .......................       779,048
   13,750    Waters Corp. (b) ..............     1,148,125
                                              ------------
                                                 3,389,276
                                              ------------
Capital Goods (6.8%):
   13,200    Crane Co. .....................       375,375
    7,020    Fastenal Co. ..................       385,223
   81,270    General Electric Co. ..........     3,895,880
        6    Huttig Building Products,
               Inc. (b) ....................            25
    8,230    Johnson Controls, Inc. ........       427,960
    4,250    SPX Corp. (b) .................       459,797
   32,010    Tyco International, Ltd. ......     1,776,555
    6,900    USG Corp. .....................       155,250
                                              ------------
                                                 7,476,065
                                              ------------
Consumer Durable (2.0%):
   11,000    Danaher Corp. .................       752,126
    4,880    Eaton Corp. ...................       366,915
   11,260    General Motors Corp. ..........       573,556
    8,410    Lear Corp. (b) ................       208,673
    5,090    Whirlpool Corp. ...............       242,729
                                              ------------
                                                 2,143,999
                                              ------------
Consumer Non-Durable (5.1%):
   20,700    Archer-Daniels-Midland Co. ....       310,500
   14,330    Coca-Cola Co. .................       873,234
    3,510    Dole Food Co., Inc. ...........        57,476
   12,520    Interstate Bakeries Corp. .....       176,063
   20,720    Kimberly-Clark Corp. ..........     1,464,698
   28,150    Philip Morris Co. .............     1,238,600
    6,250    Proctor & Gamble Co. ..........       490,234
   38,470    Sara Lee Corp. ................       944,919
                                              ------------
                                                 5,555,724
                                              ------------
Consumer Services (3.1%):
   12,890    Comcast Corp., Class A (b) ....       538,158
   20,820    Time Warner, Inc. .............     1,087,637
   25,697    Viacom, Inc., Class B (b) .....     1,201,334
   18,170    Walt Disney Co. ...............       525,794
                                              ------------
                                                 3,352,923
                                              ------------
Energy (6.6%):
   11,450    El Paso Energy Corp. ..........       820,106
   41,795    Exxon Mobil Corp. .............     3,633,552
   12,550    Halliburton Co. ...............       454,938
   18,360    Occidental Petroleum Corp. ....       445,230
   13,030    Texaco, Inc. ..................       809,489
   11,070    Tosco Corp. ...................       375,688

  SHARES
    OR
PRINCIPAL                                        MARKET
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------    -------------------------------  ------------
COMMON STOCKS, CONTINUED:
Energy, continued:
    8,750    Transocean Offshore Sedco
               Forex, Inc. .................  $    402,500
    9,870    USX-Marathon Group, Inc. ......       273,893
                                              ------------
                                                 7,215,396
                                              ------------
Financial Services (16.0%):
   14,820    American Express Co. ..........       814,174
   25,570    American International Group,
               Inc. ........................     2,520,242
   17,500    Bank of America Corp. .........       802,813
   12,843    Charter One Financial, Inc. ...       370,842
   17,835    Chase Manhattan Corp. (b) .....       810,378
   65,281    Citigroup, Inc. ...............     3,333,410
   26,920    FleetBoston Financial Corp. ...     1,011,183
   24,910    Freddie Mac ...................     1,715,675
   14,470    Hartford Financial Services
               Group, Inc. .................     1,021,944
   11,470    John Hancock Financial
               Services, Inc. ..............       431,559
    7,270    Marsh & McLennan Co. ..........       850,590
   17,050    Morgan Stanley Dean Witter &
               Co. .........................     1,351,213
   11,240    Pacific Century Financial
               Corp. .......................       198,808
   13,020    Southtrust Corp. ..............       529,751
    7,220    SunTrust Banks, Inc. ..........       454,860
    8,310    Waddell & Reed Financial, Inc.,
               Class A .....................       312,664
   17,486    Wells Fargo & Co. .............       973,752
                                              ------------
                                                17,503,858
                                              ------------
Health Care (13.6%):
   22,520    Abbott Laboratories ...........     1,090,813
   19,020    American Home Products
               Corp. .......................     1,208,721
    9,960    Amgen, Inc. (b) ...............       636,818
    9,460    Baxter International, Inc. ....       835,436
   25,220    Bristol-Myers Squibb Co. ......     1,864,703
    8,920    Cigna Corp. ...................     1,180,116
    6,400    Guidant Corp. (b) .............       345,200
    5,920    Johnson & Johnson .............       621,970
    7,420    MedImmune, Inc. (b) ...........       353,841
   22,000    Medtronic, Inc. ...............     1,328,250
   10,540    Merck & Co., Inc. .............       986,808
   51,730    Pfizer, Inc. ..................     2,379,579
   16,660    Schering-Plough Corp. .........       945,455
   23,910    Tenet Healthcare Corp. (b) ....     1,062,501
                                              ------------
                                                14,840,211
                                              ------------
Multi-Industry (0.5%):
   12,520    Honeywell International,
               Inc. ........................       592,353
                                              ------------

Continued

One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                        MARKET
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------    -------------------------------  ------------
COMMON STOCKS, CONTINUED:
 Raw Materials (2.9%):
   23,310    Alcoa, Inc. ...................  $    780,884
   10,280    Cabot Corp. ...................       271,135
    2,801    Cabot Microelectronics
               Corp. (b) ...................       145,477
   21,160    Crompton Corp. ................       222,180
    9,480    Cytec Industries, Inc. (b) ....       378,608
    8,780    E.I. du Pont de Nemours &
               Co. .........................       424,184
   18,170    Sherwin-Williams Co. ..........       478,098
   10,870    Sigma-Aldrich Corp. ...........       427,327
                                              ------------
                                                 3,127,893
                                              ------------
Retail (7.3%):
   19,140    Brinker International, Inc.
               (b) .........................       808,665
   10,120    Costco Wholesale Corp. (b) ....       404,168
   20,790    CVS Corp. .....................     1,246,100
   11,610    Home Depot, Inc. ..............       530,432
   15,890    Kohl's Corp. (b) ..............       969,290
   25,690    Kroger Co. (b) ................       695,236
   22,460    Limited, Inc. .................       383,224
    7,800    Starbucks Corp. (b) ...........       345,150
    8,490    Tricon Global Restaurants,
               Inc. (b) ....................       280,170
   28,920    Wal-Mart Stores, Inc. .........     1,536,374
   19,110    Walgreen Co. ..................       799,037
                                              ------------
                                                 7,997,846
                                              ------------
Shelter (0.6%):
   13,260    Georgia-Pacific Corp. .........       412,718
    7,900    Pentair, Inc. .................       191,081
                                              ------------
                                                   603,799
                                              ------------
Technology (16.9%):
   25,530    ADC Telecommunications,
               Inc. (b) ....................       462,731
   15,480    Applied Materials, Inc. (b) ...       591,143
    2,321    Avaya, Inc. (b) ...............        23,935
   53,460    Cisco Systems, Inc. (b) .......     2,044,844
   24,810    Compaq Computer Corp. .........       373,391
    6,450    Comverse Technology, Inc.
               (b) .........................       700,631
   11,170    Dell Computer Corp. (b) .......       194,777
   30,750    EMC Corp. (b) .................     2,044,874
   14,860    Hewlett-Packard Co. ...........       469,019
   11,530    IBM Corp. .....................       980,050
   57,620    Intel Corp. ...................     1,732,201
    8,460    Linear Technology Corp. .......       391,275
   28,570    Lucent Technologies, Inc. .....       385,695

  SHARES
    OR
PRINCIPAL                                        MARKET
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------    -------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
   44,870    Microsoft Corp. (b) ...........  $  1,946,236
   17,720    Motorola, Inc. ................       358,830
   34,430    Nortel Networks Corp. .........     1,103,912
   35,780    Oracle Corp. (b) ..............     1,039,856
    9,650    Palm, Inc. (b) ................       273,216
   13,420    Rational Software Corp. (b) ...       522,541
   26,660    Sun Microsystems, Inc. (b) ....       743,148
    8,160    Symantec Corp. (b) ............       272,340
   11,410    Symbol Technologies, Inc. .....       410,760
   21,940    Texas Instruments, Inc. .......     1,039,408
   11,720    Xilinx, Inc. (b) ..............       540,585
                                              ------------
                                                18,645,398
                                              ------------
Transportation (0.3%):
    6,010    United Parcel Service, Inc.,
               Class B .....................       353,463
                                              ------------
Utilities (8.6%):
   12,300    AT&T Corp. ....................       212,944
   11,340    CenturyTel, Inc. ..............       405,405
   12,630    CMS Energy Corp. ..............       400,213
   26,050    Energy East Corp. .............       512,859
   11,940    Enron Corp. ...................       992,512
   10,280    FPL Group, Inc. ...............       737,590
   16,660    GPU, Inc. .....................       613,296
   13,250    Nextel Communications, Inc.,
               Class A (b) .................       327,938
    9,820    Pinnacle West Capital Corp. ...       467,678
   15,400    Qwest Communications
               International, Inc. (b) .....       631,400
   40,490    SBC Communications, Inc. ......     1,933,397
   23,000    Sprint Corp. ..................       467,188
   16,630    Verizon Communications,
               Inc. ........................       833,579
   14,000    Williams Cos., Inc. ...........       559,125
   23,060    WorldCom, Inc. (b) ............       324,281
                                              ------------
                                                 9,419,405
                                              ------------
  Total Common Stocks                          102,217,609
                                              ------------
REPURCHASE AGREEMENTS (6.6%):
$7,272,000   State Street Bank and Trust,
               6.35%, 1/2/01,
               (Collateralized by $6,815,000
               Freddie Mac, 7.00%, 3/15/10,
               market value $7,419,831) ....     7,272,000
                                              ------------
  Total Repurchase Agreements                    7,272,000
                                              ------------

Continued

One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                        MARKET
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------    -------------------------------  ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
 LENDING (0.8%):
Repurchase Agreements (0.8%):
$ 906,757    Lehman Brothers, 6.75%, 1/2/01,
               (Collateralized by $969,819
               various Commercial Paper,
               0.00%, 2/28/01-6/21/01,
               market value $952,141) ......  $    906,757
                                              ------------
  Total Short-Term Securities Held as
    Collateral for Securities Lending              906,757
                                              ------------
Total (Cost $106,662,829)(a)                  $110,396,366
                                              ============

------------
Percentages indicated are based on net assets of $109,518,806.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $142,168. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 16,187,920
                   Unrealized depreciation......................   (12,596,551)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $  3,591,369
                                                                  ============

(b) Non-income producing securities.

See notes to financial statements.

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMERCIAL PAPER (1.0%):
Asset Backed Securities (1.0%):
$1,000,000   C.C. (USA), Inc., 6.49%,
               3/1/01 .........................  $   989,680
                                                 -----------
  Total Commercial Paper                             989,680
                                                 -----------
COMMON STOCKS (97.8%):
Business Equipment & Services (2.5%):
     1,600   Allied Waste Industries, Inc.
               (b) ............................       23,300
    18,700   America Online, Inc. (b) .........      650,759
     5,100   Automatic Data Processing,
               Inc. ...........................      322,893
     1,200   Ceridian Corp. (b) ...............       23,925
     1,300   Computer Sciences Corp. (b) ......       78,162
     1,200   Convergys Corp. (b) ..............       54,375
       600   Deluxe Corp. .....................       15,162
     3,700   Electronic Data Systems Corp. ....      213,675
     1,100   Equifax, Inc. ....................       31,556
     3,200   First Data Corp. .................      168,600
       700   H & R Block, Inc. ................       28,963
     2,600   Novell, Inc. (b) .................       13,569
     2,400   Office Depot, Inc. (b) ...........       17,100
     1,400   Omnicom Group, Inc. ..............      116,025
     2,975   Paychex, Inc. ....................      144,659
     2,000   Pitney Bowes, Inc. ...............       66,250
     1,000   R.R. Donnelley & Sons Co. ........       27,000
     1,400   Robert Half International, Inc.
               (b) ............................       37,100
       500   Ryder Systems, Inc. ..............        8,313
     1,078   Sabre Group Holdings, Inc. (b) ...       46,489
     1,000   Sapient Corp. (b) ................       11,938
     3,600   Staples, Inc. (b) ................       42,525
     5,000   Waste Management, Inc. ...........      138,750
     4,500   Yahoo, Inc. (b) ..................      135,281
                                                 -----------
                                                   2,416,369
                                                 -----------
Capital Goods (6.7%):
       600   Black & Decker Corp. .............       23,550
     7,100   Boeing Co. .......................      468,599
     2,800   Caterpillar, Inc. ................      132,475
       700   Cooper Industries, Inc. ..........       32,156
       450   Crane Co. ........................       12,797
       300   Cummins Engine, Inc. .............       11,381
     1,900   Deere & Co. ......................       87,044
     1,600   Dover Corp. ......................       64,900
     3,400   Emerson Electric Co. .............      267,963
    79,400   General Electric Co. .............    3,806,237
     2,400   Illinois Tool Works, Inc. ........      142,950
     1,300   Ingersoll-Rand Co. ...............       54,438
       700   Johnson Controls, Inc. ...........       36,400
     1,575   Molex, Inc. ......................       55,913
       300   National Service Industries,
               Inc. ...........................        7,706
       500   Navistar International Corp.
               (b) ............................       13,094
       600   Paccar, Inc. .....................       29,550
       900   Parker-Hannifin Corp. ............       39,713

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
     1,300   PPG Industries, Inc. .............  $    60,206
     1,400   Thermo Electron Corp. (b) ........       41,650
       500   Timken Co. .......................        7,563
    14,021   Tyco International, Ltd. .........      778,165
     3,800   United Technologies Corp. ........      298,775
       700   W.W. Grainger, Inc. ..............       25,550
                                                 -----------
                                                   6,498,775
                                                 -----------
Consumer Durable (1.3%):
     1,000   AutoZone, Inc. (b) ...............       28,500
       200   Briggs & Stratton Corp. ..........        8,875
       600   Cooper Tire & Rubber Co. .........        6,375
     1,192   Dana Corp. .......................       18,253
     1,100   Danaher Corp. ....................       75,213
     4,508   Delphi Automotive Systems
               Corp. ..........................       50,715
     2,400   Eastman Kodak Co. ................       94,500
       600   Eaton Corp. ......................       45,113
    14,986   Ford Motor Co. ...................      351,233
     4,500   General Motors Corp. .............      229,218
     1,400   Genuine Parts Co. ................       36,663
     1,300   Goodyear Tire & Rubber Co. .......       29,887
     2,400   Harley-Davidson, Inc. ............       95,399
       700   ITT Industries, Inc. .............       27,125
       400   Liz Claiborne, Inc. ..............       16,650
       600   Maytag Corp. .....................       19,388
       500   Snap-On, Inc. ....................       13,938
       700   Stanley Works ....................       21,831
     1,008   Visteon Corp. ....................       11,592
       500   Whirlpool Corp. ..................       23,844
                                                 -----------
                                                   1,204,312
                                                 -----------
Consumer Non-Durable (7.3%):
       300   Adolph Coors Co., Class B ........       24,094
       400   Alberto-Culver Co., Class B ......       17,125
       500   American Greetings Corp., Class
               A ..............................        4,719
     7,200   Anheuser-Busch Co., Inc. .........      327,600
     5,084   Archer-Daniels-Midland Co. .......       76,260
     1,900   Avon Products, Inc. ..............       90,963
       200   Ball Corp. .......................        9,213
       400   Bemis Co., Inc. ..................       13,425
       500   Brown-Forman Corp., Class B ......       33,250
     3,400   Campbell Soup Co. ................      117,725
     1,900   Clorox Co. .......................       67,450
    19,900   Coca-Cola Co. ....................    1,212,655
     3,300   Coca-Cola Enterprises, Inc. ......       62,700
     4,600   Colgate Palmolive Co. ............      296,930
     4,300   ConAgra Foods, Inc. ..............      111,800
     1,200   Fortune Brands, Inc. .............       36,000
     2,300   General Mills, Inc. ..............      102,494
     8,400   Gillette Co. .....................      303,450

Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     2,800   H.J. Heinz Co. ...................  $   132,825
     1,100   Hershey Foods Corp. ..............       70,813
       800   International Flavors &
               Fragrances, Inc. ...............       16,250
     3,200   Kellogg Co. ......................       84,000
     4,300   Kimberly-Clark Corp. .............      303,967
    10,500   McDonald's Corp. .................      357,000
     2,157   Newell Rubbermaid, Inc. ..........       49,072
     1,300   Pactiv Corp. (b) .................       16,088
    11,600   PepsiCo, Inc. ....................      574,924
    17,800   Philip Morris Co. ................      783,199
    10,500   Proctor & Gamble Co. .............      823,593
     1,000   Quaker Oats Co. ..................       97,375
     2,500   Ralston Purina Group .............       65,313
       500   Reebok International Ltd. (b) ....       13,670
     6,700   Sara Lee Corp. ...................      164,569
     1,100   SuperValu, Inc. ..................       15,263
     5,400   Sysco Corp. ......................      162,000
       500   Tupperware Corp. .................       10,219
     4,571   Unilever N.V. ....................      287,687
     1,300   UST, Inc. ........................       36,481
       900   Wm. Wrigley Junior Co. ...........       86,231
                                                 -----------
                                                   7,058,392
                                                 -----------
Consumer Services (3.3%):
       700   Brunswick Corp. ..................       11,506
     4,700   Carnival Corp. ...................      144,819
     5,800   Cendant Corp. (b) ................       55,825
     4,700   Clear Channel Communications, Inc.
               (b) ............................      227,656
     7,200   Comcast Corp., Class A (b) .......      300,600
       700   Dow Jones & Co., Inc. ............       39,638
     2,100   Gannett Co., Inc. ................      132,431
     1,000   Harcourt General, Inc. ...........       57,200
       900   Harrah's Entertainment, Inc.
               (b) ............................       23,738
     1,400   Hasbro, Inc. .....................       14,875
     2,900   Hilton Hotels Corp. ..............       30,450
     2,500   Interpublic Group of Cos.,
               Inc. ...........................      106,406
       600   Knight-Ridder, Inc. ..............       34,125
     1,900   Marriott International, Inc.,
               Class A ........................       80,275
     3,400   Mattel, Inc. .....................       49,096
     1,600   McGraw-Hill Co., Inc. ............       93,800
       400   Meredith Corp. ...................       12,875
     1,300   New York Times Co., Class A ......       52,081
     1,500   Starwood Hotels & Resorts
               Worldwide ......................       52,875
    10,600   Time Warner, Inc. ................      553,744
     2,431   Tribune Co. ......................      102,689

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
    12,098   Viacom, Inc., Class B (b) ........  $   565,581
    16,700   Walt Disney Co. ..................      483,256
                                                 -----------
                                                   3,225,541
                                                 -----------
Energy (6.4%):
       700   Amerada Hess Corp. ...............       51,144
     2,028   Anadarko Petroleum Corp. .........      144,150
     1,000   Apache Corp. .....................       70,063
       600   Ashland Co., Inc. ................       21,534
     2,670   Baker Hughes, Inc. ...............      110,972
     1,700   Burlington Resources, Inc. .......       85,850
     5,100   Chevron Corp. ....................      430,631
     4,944   Conoco, Inc., Class B ............      143,067
     1,000   Devon Energy Corp. ...............       60,970
     1,900   El Paso Energy Corp. .............      136,088
       900   EOG Resources, Inc. ..............       49,219
    27,904   Exxon Mobil Corp. ................    2,425,903
     3,500   Halliburton Co. ..................      126,875
       736   Kerr-McGee Corp. .................       49,266
       500   McDermott International, Inc. ....        5,375
     1,162   Nabors Industries, Inc. (b) ......       68,732
     3,000   Occidental Petroleum Corp. .......       72,750
     2,000   Phillips Petroleum Co. ...........      113,750
       800   Rowan Cos., Inc. (b) .............       21,600
    17,200   Royal Dutch Petroleum Co., NY
               Shares .........................    1,041,675
     4,600   Schlumberger Ltd. ................      367,713
       700   Sunoco, Inc. .....................       23,581
     4,400   Texaco, Inc. .....................      273,350
     1,200   Tosco Corp. ......................       40,725
     1,690   Transocean Offshore Sedco Forex,
               Inc. ...........................       77,740
     1,900   Unocal Corp. .....................       73,506
     2,500   USX-Marathon Group, Inc. .........       69,375
                                                 -----------
                                                   6,155,604
                                                 -----------
Financial Services (17.0%):
     2,100   AFLAC, Inc. ......................      151,594
     5,900   Allstate Corp. ...................      257,019
       800   Ambac Financial Group, Inc. ......       46,650
    10,700   American Express Co. .............      587,830
     2,000   American General Corp. ...........      163,000
    18,680   American International Group,
               Inc. ...........................    1,841,147
     3,000   AmSouth Bancorp ..................       45,750
     2,050   Aon Corp. ........................       70,213
    12,992   Bank of America Corp. ............      596,007
     5,900   Bank of New York Co., Inc. .......      325,606
     9,286   Bank One Corp. ...................      340,100
     3,200   BB&T Corp. .......................      119,400
       825   Bear Stearns Co., Inc. ...........       41,817

Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     1,600   Capital One Financial Corp. ......  $   105,300
    11,050   Charles Schwab Corp. .............      313,544
     1,670   Charter One Financial, Inc. ......       48,221
    10,500   Chase Manhattan Corp. (b) ........      477,094
     1,400   Chubb Corp. ......................      121,100
     1,300   Cincinnati Financial Corp. .......       51,431
     2,100   CIT Group, Inc. (The) ............       42,263
    40,266   Citigroup, Inc. ..................    2,056,082
     1,300   Comerica, Inc. ...................       77,188
     2,591   Conseco, Inc. ....................       34,169
       900   Countrywide Credit Industries,
               Inc. ...........................       45,225
     8,100   Fannie Mae .......................      702,674
     3,700   Fifth Third Bancorp ..............      221,075
     7,900   First Union Corp. ................      219,719
     7,636   Firstar Corp. ....................      177,537
     7,265   FleetBoston Financial Corp. ......      272,892
     1,900   Franklin Resources, Inc. .........       72,390
     5,600   Freddie Mac ......................      385,700
     1,300   Golden West Financial Corp. ......       87,750
     1,800   Hartford Financial Services Group,
               Inc. ...........................      127,125
     3,806   Household International, Inc. ....      209,330
     2,008   Huntington Bancshares, Inc. ......       32,505
       800   Jefferson-Pilot Corp. ............       59,800
     1,300   JP Morgan & Co., Inc. ............      215,150
     3,400   Key Corp. ........................       95,200
     1,900   Lehman Brothers Holding, Inc. ....      128,488
     1,500   Lincoln National Corp. ...........       70,969
       800   Loews Corp. ......................       82,850
     2,250   Marsh & McLennan Co. .............      263,250
       800   MBIA, Inc. .......................       59,300
     6,850   MBNA Corp. .......................      253,022
     3,900   Mellon Financial Corp. ...........      191,831
     6,500   Merrill Lynch & Co., Inc. ........      443,219
     6,100   Metlife, Inc. ....................      213,500
       900   MGIC Investment Corp. ............       60,694
     1,300   Moody's Corp. ....................       33,394
     9,000   Morgan Stanley Dean Witter &
               Co. ............................      713,249
     4,900   National City Corp. ..............      140,875
     1,800   Northern Trust Corp. .............      146,813
     1,000   Old Kent Financial Corp. .........       43,750
     2,300   PNC Financial Services Group .....      168,044
       600   Progressive Corp. ................       62,175
     2,300   Providian Financial Corp. ........      132,250
     1,800   Regions Financial Corp. ..........       49,163
     1,000   SAFECO Corp. .....................       32,875
     1,300   Southtrust Corp. .................       52,894
     1,700   St. Paul Co., Inc. ...............       92,331
     1,300   State Street Corp. ...............      161,473
     1,800   Stilwell Financial, Inc. .........       70,988

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     1,400   Summit Bancorp ...................  $    53,463
     2,400   SunTrust Banks, Inc. .............      151,200
     2,250   Synovus Financial Corp. ..........       60,609
       920   T. Rowe Price Group, Inc. ........       38,884
     1,000   Torchmark Corp. ..................       38,438
     6,000   U.S. Bancorp .....................      175,125
     1,100   Union Planters Corp. .............       39,325
     1,892   UnumProvident Corp. ..............       50,848
     1,300   USA Education, Inc. ..............       88,400
     1,600   Wachovia Corp. ...................       93,000
     4,318   Washington Mutual, Inc. ..........      229,124
    13,700   Wells Fargo & Co. ................      762,918
                                                 -----------
                                                  16,285,328
                                                 -----------
Health Care (13.9%):
    12,400   Abbott Laboratories ..............      600,625
     1,100   Aetna, Inc. (b) ..................       45,169
     1,000   Allergan, Inc. ...................       96,813
     1,900   ALZA Corp. (b) ...................       80,750
    10,500   American Home Products Corp. .....      667,275
     8,300   Amgen, Inc. (b) ..................      530,681
       400   Bausch & Lomb, Inc. ..............       16,175
     2,400   Baxter International, Inc. .......      211,950
     2,000   Becton, Dickinson & Co. ..........       69,250
     1,200   Biogen, Inc. (b) .................       72,075
     1,450   Biomet, Inc. .....................       57,547
     3,200   Boston Scientific Corp. (b) ......       43,800
    15,700   Bristol-Myers Squibb Co. .........    1,160,819
       400   C.R. Bard, Inc. ..................       18,625
     2,250   Cardinal Health, Inc. ............      224,156
     1,500   Chiron Corp. (b) .................       66,750
     1,200   Cigna Corp. ......................      158,760
     9,000   Eli Lilly & Co. ..................      837,563
       650   Forest Laboratories, Inc. (b) ....       86,369
     2,500   Guidant Corp. (b) ................      134,844
     4,400   HCA-The Healthcare Corp. .........      193,644
     3,100   Healthsouth Corp. (b) ............       50,569
     1,400   Humana, Inc. (b) .................       21,350
     2,400   IMS Health, Inc. .................       64,800
    11,100   Johnson & Johnson ................    1,166,193
     1,350   King Pharmaceuticals, Inc. (b) ...       69,778
       800   Manor Care, Inc. (b) .............       16,500
     2,322   McKesson HBOC, Inc. ..............       83,337
     1,650   MedImmune, Inc. (b) ..............       78,684
     9,600   Medtronic, Inc. ..................      579,600
    18,500   Merck & Co., Inc. ................    1,732,062
       400   Millipore Corp. ..................       25,200
    50,550   Pfizer, Inc. .....................    2,325,299
    10,313   Pharmacia Corp. ..................      629,093
       900   Quintiles Transnational Corp.
               (b) ............................       18,844

Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
    11,700   Schering-Plough Corp. ............  $   663,975
       700   St. Jude Medical, Inc. (b) .......       43,006
     1,515   Stryker Corp. ....................       76,644
     2,500   Tenet Healthcare Corp. (b) .......      111,094
     2,600   UnitedHealth Group, Inc. .........      159,575
       800   Watson Pharmaceuticals, Inc.
               (b) ............................       40,950
       500   Wellpoint Health Networks, Inc.
               (b) ............................       57,625
                                                 -----------
                                                  13,387,818
                                                 -----------
Multi-Industry (1.2%):
     7,400   Corning, Inc. ....................      390,812
       200   FMC Corp. (b) ....................       14,338
     6,362   Honeywell International, Inc. ....      301,002
     3,200   Minnesota Mining & Manufacturing
               Co. ............................      385,600
     1,100   Textron, Inc. ....................       51,150
                                                 -----------
                                                   1,142,902
                                                 -----------
Raw Materials (1.8%):
     1,800   Air Products and Chemicals,
               Inc. ...........................       73,800
     2,600   Alcan Aluminum, Ltd. .............       88,888
     6,936   Alcoa, Inc. ......................      232,355
       600   Allegheny Technologies, Inc. .....        9,525
       900   Avery Dennison Corp. .............       49,388
       800   B. F. Goodrich Co. ...............       29,100
     3,200   Barrick Gold Corp. ...............       52,416
     5,400   Dow Chemical Co. .................      197,774
     8,311   E.I. du Pont de Nemours & Co. ....      401,524
       600   Eastman Chemical Co. .............       29,250
     1,000   Ecolab, Inc. .....................       43,188
     1,000   Engelhard Corp. ..................       20,375
     1,200   Freeport-McMoRan Copper & Gold,
               Inc., Class B (b) ..............       10,275
       400   Great Lakes Chemical Corp. .......       14,875
       900   Hercules, Inc. ...................       17,156
     2,100   Homestake Mining Co. .............        8,794
     1,500   Inco Ltd. (b) ....................       25,140
     1,300   Newmont Mining Corp. .............       22,181
       600   Nucor Corp. ......................       23,813
     1,000   Pall Corp. .......................       21,313
       670   Phelps Dodge Corp. ...............       37,394
     2,600   Placer Dome, Inc. ................       25,025
     1,300   Praxair, Inc. ....................       57,688
     1,710   Rohm & Haas Co. ..................       62,094
     1,300   Sherwin-Williams Co. .............       34,206
       600   Sigma-Aldrich Corp. ..............       23,588
     1,100   Union Carbide Corp. ..............       59,194
       700   USX-U.S. Steel Group, Inc. .......       12,600

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
       800   Vulcan Materials Co. .............  $    38,300
       700   Worthington Industries, Inc. .....        5,644
                                                 -----------
                                                   1,726,863
                                                 -----------
Retail (5.9%):
     3,341   Albertson's, Inc. ................       88,537
     2,240   Bed Bath & Beyond, Inc. (b) ......       50,120
     1,700   Best Buy Co., Inc. (b) ...........       50,256
     1,600   Circuit City Stores, Inc. ........       18,400
       900   Consolidated Stores Corp. (b) ....        9,563
     3,600   Costco Wholesale Corp. (b) .......      143,775
     3,100   CVS Corp. ........................      185,806
     1,000   Darden Restaurants, Inc. .........       22,875
       700   Dillard's, Inc., Class A .........        8,269
     2,682   Dollar General Corp. .............       50,623
     1,600   Federated Department Stores, Inc.
               (b) ............................       56,000
     6,800   Gap, Inc. ........................      173,400
    18,550   Home Depot, Inc. .................      847,502
     2,100   J.C. Penney, Inc. ................       22,838
     3,900   KMart, Inc. (b) ..................       20,719
     2,700   Kohl's Corp. (b) .................      164,700
     6,600   Kroger Co. (b) ...................      178,613
     3,400   Limited, Inc. ....................       58,013
       300   Longs Drug Stores, Inc. ..........        7,238
     3,100   Lowe's Cos., Inc. ................      137,950
     2,400   May Department Stores Co. ........       78,600
     2,200   Nike, Inc., Class B ..............      122,788
     1,000   Nordstrom, Inc. ..................       18,188
     1,500   RadioShack Corp. .................       64,219
     4,000   Safeway, Inc. (b) ................      249,999
     2,700   Sears Roebuck & Co. ..............       93,825
     1,500   Starbucks Corp. (b) ..............       66,375
     7,200   Target Corp. .....................      232,199
     1,200   Tiffany & Co. ....................       37,950
     2,300   TJX Cos., Inc. ...................       63,825
     1,600   Toys "R" Us, Inc. (b) ............       26,700
     1,200   Tricon Global Restaurants, Inc.
               (b) ............................       39,600
       900   V.F. Corp. .......................       32,616
    35,800   Wal-Mart Stores, Inc. ............    1,901,874
     8,100   Walgreen Co. .....................      338,680
       900   Wendy's International, Inc. ......       23,625
     1,100   Winn-Dixie Stores, Inc. ..........       21,313
                                                 -----------
                                                   5,707,573
                                                 -----------
Shelter (0.7%):
       500   Boise Cascade Corp. ..............       16,813
       500   Centex Corp. .....................       18,781
       600   Fluor Corp. (b) ..................       19,838
     1,796   Georgia-Pacific Corp. ............       55,901

Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Shelter, continued:
     3,872   International Paper Co. ..........  $   158,025
       300   Kaufman & Broad Home Corp. .......       10,106
     1,575   Leggett & Platt, Inc. ............       29,827
       800   Louisiana-Pacific Corp. ..........        8,100
     3,600   Masco Corp. ......................       92,474
       800   Mead Corp. .......................       25,100
       200   Potlatch Corp. ...................        6,713
       300   Pulte Corp. ......................       12,656
       700   Sealed Air Corp. (b) .............       21,350
       400   Temple-Inland, Inc. ..............       21,450
       800   Westvaco Corp. ...................       23,350
     1,800   Weyerhaeuser Co. .................       91,350
       900   Williamette Industries, Inc. .....       42,244
                                                 -----------
                                                     654,078
                                                 -----------
Technology (20.2%):
       800   Adaptec, Inc. (b) ................        8,200
     6,200   ADC Telecommunications, Inc.
               (b) ............................      112,375
     1,900   Adobe Systems, Inc. ..............      110,556
     2,500   Advanced Micro Devices, Inc.
               (b) ............................       34,531
     3,612   Agilent Technologies, Inc. (b) ...      197,757
     3,200   Altera Corp. (b) .................       84,200
     1,600   American Power Conversion Corp.
               (b) ............................       19,800
     2,900   Analog Devices, Inc. (b) .........      148,444
       600   Andrew Corp. (b) .................       13,050
     2,600   Apple Computer, Inc. (b) .........       38,675
     1,700   Applera Corp.-Applied Biosystems
               Group ..........................      159,906
     6,500   Applied Materials, Inc. (b) ......      248,219
     2,300   Applied Micro Circuits Corp.
               (b) ............................      172,608
       500   Autodesk, Inc. ...................       13,469
     2,232   Avaya, Inc. (b) ..................       23,018
     2,000   BMC Software, Inc. (b) ...........       28,000
     1,900   Broadcom Corp., Class A (b) ......      159,600
     2,200   BroadVision, Inc. (b) ............       25,988
     1,500   Cabletron Systems, Inc. (b) ......       22,594
    57,700   Cisco Systems, Inc. (b) ..........    2,207,024
     1,500   Citrix System, Inc. (b) ..........       33,750
    13,594   Compaq Computer Corp. ............      204,590
     4,700   Computer Associates International,
               Inc. ...........................       91,650
     2,900   Compuware Corp. (b) ..............       18,125
     1,300   Comverse Technology, Inc. (b) ....      141,213
     1,800   Conexant Systems, Inc. (b) .......       27,675
    20,700   Dell Computer Corp. (b) ..........      360,956
    17,524   EMC Corp. (b) ....................    1,165,345
     2,600   Gateway, Inc. (b) ................       46,774
     1,600   General Dynamics Corp. ...........      124,800

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     7,120   Global Crossing Ltd. (b) .........  $   101,905
    15,800   Hewlett-Packard Co. ..............      498,688
    14,100   IBM Corp. ........................    1,198,499
    53,900   Intel Corp. ......................    1,620,368
     1,600   Intuit, Inc. (b) .................       63,100
     7,700   JDS Uniphase Corp. (b) ...........      320,994
     1,500   KLA-Tencor Corp. (b) .............       50,531
     1,000   Lexmark International, Inc.
               (b) ............................       44,313
     2,500   Linear Technology Corp. ..........      115,625
     3,400   Lockheed Martin Corp. ............      115,430
     2,600   LSI Logic Corp. (b) ..............       44,434
    26,790   Lucent Technologies, Inc. ........      361,665
     2,300   Maxim Integrated Products,
               Inc. (b) .......................      109,969
       600   Mercury Interactive Corp. (b) ....       54,150
     4,500   Micron Technology, Inc. (b) ......      159,750
    42,700   Microsoft Corp. (b) ..............    1,852,112
    17,490   Motorola, Inc. ...................      354,173
     1,400   National Semiconductor Corp.
               (b) ............................       28,175
       800   NCR Corp. (b) ....................       39,300
     2,500   Network Appliance, Inc. (b) ......      160,469
    24,840   Nortel Networks Corp. ............      796,432
       600   Northrop Grumman Corp. ...........       49,800
     1,000   Novellus Systems, Inc. (b) .......       35,938
    44,900   Oracle Corp. (b) .................    1,304,905
     4,563   Palm, Inc. (b) ...................      129,190
     2,200   Parametric Technology Corp.
               (b) ............................       29,563
     2,300   Peoplesoft, Inc. (b) .............       85,531
       400   PerkinElmer, Inc. ................       42,000
       600   Power-One, Inc. (b) ..............       23,588
       760   Qlogic Corp. (b) .................       58,520
     6,000   Qualcomm, Inc. (b) ...............      493,125
     2,700   Raytheon Co., Class B ............       83,869
     1,500   Rockwell International Corp. .....       71,438
     1,200   Sanmina Corp. (b) ................       91,950
     3,400   Siebel Systems, Inc. (b) .........      229,925
     5,100   Solectron Corp. (b) ..............      172,890
    25,700   Sun Microsystems, Inc. (b) .......      716,387
     1,200   Symbol Technologies, Inc. ........       43,200
       800   Tektronix, Inc. ..................       26,950
     3,300   Tellabs, Inc. (b) ................      186,450
     1,400   Teradyne, Inc. (b) ...............       52,150
    13,900   Texas Instruments, Inc. ..........      658,513
       500   Thomas & Betts Corp. .............        8,094
     1,000   TRW, Inc. ........................       38,750
     2,500   Unisys Corp. (b) .................       36,563
     3,859   Veritas Software Corp. (b) .......      337,663
     1,425   Vitesse Semiconductor Corp.
               (b) ............................       78,820

Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     5,300   Xerox Corp. ......................  $    24,513
     2,600   Xilinx, Inc. (b) .................      119,925
                                                 -----------
                                                  19,363,184
                                                 -----------
Transportation (0.6%):
     1,200   AMR Corp. (b) ....................       47,025
     3,200   Burlington Northern Santa Fe
               Corp. ..........................       90,600
     1,700   CSX Corp. ........................       44,094
     1,000   Delta Air Lines, Inc. ............       50,188
     2,300   FedEx Corp. (b) ..................       91,908
       350   Kansas City Southern Industries,
               Inc. ...........................        3,544
     3,100   Norfolk Southern Corp. ...........       41,269
     4,025   Southwest Airlines Co. ...........      134,957
     2,000   Union Pacific Corp. ..............      101,500
       500   US Airways Group, Inc. (b) .......       20,281
                                                 -----------
                                                     625,366
                                                 -----------
Utilities (9.0%):
     3,700   AES Corp. (b) ....................      204,888
       900   Allegheny Energy, Inc. ...........       43,369
     2,500   ALLTEL Corp. .....................      156,094
     1,100   Ameren Corp. .....................       50,944
     2,620   American Electric Power Co.,
               Inc. ...........................      121,830
    30,082   AT&T Corp. .......................      520,794
    15,000   BellSouth Corp. ..................      614,062
     2,300   Calpine Corp. (b) ................      103,644
     1,150   CenturyTel, Inc. .................       41,113
     1,300   Cinergy Corp. ....................       45,663
     1,000   CMS Energy Corp. .................       31,688
     1,700   Coastal Corp. ....................      150,131
     1,700   Consolidated Edison, Inc. ........       65,450
     1,200   Constellation Energy Group,
               Inc. ...........................       54,075
     1,884   Dominion Resources, Inc. of
               Virginia .......................      126,228
     1,100   DTE Energy Co. ...................       42,831
     3,000   Duke Energy Corp. ................      255,750
     2,550   Dynegy, Inc. .....................      142,959
     2,600   Edison International .............       40,625
     6,000   Enron Corp. ......................      498,750
     1,800   Entergy Corp. ....................       76,163
     2,537   Exelon Corp. .....................      178,123
     1,800   First Energy Corp. ...............       56,813
     1,400   FPL Group, Inc. ..................      100,450
     1,000   GPU, Inc. ........................       36,813

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     1,100   Keyspan Corp. ....................  $    46,613
       893   Kinder Morgan, Inc. ..............       46,603
     6,100   Nextel Communications, Inc.,
               Class A (b) ....................      150,975
     1,300   Niagara Mohawk Holdings, Inc.
               (b) ............................       21,694
       400   NICOR, Inc. ......................       17,275
     1,200   NiSource, Inc. ...................       36,900
       200   Oneok, Inc. ......................        9,625
       300   Peoples Energy Corp. .............       13,425
     3,100   PG&E Corp. .......................       62,000
       700   Pinnacle West Capital Corp. ......       33,338
     1,200   PPL Corp. ........................       54,225
     2,493   Progress Energy, Inc. (b) ........      122,614
       700   Progress Energy, Inc., CVO (b) ...          308
     1,700   Public Service Enterprise
               Group ..........................       82,663
    13,242   Qwest Communications
               International, Inc. (b) ........      542,921
     2,400   Reliant Energy, Inc. .............      103,950
    27,148   SBC Communications, Inc. .........    1,296,316
     1,300   Scientific-Atlanta, Inc. .........       42,331
     1,600   Sempra Energy ....................       37,200
     5,400   Southern Co. .....................      179,550
     7,100   Sprint Corp. .....................      144,219
     7,500   Sprint Corp., PCS (b) ............      153,281
     2,100   TXU Corp. ........................       93,056
    21,642   Verizon Communications, Inc. .....    1,084,804
     3,500   Williams Cos., Inc. ..............      139,781
    23,105   WorldCom, Inc. (b) ...............      324,914
     2,685   Xcel Energy, Inc. ................       78,033
                                                 -----------
                                                   8,677,864
                                                 -----------
  Total Common Stocks                             94,129,969
                                                 -----------
U.S. TREASURY OBLIGATIONS (0.4%):
U.S. Treasury Bills (0.4%):
$  375,000   1/18/01 (c) ......................      374,112
                                                 -----------
  Total U.S. Treasury Obligations                    374,112
                                                 -----------
REPURCHASE AGREEMENTS (1.1%):
 1,053,000   State Street Bank and Trust,
               6.35%, 1/2/01, (Collateralized
               by $935,000 Fannie Mae, 7.25%,
               5/15/30, market value
               $1,076,419) ....................    1,053,000
                                                 -----------
  Total Repurchase Agreements                      1,053,000
                                                 -----------

Continued

One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
LENDING (1.8%):
Repurchase Agreements (1.8%):
$1,745,187   Lehman Brothers, 6.75%, 1/2/01,
               (Collateralized by 1,866,559
               various Commercial Paper, 0.00%,
               2/28/01 - 6/21/01, market value
               $1,832,535).....................  $ 1,745,187
                                                 -----------
  Total Short-Term Securities Held as
    Collateral for Securities Lending              1,745,187
                                                 -----------
Total (Cost $101,315,655)(a)                     $98,291,948
                                                 ===========

------------
Percentages indicated are based on net assets of $96,305,446.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $25,474. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 13,880,931
                   Unrealized depreciation......................   (16,930,112)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $ (3,049,181)
                                                                  ============

(b) Non-income producing securities.

(c) Serves as collateral for futures contracts.

See notes to financial statements.

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES (5.1%):
$   44,311   Advanta Equipment Receivables,
               Series 98-1, Class A2, 5.82%,
               12/15/06 ......................  $     44,302
   325,000   Advanta Mortgage Loan Trust,
               Series 98-1, Class A4, 6.42%,
               9/24/21  ......................       325,358
   101,231   Advanta Mortgage Loan Trust,
               Series 97-4, Class A4, 6.66%,
               3/25/22 .......................       101,389
   360,000   Advanta Mortgage Loan Trust,
               Series 97-4, Class A5, 6.72%,
               3/25/24 .......................       362,353
   216,019   Americredit Automobile
               Receivables Trust, Series 98-B,
               Class A4, 6.06%, 12/12/02 .....       216,147
   300,000   Americredit Automobile
               Receivables Trust, Series 00-A,
               Class A4, 7.29%, 12/12/06 .....       309,718
   470,000   Americredit Automobile
               Receivables Trust, Series 99-A,
               Class A4, 5.88%, 12/12/05 .....       470,820
   122,543   Americredit Automobile
               Receivables Trust, Series 97-D,
               Class A3, 6.24%, 9/5/03 .......       122,708
   135,229   Arcadia Automobile Receivables
               Trust, Series 97-D, Class A3,
               6.20%, 5/15/03 ................       135,357
   150,000   Arcadia Automobile Receivables
               Trust, Series 99-B, Class A4,
               6.51%, 9/15/04  ...............       151,479
   125,995   Case Equipment Loan Trust, Series
               98-A, Class A4, 5.83%,
               2/15/05 .......................       125,872
   375,000   Chase Credit Card Master Trust,
               Series 98-3, Class A, 6.00%,
               8/15/05 .......................       377,166
   258,929   Chase Manhattan Owner Trust,
               Series 97-A, Class A7, 6.14%,
               10/16/06  .....................       259,076
   296,756   Chase Mortgage Finance
               Corporation, Series 94-C, Class
               A6, 6.25%, 2/25/10 ............       293,915
    24,898   Consumer Portfolio Services,
               Series 97, Class 2A, 6.65%,
               10/15/02 ......................        24,924
   155,000   Contimortgage Home Equity Loan
               Trust, Series 98-1, Class A5,
               6.43%, 4/15/16 ................       155,210
     8,743   Copelco Capital Funding Corp.,
               Series 96-A, Class A, 6.34%,
               7/20/04 .......................         8,749

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$  375,000   EQCC Home Equity Loan Trust,
               Series 99-2, Class A2F, 6.22%,
               6/25/11 .......................  $    374,114
   210,000   EQCC Home Equity Loan Trust,
               Series 97-3, Class A5, 6.45%,
               9/15/12 .......................       210,212
   556,000   EQCC Home Equity Loan Trust,
               Series 97-2, Class A7, 6.89%,
               2/15/20 .......................       562,673
   265,859   Fleetwood Credit Corp. Grantor
               Trust, Series 97-B, Class A,
               6.40%, 5/15/13 ................       266,248
   475,000   Ford Credit Auto Owner Trust,
               Series 00-A, Class A5, 7.19%,
               3/15/04 .......................       488,581
   162,160   Ford Credit Auto Owner Trust,
               Series 99-C, Class A3, 5.77%,
               11/15/01 ......................       162,208
   130,000   Ford Credit Auto Owner Trust,
               Series 00-A, Class A4, 7.09%,
               11/17/03 ......................       132,057
   105,000   Ford Credit Auto Owner Trust,
               Series 00-D, Class A5, 7.15%,
               1/15/05 .......................       108,032
   100,000   Green Tree Financial Corporation,
               Series 96-2, Class A3, 6.90%,
               4/15/27 .......................       100,509
   368,459   Green Tree Financial Corporation,
               Series 97-7, Class A5, 6.54%,
               7/15/29  ......................       369,898
   472,649   Green Tree Recreational,
               Equipment & Consumer Trust,
               Series 98-A, Class A1C, 6.18%,
               6/15/19 .......................       474,627
   137,873   Greentree Lease Finance, Series
               98-1, Class A3, 5.60%,
               7/20/02 .......................       137,691
    50,129   Money Store Home Equity Trust,
               Series 96-C, Class A12, 7.25%,
               7/15/13 .......................        50,104
    35,142   Money Store Home Equity Trust,
               Series 96-B, Class A7, 7.55%,
               2/15/20 .......................        35,252
    12,855   Money Store Home Equity Trust,
               Series 94-C, Class A4, 7.80%,
               10/15/21 ......................        12,862
    95,000   Money Store Home Equity Trust,
               Series 97-D, Class AF7, 6.49%,
               12/15/38 ......................        95,073
   278,218   Nationscredit Grantor Trust,
               Series 96-1, Class A, 5.85%,
               9/15/11 .......................       276,767

Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$    8,793   Oakwood Mortgage Investors, Inc.,
               Series 96-C, Class A3, 6.75%,
               4/15/27  ......................  $      8,777
     6,710   Oakwood Mortgage Investors, Inc.,
               Series 97-C, Class A2, 6.45%,
               11/15/27  .....................         6,697
   180,000   Olympic Automobile Receivables
               Trust, Series 97-A, Class A5,
               6.80%, 2/15/05  ...............       180,669
   185,167   Onyx Acceptance Auto Trust,
               Series 97-2, Class A, 6.35%,
               10/15/03 ......................       184,838
   215,000   Onyx Acceptance Auto Trust,
               Series 99-A, Class A2, 5.83%,
               3/15/04 .......................       215,027
   500,000   Onyx Acceptance Auto Trust,
               Series 98-A, Class CTFS, 5.99%,
               1/15/05 .......................       500,687
   182,569   Premier Auto Trust, Series 98-5,
               Class A3, 5.07%, 7/8/02 .......       181,798
   218,779   Provident Bank Equipment Lease
               Trust, Series 98-A, Class A3,
               5.60%, 4/25/06  ...............       218,208
   116,667   Sears Credit Account Master
               Trust, Series 98-1, Class A,
               5.80%, 8/15/05  ...............       116,528
   200,000   Sears Credit Account Master
               Trust, Series 95-5, Class A,
               6.05%, 1/15/08  ...............       200,919
   173,170   Sears Mortgage Funding Trust,
               Series 98-1, Class D, 9.93%,
               4/1/19 ........................       177,829
   378,886   SLM Student Loan Trust, Series
               99-1, Class A1T, 6.67%,
               4/25/08* ......................       379,604
    51,095   Union Acceptance Corp., Series
               96-C, Class A2, 6.51%,
               11/8/02 .......................        51,066
   165,226   Union Acceptance Corp., Series
               97-B, Class A2, 6.70%,
               6/8/03 ........................       165,331
   229,214   Union Acceptance Corp., Series
               98-A, Class A4, 6.11%,
               10/8/03 .......................       229,027
   170,000   Union Acceptance Corp., Series
               99-A, Class A4, 5.70%, 6/8/04
                ..............................       169,229
    26,777   WFS Financial Owner Trust, Series
               98-B, Class A3, 5.95%, 7/20/01
                ..............................        26,789
   143,087   WFS Financial Owner Trust, Series
               99-A, Class A3, 5.55%,
               2/20/03 .......................       142,797

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$  225,000   WFS Financial Owner Trust, Series
               99-B, Class A4, 6.42%,
               7/20/04 .......................  $    226,648
                                                ------------
  Total Asset Backed Securities                   10,723,919
                                                ------------
COMMON STOCKS (56.4%):
Business Equipment & Services (1.9%):
    26,960   America Online, Inc. (b) ........       938,208
    11,700   Automatic Data Processing,
               Inc. ..........................       740,756
    15,430   Electronic Data Systems Corp. ...       891,083
    16,030   Waters Corp. (b) ................     1,338,505
                                                ------------
                                                   3,908,552
                                                ------------
Capital Goods (4.1%):
    15,250   Crane Co. .......................       433,672
     8,160   Fastenal Co. ....................       447,780
    93,600   General Electric Co. ............     4,486,950
         1   Huttig Building Products,
               Inc. ..........................             4
     9,290   Johnson Controls, Inc. ..........       483,080
     4,920   SPX Corp. (b) ...................       532,283
    36,800   Tyco International, Ltd. ........     2,042,400
     7,970   USG Corp. .......................       179,325
                                                ------------
                                                   8,605,494
                                                ------------
Consumer Durable (1.0%):
    12,690   Danaher Corp. ...................       867,678
    12,870   General Motors Corp. ............       655,566
     9,690   Lear Corp. (b) ..................       240,433
     5,860   Whirlpool Corp. .................       279,449
                                                ------------
                                                   2,043,126
                                                ------------
Consumer Non-Durable (3.1%):
    23,810   Archer-Daniels-Midland Co. ......       357,150
    16,290   Coca-Cola Co. ...................       992,672
     4,050   Dole Food Co., Inc. .............        66,319
    14,380   Interstate Bakeries Corp. .......       202,219
    23,800   Kimberly-Clark Corp. ............     1,682,421
    32,480   Philip Morris Co. ...............     1,429,120
     7,190   Proctor & Gamble Co. ............       563,966
    44,270   Sara Lee Corp. ..................     1,087,382
                                                ------------
                                                   6,381,249
                                                ------------
Consumer Services (1.9%):
    14,930   Comcast Corp., Class A (b) ......       623,328
    24,090   Time Warner, Inc. ...............     1,258,462
    29,516   Viacom, Inc., Class B (b) .......     1,379,872
    20,960   Walt Disney Co. .................       606,530
                                                ------------
                                                   3,868,192
                                                ------------
Energy (4.0%):
    13,290   El Paso Energy Corp. ............       951,896
    47,808   Exxon Mobil Corp. ...............     4,156,308
    14,460   Halliburton Co. .................       524,175

Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Energy, continued:
    21,170   Occidental Petroleum Corp. ......  $    513,373
    15,050   Texaco, Inc. ....................       934,981
    12,790   Tosco Corp. .....................       434,061
    10,140   Transocean Offshore Sedco Forex,
               Inc. ..........................       466,440
    11,360   USX-Marathon Group, Inc. ........       315,240
                                                ------------
                                                   8,296,474
                                                ------------
Financial Services (9.7%):
    17,060   American Express Co. ............       937,234
    29,418   American International Group,
               Inc. ..........................     2,899,511
    19,910   Bank of America Corp. ...........       913,371
    14,938   Charter One Financial, Inc. .....       431,335
    20,650   Chase Manhattan Corp. (b) .......       938,284
    77,005   Citigroup, Inc. .................     3,932,067
    30,910   FleetBoston Financial Corp. .....     1,161,057
    28,470   Freddie Mac .....................     1,960,871
    16,700   Hartford Financial Services
               Group, Inc. ...................     1,179,438
    13,300   John Hancock Financial Services,
               Inc. ..........................       500,413
     8,500   Marsh & McLennan Co. ............       994,500
    19,640   Morgan Stanley Dean Witter &
               Co. ...........................     1,556,470
    13,050   Pacific Century Financial
               Corp. .........................       230,822
    15,030   Southtrust Corp. ................       611,533
     8,410   SunTrust Banks, Inc. ............       529,830
     9,560   Waddell & Reed Financial, Inc.,
               Class A .......................       359,695
    20,551   Wells Fargo & Co. ...............     1,144,434
                                                ------------
                                                  20,280,865
                                                ------------
Health Care (8.2%):
    25,930   Abbott Laboratories .............     1,255,984
    21,990   American Home Products Corp. ....     1,397,465
    11,490   Amgen, Inc. (b) .................       734,642
    10,860   Baxter International, Inc. ......       959,074
    29,280   Bristol-Myers Squibb Co. ........     2,164,890
    10,290   Cigna Corp. .....................     1,361,367
     7,360   Guidant Corp. (b) ...............       396,980
     6,870   Johnson & Johnson ...............       721,779
     8,530   MedImmune, Inc. (b) .............       406,774
    25,410   Medtronic, Inc. .................     1,534,129
    12,100   Merck & Co., Inc. ...............     1,132,863
    59,852   Pfizer, Inc. ....................     2,753,191
    19,260   Schering-Plough Corp. ...........     1,093,005
    27,100   Tenet Healthcare Corp. (b) ......     1,204,256
                                                ------------
                                                  17,116,399
                                                ------------
Multi-Industry (0.3%):
    14,360   Honeywell International, Inc. ...       679,408
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Raw Materials (1.7%):
    26,520   Alcoa, Inc. .....................  $    888,419
    11,850   Cabot Corp. .....................       312,544
     3,325   Cabot Microelectronics Corp.
               (b) ...........................       172,692
    24,450   Crompton Corp. ..................       256,725
    11,040   Cytec Industries, Inc. (b) ......       440,910
    10,200   E.I. du Pont de Nemours & Co. ...       492,788
    20,620   Sherwin-Williams Co. ............       542,564
    12,600   Sigma-Aldrich Corp. .............       495,338
                                                ------------
                                                   3,601,980
                                                ------------
Retail (4.5%):
    22,050   Brinker International, Inc.
               (b) ...........................       931,613
    11,850   Costco Wholesale Corp. (b) ......       473,259
    24,320   CVS Corp. .......................     1,457,680
    13,370   Home Depot, Inc. ................       610,842
    18,110   Kohl's Corp. (b) ................     1,104,710
    30,160   Kroger Co. (b) ..................       816,205
    26,030   Limited, Inc. ...................       444,137
     8,970   Starbucks Corp. (b) .............       396,923
     9,770   Tricon Global Restaurants, Inc.
               (b) ...........................       322,410
    36,780   Wal-Mart Stores, Inc. ...........     1,953,937
    22,410   Walgreen Co. ....................       937,018
                                                ------------
                                                   9,448,734
                                                ------------
Shelter (0.3%):
    15,410   Georgia-Pacific Corp. ...........       479,636
     9,160   Pentair, Inc. ...................       221,558
                                                ------------
                                                     701,194
                                                ------------
Technology (10.3%):
    29,580   ADC Telecommunications,
               Inc. (b) ......................       536,138
    17,940   Applied Materials, Inc. (b) .....       685,084
     2,724   Avaya, Inc. (b) .................        28,091
    61,650   Cisco Systems, Inc. (b) .........     2,358,112
    28,570   Compaq Computer Corp. ...........       429,979
     7,490   Comverse Technology, Inc. (b) ...       813,601
    12,850   Dell Computer Corp. (b) .........       224,072
    34,870   EMC Corp. (b) ...................     2,318,854
    17,260   Hewlett-Packard Co. .............       544,769
    13,390   IBM Corp. .......................     1,138,150
    66,700   Intel Corp. .....................     2,005,168
    10,320   Linear Technology Corp. .........       477,300
    32,730   Lucent Technologies, Inc. .......       441,855
    51,600   Microsoft Corp. (b) .............     2,238,149
    20,440   Motorola, Inc. ..................       413,910
    39,730   Nortel Networks Corp. ...........     1,273,843
    41,200   Oracle Corp. (b) ................     1,197,375
    11,060   Palm, Inc. (b) ..................       313,136
    15,330   Rational Software Corp. (b) .....       596,912
    30,620   Sun Microsystems, Inc. (b) ......       853,533

Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Technology, continued:
     9,410   Symantec Corp. (b) ..............  $    314,059
    13,470   Symbol Technologies, Inc. .......       484,920
    25,270   Texas Instruments, Inc. .........     1,197,166
    13,540   Xilinx, Inc. (b) ................       624,533
                                                ------------
                                                  21,508,709
                                                ------------
Transportation (0.2%):
     6,810   United Parcel Service, Inc.,
               Class B .......................       400,513
                                                ------------
Utilities (5.2%):
    14,049   AT&T Corp. ......................       243,223
    13,125   CenturyTel, Inc. ................       469,219
    14,670   CMS Energy Corp. ................       464,856
    30,090   Energy East Corp. ...............       592,397
    13,740   Enron Corp. .....................     1,142,137
    11,850   FPL Group, Inc. .................       850,238
    19,300   GPU, Inc. .......................       710,481
    15,250   Nextel Communications, Inc.,
               Class A .......................       377,438
    11,060   Pinnacle West Capital Corp. .....       526,733
    17,730   Qwest Communications
               International, Inc. (b)  ......       726,930
    46,870   SBC Communications, Inc. ........     2,238,042
    26,480   Sprint Corp. ....................       537,875
    19,130   Verizon Communications, Inc. ....       958,891
    16,160   Williams Cos., Inc. .............       645,390
    23,910   WorldCom, Inc. (b) ..............       336,234
                                                ------------
                                                  10,820,084
                                                ------------
  Total Common Stocks                            117,660,973
                                                ------------
CORPORATE BONDS (7.0%):
Banking, Finance & Insurance (3.5%):
$  200,000   Associates Corp., 6.38%,
               7/15/02 .......................       200,965
   300,000   Associates Corp., 5.75%,
               10/15/03 ......................       295,687
   300,000   Associates Corp., 8.58%,
               11/23/04 ......................       321,156
   500,000   Bank of America Corp., 9.20%,
               5/15/03 .......................       531,629
   250,000   BCH Cayman Islands, 7.50%,
               6/15/05 .......................       256,058
   300,000   Boatmans Bancshares, 6.75%,
               3/15/03 .......................       303,657
   500,000   Caterpillar Financial Services
               Corp., 6.40%, 4/16/01 .........       500,149
   250,000   Chrysler Financial Corp., 5.88%,
               2/7/01 ........................       249,779
   175,000   Discover Card Master Trust,
               Series 99-2, Class A, 5.90%,
               10/15/04 ......................       174,974
   800,000   First Hawaiian, Inc., Series A,
               6.93%, 12/1/03 ................       802,813
   200,000   Ford Capital, 9.38%, 5/15/01 ....       201,927

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
$   33,785   Ford Credit Auto Owner Trust,
               Series 98-B, Class A3, 5.85%,
               10/15/01  .....................  $     33,801
   250,000   General Motors Acceptance Corp.,
               8.25%, 2/24/04  ...............       261,753
   300,000   Goldman Sachs Group, Inc., 7.20%,
               3/1/07 ........................       304,100
   193,972   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 98-1,
               Class A2, 5.94%, 2/15/04 ......       193,996
   250,000   Huntington National Bank, 6.75%,
               6/15/03 .......................       251,899
   475,000   Inter-American Development Bank,
               8.40%, 9/1/09 .................       551,208
   250,000   International Lease Finance
               Corp., 5.88%, 1/15/01 .........       249,933
   333,000   McDonnell Douglas Financial
               Corp., 6.45%, 12/5/02 .........       335,086
   350,000   Metropolitan Life Insurance Co.,
               6.30%, 11/1/03 ................       348,144
   200,000   Morgan Stanley, 6.50%,
               3/30/01 .......................       200,042
   230,000   Society National Bank, 6.75%,
               6/15/03 .......................       230,037
   160,000   Standard Credit Card Trust,
               Series 93-2, Class A, 5.95%,
               10/7/04 .......................       160,513
   300,000   Toyota Auto Lease Trust, Series
               98-B, Class A2, 5.45%,
               3/25/03 .......................       298,716
                                                ------------
                                                   7,258,022
                                                ------------
Capital Goods (0.1%):
   300,000   Tyco International Group, 6.25%,
               6/15/03 .......................       297,290
                                                ------------
Consumer Services (0.4%):
   250,000   Hertz Corp., 6.00%, 1/15/03 .....       247,103
   495,000   Rental Car Finance, 6.45%,
               8/25/05 .......................       497,084
                                                ------------
                                                     744,187
                                                ------------
Energy (0.1%):
   250,000   Occidental Petroleum Corp.,
               9.25%, 8/1/19  ................       287,305
                                                ------------
Financial Services (0.1%):
   230,000   Countrywide Funding Corp., 6.28%,
               1/15/03 .......................       228,812
                                                ------------
Personal Credit Institutions (0.1%):
   250,000   Daimler Chrysler Auto Trust,
               Series A, Class A4, 7.23%,
               1/6/05 ........................       257,890
                                                ------------

Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Retail (0.4%):
$  250,000   Dayton Hudson Corp., 7.25%,
               9/1/04 ........................  $    256,887
   250,000   JC Penney Co., 7.25%, 4/1/02 ....       223,698
   250,000   Sears Roebuck Acceptance, 7.13%,
               5/2/03 ........................       253,313
                                                ------------
                                                     733,898
                                                ------------
Technology (0.4%):
   465,000   Lockheed Martin Corp., 6.75%,
               3/15/03 .......................       468,727
   395,000   Oracle Corp., 6.72%, 2/15/04 ....       400,173
                                                ------------
                                                     868,900
                                                ------------
Telecommunications (0.1%):
   200,000   Southwestern Bell Telephone,
               5.98%, 10/22/07, Series
               MTNC ..........................       194,397
                                                ------------
Transportation (0.1%):
   250,000   JB Hunt Transportation Services,
               6.25%, 9/1/03 .................       246,296
                                                ------------
Utilities (1.7%):
   250,000   AT&T Corp., 7.50%, 6/1/06 .......       251,875
   248,000   Columbia Gas System, 6.80%,
               11/28/05 ......................       247,140
   900,000   Hydro Quebec, 6.52%, 2/23/06 ....       909,210
   130,000   National Rural Utilities, 7.30%,
               9/15/06 .......................       135,514
 1,700,000   Tennessee Valley Authority,
               5.00%, 12/18/03 ...............     1,664,897
   250,000   Virginia Electric & Power, 6.63%,
               4/1/03 ........................       251,343
                                                ------------
                                                   3,459,979
                                                ------------
  Total Corporate Bonds                           14,576,976
                                                ------------
U.S. GOVERNMENT AGENCY (2.2%):
Federal Home Loan Bank (2.2%):
 1,000,000   5.51%, 12/29/03 .................       989,126
 1,750,000   5.88%, 11/25/08 .................     1,699,920
 2,000,000   5.61%, 2/11/09 ..................     1,949,416
                                                ------------
  Total U.S. Government Agency                     4,638,462
                                                ------------
U.S. GOVERNMENT AGENCY MORTGAGES (19.3%):
Fannie Mae (9.4%):
   109,188   7.00%, 7/25/01, Series 94-75,
               Class OB ......................       108,916
   200,000   7.55%, 4/22/02 ..................       204,752
   164,737   6.50%, 9/1/02, Pool #250357 .....       164,810
   582,348   7.24%, 10/1/03, Pool #73712 .....       593,897
   787,330   7.14%, 8/1/05, Pool #73166 ......       816,754
    67,303   9.00%, 11/1/06, Pool #124017 ....        70,451

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  346,426   6.94%, 12/1/06, Pool #73798 .....  $    359,914
   100,000   6.00%, 8/25/07, Series 92-151,
               Class H .......................        99,406
   266,515   6.85%, 10/1/07, Pool #375435 ....       276,209
   297,815   6.53%, 12/1/07, Pool #375568 ....       304,154
   175,000   6.00%, 6/25/08, Series 99-19,
               Class PB ......................       174,248
   390,335   6.19%, 9/1/08, Pool #380623 .....       390,948
   145,248   8.00%, 9/1/08, Pool #190586 .....       148,550
   200,000   8.30%, 10/25/08, Series 93-197,
               Class SC, IF* .................       210,393
 1,074,724   6.50%, 3/25/09, Series 96-1,
               Class EZ ......................     1,065,982
   511,306   7.50%, 8/1/09, Pool #292020 .....       523,818
   384,810   6.50%, 4/1/13, Pool #414513 .....       385,825
   266,968   7.00%, 6/1/13, Pool #427488 .....       270,183
   200,000   6.65%, 6/25/13, Series 93-140,
               Class J .......................       200,209
   391,533   6.00%, 8/1/13, Pool #251899 .....       386,839
   636,536   6.50%, 10/25/13, Series 93-188,
               Class UZ ......................       611,338
   395,779   6.00%, 11/1/13, Pool #323458 ....       391,034
   849,783   8.00%, 5/1/17, Pool #50000 ......       878,704
   169,072   9.00%, 11/1/17, Pool #359455 ....       177,064
   507,177   8.50%, 11/1/18, Pool #313280 ....       528,337
   278,617   6.25%, 1/25/19, Series 93-79,
               Class PG ......................       277,577
   144,758   10.45%, 4/25/19, Series 89-21,
               Class G .......................       155,408
   469,307   8.00%, 7/25/19, Series 89-37,
               Class G .......................       478,844
   109,809   8.75%, 11/25/19, Series 89-86,
               Class E .......................       114,059
   247,944   6.50%, 3/25/20, Series 90-30,
               Class E .......................       247,534
   254,079   6.50%, 9/25/20, Series 90-105,
               Class J .......................       249,722
    69,173   7.00%, 1/18/21, Series 97-5,
               Class A .......................        69,027
    45,663   7.50%, 1/25/21, Series G92-41,
               Class K .......................        45,511
   232,973   8.00%, 3/25/21, Series 92-132,
               Class PL ......................       233,591
   226,000   6.75%, 5/25/21, Series 93-26,
               Class JA ......................       226,892
   143,644   7.00%, 8/18/21, Series 97-19,
               Class A .......................       143,810
   148,455   8.75%, 9/25/21, Series 91-129,
               Class G .......................       153,782
   261,017   5.00%, 10/25/21, Series 93-19,
               Class M .......................       255,616

Continued

One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  234,000   5.00%, 12/25/21, Series G93-16,
               Class J .......................  $    216,077
   347,000   4.00%, 1/25/22, Series G93-2,
               Class JB ......................       323,701
   441,000   6.50%, 2/25/22, Series 93-122,
               Class B .......................       442,022
   400,000   5.00%, 8/25/22, Series 93-38,
               Class L .......................       358,403
    22,401   6.50%, 10/25/22, Series 95-23,
               Class M .......................        22,312
   250,000   6.50%, 2/25/23, G93-36, Class
               J .............................       249,114
   300,000   6.50%, 4/25/03, Series 93-225,
               Class UD ......................       300,270
    40,004   7.13%, 5/18/23, Series 97-11,
               Class R .......................        39,915
   100,070   0.00%, 5/25/23, Series 93-92,
               Class E .......................        87,783
   125,000   0.00%, 5/25/23, Series G93-24,
               Class C, PO ...................       102,973
   100,000   6.00%, 7/25/23, Series 93-119,
               Class H .......................        99,300
   260,266   6.50%, 8/25/23, Series 93-169,
               Class NA ......................       253,613
   377,924   6.50%, 8/25/23, Series 93-183,
               Class OA ......................       366,844
   250,000   5.00%, 12/25/23, Series 94-22,
               Class C .......................       238,396
   570,000   6.50%, 12/25/23, Series 93-223,
               Class K .......................       558,682
   195,000   6.50%, 12/25/23, Series 93-225,
               Class UB ......................       196,085
   289,000   6.50%, 12/25/23, Series 93-225,
               Class D .......................       289,790
   152,708   6.40%, 1/18/24, Series 97-63,
               Class E .......................       152,788
   253,000   7.50%, 2/25/24, Series 94-81,
               Class LL ......................       258,913
   392,681   9.50%, 4/18/24, Series 97-91,
               Class B .......................       407,424
    60,680   7.00%, 8/1/25, Pool #270725 .....        61,053
   123,790   10.00%, 6/17/27, Series 97-49,
               Class B .......................       129,232
    83,652   7.50%, 10/1/27, Pool #402032 ....        85,002
   913,768   6.00%, 6/1/28, Pool #428970 .....       884,941
   622,745   6.50%, 8/1/28, Pool #433526 .....       615,496

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$  958,423   6.50%, 8/1/29, Pool #323862 .....  $    945,585
                                                ------------
                                                  19,679,822
                                                ------------
Freddie Mac (6.9%):
   136,817   9.50%, 1/15/05, Series 24, Class
               B .............................       137,476
   615,349   6.50%, 8/15/06, Series 1513,
               Class K .......................       614,878
   339,175   5.50%, 1/15/07, Series 1554,
               Class FA ......................       336,697
   415,000   5.89%, 3/30/09, Series EJ09 .....       411,553
   130,481   8.00%, 10/1/10, Pool #G10518 ....       133,695
   200,000   6.50%, 9/15/12, Series 2173,
               Class VB ......................       200,705
   363,036   6.00%, 3/1/13, Pool #E69409 .....       359,023
   324,274   6.50%, 3/1/13, Pool #E69466 .....       325,218
   363,042   6.50%, 6/1/13, Pool #E00552 .....       363,510
   327,222   7.00%, 6/1/13, Pool #E00554 .....       331,796
   202,449   8.00%, 4/1/17, Pool #290302 .....       206,883
   243,474   6.65%, 9/25/17, Series 93-30,
               Class PG ......................       242,540
   181,264   6.00%, 1/15/19, Series 2120,
               Class E .......................       173,229
   357,027   6.85 %, 12/15/19, Series 1466,
               Class PH ......................       356,621
   148,819   8.60%, 1/15/21, Series 85, Class
               C .............................       152,783
   227,764   7.00%, 2/15/21, Series 115, Class
               I .............................       229,556
   203,708   6.50%, 4/15/21, Series 1062,
               Class H .......................       203,615
   197,000   6.50%, 5/15/21, Series 1683,
               Class D .......................       193,163
   875,852   6.50%, 7/15/21, Series 168, Class
               G .............................       872,852
   336,884   8.00%, 7/15/21, Series 1120,
               Class L .......................       347,936
   162,087   5.50%, 8/15/21, Series 1116,
               Class I .......................       158,482
   109,003   6.75%, 9/25/21, Series 10, Class
               G .............................       108,746
   161,899   6.25%, 10/15/21, Series 189,
               Class D .......................       162,034
   102,455   6.85%, 10/15/21, Series 80, Class
               C .............................       102,290
   644,000   6.50%, 11/15/21, Series 1541,
               Class GA ......................       646,594
   133,747   7.40%, 12/15/21, Series 1201,
               Class E .......................       135,117
   558,992   7.00%, 1/15/22, Series 1191,
               Class E .......................       561,306
   115,000   6.50%, 2/15/22, Series 1240,
               Class M .......................       113,559
   200,000   6.00%, 7/15/22, Series 1699,
               Class TB ......................       197,533

Continued

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Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  261,500   7.00%, 7/15/22, Series 1384,
               Class C .......................  $    262,373
   148,000   6.00%, 2/15/23, Series 1627,
               Class E .......................       141,206
   488,000   6.50%, 2/15/23, Series 1617,
               Class C .......................       487,898
    25,151   7.50%, 3/15/23, Series 1856,
               Class B .......................        25,113
   326,000   6.85%, 6/25/23, Series 13, Class
               LL ............................       319,218
   206,000   5.75%, 8/15/23, Series 1560,
               Class G .......................       200,427
   256,500   6.50%, 12/15/23, Series 1631,
               Class N .......................       254,588
   170,000   8.50%, 9/15/04, Series 1753,
               Class D .......................       177,242
   403,431   9.50%, 5/20/25, Series 2001,
               Class AC ......................       415,169
   285,601   8.00%, 9/1/26, Pool #C00476 .....       293,498
   260,000   6.38%, 11/20/26, Series 1998-14,
               Class PG ......................       259,864
   192,776   7.50%, 7/1/27, Pool #D81027 .....       195,881
   294,480   7.00%, 10/1/27, Pool #D83256 ....       295,645
   234,801   8.50%, 7/1/28, Gold Pool
               #G00981 .......................       243,202
   949,581   6.00%, 8/1/28, Pool #C13638 .....       920,211
   299,571   6.50%, 11/15/28, Series 2095,
               Class G .......................       283,935
   190,000   7.00%, 8/15/29, Series 2178,
               Class PB ......................       192,351
   979,305   7.50%, 1/1/30, Pool #C35358 .....       994,164
                                                ------------
                                                  14,341,375
                                                ------------
Government National Mortgage Assoc. (3.0%):
    42,187   8.50%, 12/15/05, Pool #7500 .....        43,244
   666,006   7.00%, 7/15/08, Pool #348872 ....       680,712
   236,910   8.00%, 12/20/10, Pool #2165 .....       243,147
   109,750   7.00%, 12/15/11, Pool #412559 ...       111,881
   196,190   8.50%, 10/15/11, Pool #432121 ...       203,362
   423,834   6.50%, 9/15/13, Pool #468228 ....       426,175
    61,903   8.00%, 11/15/16, Pool #199829 ...        63,999
   139,114   8.00%, 11/15/16, Pool #181122 ...       143,826
   154,165   8.00%, 11/15/16, Pool #196714 ...       159,386
   655,754   8.50%, 12/15/22, Pool #780708 ...       681,626
   288,552   8.00%, 11/15/24, Pool #780028 ...       297,380
   125,000   6.50%, 3/20/25, Series 98-6,
               Class C .......................       122,149
   198,210   8.00%, 6/20/25, Series 95-4,
               Class CQ ......................       203,958
   104,484   7.50%, 5/15/26, Pool #398663 ....       106,380
   109,042   8.00%, 6/20/26, Pool #CSF2334 ...       111,455
   196,252   7.50%, 1/20/27, Pool #2360 ......       198,980

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$  266,557   8.00%, 5/20/27, Pool #2433 ......  $    272,358
   241,347   8.00%, 9/15/27, Pool #451932 ....       247,571
   408,217   6.50%, 3/15/28, Pool #430634 ....       404,242
   274,960   7.00%, 4/15/28, Pool #473915 ....       276,393
   411,035   7.50%, 5/15/28, Pool #465069 ....       418,282
   375,429   7.00%, 6/15/28, Pool #477123 ....       377,386
   448,208   6.00%, 10/20/28, Pool #2657 .....       434,062
                                                ------------
                                                   6,227,954
                                                ------------
  Total U.S. Government Agency Mortgages          40,249,151
                                                ------------
U.S. TREASURY OBLIGATIONS (6.5%):
U.S. Treasury Bonds (4.6%):
 2,000,000   12.75%, 11/15/10 ................     2,629,454
 5,500,000   10.38%, 11/15/12 ................     7,073,517
                                                ------------
                                                   9,702,971
                                                ------------
U.S. Treasury Notes (1.2%):
 2,500,000   6.13%, 12/31/01 .................     2,515,880
                                                ------------
U.S. Treasury STRIPS (0.7%):
 3,000,000   2/15/15 .........................     1,367,925
                                                ------------
  Total U.S. Treasury Obligations                 13,586,776
                                                ------------
REPURCHASE AGREEMENTS (3.7%):
 7,663,000   State Street Bank and Trust,
               6.35%, 1/2/01, (Collateralized
               by $7,180,000 Freddie Mac,
               7.00%, 3/15/10, market value
               $7,817,225) ...................     7,663,000
                                                ------------
  Total Repurchase Agreements                      7,663,000
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (4.6%):
Repurchase Agreements (4.6%):
 9,527,044   Lehman Brothers, 6.75%, 1/2/01,
               (Collateralized by $10,189,617
               various Commercial Paper,
               0.00%, 2/28/01 - 6/21/01,
               market value $10,003,878) .....     9,527,044
                                                ------------
  Total Short-Term Securities Held as
  Collateral
    for Securities Lending
                                                   9,527,044
                                                ------------
Total (Cost $205,632,524)(a)                    $218,626,301
                                                ============

Continued

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One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

------------
Percentages indicated are based on net assets of $208,568,047.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $166,935. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $ 25,351,409
                   Unrealized depreciation......................   (12,524,567)
                                                                  ------------
                   Net unrealized appreciation (depreciation)...  $ 12,826,842
                                                                  ============

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2000.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

See notes to financial statements.

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One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
ASSET BACKED SECURITIES (7.3%):
$   400,000   Americredit Automobile
                Receivables Trust, Series
                99-C, Class A3, 6.84%,
                10/5/03 ......................  $    402,886
     91,765   Arcadia Automobile Receivables
                Trust, Series 98-B, Class A3,
                5.95%, 11/15/02 ..............        91,776
    200,000   Arcadia Automobile Receivables
                Trust, Series 98-A, Class A4,
                6.00%, 11/17/03 ..............       199,985
    145,008   Arcadia Automobile Receivables
                Trust, Series 99-C, Class A2,
                6.90%, 12/15/03 ..............       146,265
    500,000   Arcadia Automobile Receivables
                Trust, Series 99-B, Class A4,
                6.51%, 9/15/04 ...............       504,931
    725,041   Arcadia Automobile Receivables
                Trust, Series 99-C, Class A3,
                7.20%, 6/15/07 ...............       744,295
    350,912   CPS Auto Trust, Series 1998-3,
                Class A4, 6.08%, 10/15/03 ....       352,591
    600,000   First Security Auto, Series
                2000-1, Class A3, 7.30%,
                7/15/04 ......................       613,237
    500,000   Ford Credit Auto Owner Trust,
                Series 00-G, Class A4, 6.62%,
                7/15/04 ......................       508,840
    500,000   Ford Credit Auto Owner Trust,
                Series 00-F, Class A-3, 6.58%,
                11/15/04 .....................       509,652
    291,640   Olympic Automobile Receivables
                Trust, Series 96-C, Class A5,
                7.00%, 3/15/04 ...............       292,099
    225,165   Onyx Acceptance Grantor Trust,
                Series 98-B, Class A2, 5.85%,
                7/15/03 ......................       225,081
    688,999   Premeir Auto Trust, Series 99-1,
                Class A3, 5.69%, 11/8/02 .....       688,210
    260,813   Premier Auto Trust, Series 98-5,
                Class A3, 5.07%, 7/8/02 ......       259,712
    200,000   Providian Master Trust, Series
                99-2, Class A, 6.60%,
                4/16/07 ......................       202,445
    133,333   Sears Credit Account Master
                Trust, Series 98-1, Class A,
                5.80%, 8/15/05 ...............       133,174
    500,000   Union Acceptance Corp., Series
                00-B, Class A4, 7.54%,
                10/9/06 ......................       522,598
    750,000   WFS Financial Owner Trust,
                Series 99-C, Class A2, 6.92%,
                1/20/04 ......................       757,993

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$   400,000   WFS Financial Owner Trust,
                Series 00-D, Class A3, 6.83%,
                7/20/05 ......................  $    408,653
                                                ------------
  Total Asset Backed Securities                    7,564,423
                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (11.6%):
    665,000   ABN Amro Mortgage Corp., Series
                99-4, Class IA12, 6.50%,
                6/25/29 ......................       633,289
    388,235   BA Mortgage Securities, Inc.,
                Series 98-6, Class A2, 6.25%,
                12/26/28 .....................       383,932
     60,399   Chase Mortgage Finance Corp.,
                Series 94-E, Class A6B, 4.80%,
                4/25/10, IF* .................        59,736
    545,271   Countrywide Funding Corp.,
                Series 93-8, Class A6, 7.00%,
                12/25/23 .....................       544,892
    345,956   Countrywide Funding Corp.,
                Series 93-8, Class A9, 7.78%,
                12/25/23* ....................       352,662
    283,000   Countrywide Funding Corp.,
                Series 93-12, Class A11,
                6.63%, 2/25/24 ...............       268,184
    700,000   Countrywide Home Loans, Series
                98-15, Class A16, 6.75%,
                10/25/28 .....................       689,790
    421,758   Countrywide Home Loans, Series
                99-12, Class A1, 7.50%,
                11/25/29 .....................       423,519
    450,000   GE Capital Management Services,
                Inc., 6.75%, 4/25/29 .........       414,880
    472,779   GE Capital Mortgage Services,
                Inc., Series 93-17, Class A20,
                3.39%, 12/25/23, IF* .........       378,747
    453,693   GE Capital Mortgage Services,
                Inc., Series 99-9, Class 2A5,
                6.75%, 4/25/29 ...............       451,992
    152,993   Norwest Asset Securities Corp.,
                Series 97-18, Class A1, 6.75%,
                12/25/27 .....................       153,219
    129,835   Norwest Asset Securities Corp.,
                Series 98-9, Class A1, 6.50%,
                3/25/28 ......................       129,785
    297,720   Norwest Asset Securities Corp.,
                Series 98-32, Class A1, 6.00%,
                12/25/28 .....................       289,895
    417,900   Norwest Asset Securities Corp.,
                Series 99-17, Class A2, 6.25%,
                6/25/29 ......................       414,121
    386,103   Paine Webber Mortgage Acceptance
                Corp., Series 00-1, 0.00%,
                9/25/30, PO ..................       243,245

Continued

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Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
$   400,000   PNC Mortgage Securities Corp.,
                Series 98-1, Class 2A10,
                6.50%, 2/25/28 ...............  $    378,966
    384,696   PNC Mortgage Securities Corp.,
                Series 98-10, Class 1A8,
                6.50%, 12/25/28 ..............       382,070
    499,000   PNC Mortgage Securities Corp.,
                Series 99-4, Class 1A10,
                6.75%, 6/25/29 ...............       484,527
    200,000   Prudential Home Mortgage
                Securities, Series 93-39,
                Class A13, 4.48%,
                10/25/08* ....................       177,980
    595,309   Prudential Home Mortgage
                Securities, Series 93-28,
                Class A7, 7.38%, 8/25/23 .....       594,663
    500,000   Prudential Home Mortgage
                Securities, Series 93-50,
                Class A6, 6.50%, 11/25/23 ....       486,463
    370,385   Prudential Home Mortgage
                Securities, Series 93-60,
                Class A5, 6.75%, 12/25/23 ....       359,319
  1,000,000   Residential Accredit Loans,
                Inc., Series 96-QS3, Class
                AI11, 7.75%, 6/25/26 .........     1,012,548
    432,554   Residential Funding Mortgage
                Securities, Inc., Series
                99-S9, Class A3, 6.75%,
                4/25/29 ......................       427,984
    416,892   Residential Funding Mortgage
                Securities, Series 97-S15,
                Class A1, 7.00%, 10/25/27 ....       415,481
    642,055   Residential Funding Mortgage
                Securities, Inc., Series
                94-S8, Class A6, 6.00%,
                3/25/09 ......................       637,563
    219,511   Residential Funding Mortgage
                Securities, Inc., Series
                98-S24, Class A3, 6.50%,
                10/25/28 .....................       215,948
    500,000   Structured Asset Mortgage
                Investments, Series 98-8,
                Class 2A11, 6.75%, 7/25/28 ...       488,803
                                                ------------
  Total Collateralized Mortgage Obligations       11,894,203
                                                ------------
CORPORATE BONDS (10.1%):
Airlines (0.5%):
    300,000   US Airways, Inc., 8.02%,
                2/5/19 .......................       313,322
    200,000   US Airways, Inc., 7.89%,
                3/1/19 .......................       208,913
                                                ------------
                                                     522,235
                                                ------------
Automotive (0.6%):
    250,000   Daimler Chrysler AG, 7.75%,
                5/27/03 ......................       253,279
    400,000   Daimler Chrysler AG, 6.66%,
                1/8/05 .......................       407,766
                                                ------------
                                                     661,045
                                                ------------

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance (7.3%):
$   500,000   Associates Corp., 8.58%,
                11/23/04 .....................  $    535,260
    250,000   Associates Corp., 8.55%,
                7/15/09 ......................       276,579
    200,000   Associates Corp., 8.15%,
                8/1/09 .......................       216,218
    350,000   Bank of America Corp., 7.80%,
                2/15/10 ......................       364,869
    500,000   Boeing Capital Corp., 6.36%,
                7/15/05 ......................       507,010
    600,000   Citicorp, 8.00%, 2/1/03 ........       620,734
    300,000   Ford Motor Credit Co., 8.20%,
                2/15/02 ......................       305,988
    800,000   Ford Motor Credit Co., 7.38%,
                10/28/09 .....................       801,263
    500,000   General Electric Capital Corp.,
                7.38%, 1/19/10 ...............       539,319
    300,000   General Motors Acceptance Corp.,
                5.75%, 11/10/03 ..............       292,346
    500,000   Goldman Sachs Group LP, 6.25%,
                2/1/03 (b) ...................       496,768
    500,000   Household Automotive Trust,
                7.43%, 4/17/07 ...............       520,863
    200,000   Household Finance Corp., 7.88%,
                3/1/07 .......................       208,427
    200,000   Household Finance Corp., 6.40%,
                6/17/08 ......................       191,392
    500,000   Household Finance Corp., 6.50%,
                11/15/08 .....................       480,813
    300,000   Household Finance Corp., 5.88%,
                2/1/09 .......................       277,052
    250,000   Huntington National Bank, 8.00%,
                4/1/10 .......................       261,540
    500,000   National Westminister Bank,
                7.38%, 10/1/09 ...............       518,085
                                                ------------
                                                   7,414,526
                                                ------------
Industrial Goods & Services (0.1%):
    110,000   Boeing Co., 7.95%, 8/15/24 .....       121,611
                                                ------------
Leasing (0.5%):
    500,000   Hertz Corp., 6.50%, 5/15/06 ....       490,865
                                                ------------
Telecommunications (1.1%):
    426,020   Bellsouth Telecommunications,
                6.30%, 12/15/15 ..............       407,399
    500,000   British Telecom PLC, 8.13%,
                12/15/10 .....................       507,620
    250,000   Verizon Global Funding Corp.,
                7.25% 12/1/10 ................       254,295
                                                ------------
                                                   1,169,314
                                                ------------
  Total Corporate Bonds                           10,379,596
                                                ------------

Continued

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Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES (51.4%):
Fannie Mae (21.1%):
$   255,279   9.00%, 12/1/06, Pool #313699 ...  $    265,214
     73,067   0.00%, 2/25/08, Series 96-24,
                Class K, PO ..................        67,590
    250,000   9.06%, 7/25/08, Series 93-238,
                Class SB, IF* ................       262,284
    279,389   3.48%, 8/25/08, Series 93-209,
                Class SG, IF* ................       264,917
    182,020   10.53%, 8/25/08, Series 93-134,
                Class SA, IF* ................       189,620
    150,000   0.00%, 9/25/08, Series 96-39,
                Class J, PO ..................       120,863
    153,502   0.00%, 9/25/08, Series 96-20,
                Class L, PO ..................       122,345
    302,262   6.42%, 9/25/08, Series 93-164,
                Class SA, IF* ................       307,782
    433,048   6.29%, 9/25/08, Series 93-164,
                Class SC, IF* ................       428,976
    513,240   9.86%, 9/25/08, Series 93-175,
                Class S, IF* .................       541,893
    200,000   0.00%, 10/25/08, Series 96-24,
                Class B, PO ..................       147,994
    120,444   6.49%, 10/25/08, Series 93-196,
                Class FA* ....................       119,285
    180,667   9.25%, 10/25/08, Series 93-196,
                Class SB, IF* ................       189,411
      4,348   256.00%, 11/1/08, Series K,
                Class 2, HB ..................        20,965
    462,820   4.18%, 12/25/08, Series 93-233,
                Class SB, IF* ................       450,500
    400,000   4.77%, 2/25/09, Series 94-13,
                Class SK, IF* ................       385,268
     87,512   6.50%, 3/25/09, Series 95-13,
                Class B ......................        87,442
    432,663   6.59%, 3/25/09, Series 94-33,
                Class FA* ....................       427,045
     49,707   1.06%, 11/25/13, Series 93-220,
                Class SD, IF* ................        46,485
    298,241   6.37%, 11/25/13, Series 93-220,
                Class SE, IF* ................       291,317
    377,911   6.50%, 12/18/17, Series 98-17,
                Class TB .....................       378,169
     37,332   7.74%, 3/1/19, Pool #116612* ...        37,688
    158,470   8.50%, 11/25/19, Series 89-83,
                Class H ......................       161,393
     52,707   8.80%, 1/25/20, Series 90-1,
                Class D ......................        54,708
     46,594   5.50%, 8/25/20, Series 90-93,
                Class G ......................        44,974
    190,808   6.50%, 12/25/20, Series 97-85,
                Class L, IO ..................        12,240

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$    56,370   8.75%, 12/25/20, Series 90-143,
                Class J ......................  $     58,803
        786   652.15%, 12/25/20, Series
                90-140, Class K, HB ..........        12,344
    202,921   7.75%, 3/25/21, Series 92-158,
                Class ZC .....................       205,593
    291,714   10.00%, 8/1/21, Pool #442639 ...       320,244
      5,562   6.50%, 10/25/21, Series 94-30,
                Class LA .....................         5,540
    200,000   5.00%, 11/25/21, Series G92-66,
                Class JB .....................       191,172
    333,450   7.00%, 1/25/22, Series G92-15,
                Class Z ......................       332,258
  1,800,000   7.50%, 6/25/22, Series 92-101,
                Class J ......................     1,840,044
     87,181   7.00%, 7/25/22, Series G92-42,
                Class Z ......................        87,923
    632,826   7.00%, 7/25/22, Series 93-103,
                Class PN, IO .................        98,049
    268,000   6.50%, 8/25/22, Series 96-59,
                Class J ......................       266,526
    400,000   5.50%, 9/25/22, Series 92-143,
                Class MA .....................       383,681
    332,018   9.50%, 10/18/22, Series 97-84,
                Class B ......................       342,070
    120,000   5.39%, 10/25/22, Series 93-225,
                Class FP* ....................       113,392
     61,074   6.29%, 10/25/22, Series G92-59,
                Class F* .....................        59,346
     31,489   7.00%, 10/25/22, Series G92-61,
                Class Z ......................        30,658
    700,000   7.00%, 12/25/22, Series G92-66,
                Class KB .....................       689,198
    169,000   7.90%, 1/25/23, Series G93-1,
                Class KA .....................       174,379
     31,327   0.00%, 2/25/23, Series G93-12,
                Class C, PO ..................        30,611
    181,741   4.56%, 2/25/23, Series 98-35,
                Class SV* ....................       171,183
     59,140   2.59%, 4/25/23, Series 93-44,
                Class S, IF, IO* .............         2,666
     13,104   5.50%, 4/25/23, Series 93-58,
                Class J ......................        12,434
    218,330   7.88%, 4/25/23, Series 93-58,
                Class FA* ....................       221,363
    246,868   0.00%, 5/25/23, Series 93-146,
                Class D, PO ..................       233,502
     17,437   6.75%, 5/25/23, Series 93-94,
                Class K ......................        17,133
    600,000   0.00%, 6/25/23, Series 93-257,
                Class C ......................       406,993

Continued

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Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   510,601   0.99%, 5/25/23, Series 94-82,
                Class SA, IF, IO* ............  $     11,999
    479,730   1.19%, 6/25/23, Series 94-28,
                Class SD, IF* ................       413,191
    516,000   0.00%, 7/25/23, Series 93-159,
                Class PD, PO .................       425,255
    150,000   0.00%, 7/25/23, Series 93-216,
                Class D, PO ..................       115,320
    400,000   6.50%, 7/25/23, Series 96-59,
                Class K ......................       388,430
     74,859   1.49%, 8/25/23, Series 93-139,
                Class SG, IF* ................        64,219
    211,982   0.00%, 9/25/23, Series G93-32,
                Class SA, IF* ................       161,690
    184,508   0.00%, 9/25/23, Series 93-248,
                Class SB, IF* ................       178,163
     80,091   2.34%, 9/25/23, Series 93-155,
                Class SB, IF, IO* ............         2,827
    127,686   3.00%, 9/25/23, Series 93-193,
                Class B ......................       123,154
    612,210   3.99%, 9/25/23, Series 93-165,
                Class SI* ....................       600,783
    184,508   9.00%, 9/25/23, Series 93-248,
                Class FB* ....................       174,269
    100,000   4.64%, 10/25/23, Series 93-189,
                Class FB* ....................        88,641
     48,572   0.00%, 11/25/23, Series 94-8,
                Class G, PO ..................        44,825
    349,460   6.50%, 11/25/23, Series 95-19,
                Class Z ......................       339,049
    814,997   7.00%, 12/25/23, Series 93-250,
                Class Z ......................       811,452
    125,491   7.26%, 12/25/23, Series 93-230,
                Class FA* ....................       125,670
    448,927   0.00%, 2/25/24, Series 99-16,
                Class B, PO ..................       316,260
    571,815   5.15%, 2/25/24, Series 94-43,
                Class F* .....................       526,933
    100,347   7.00%, 11/17/24, Series G94-13,
                Class ZB .....................        97,628
    527,977   8.50%, 10/1/26, Pool #449336 ...       547,947
  3,890,421   1.84%, 3/25/27, Series 97-20,
                Class IB, IO .................       166,359
    200,000   7.50%, 5/20/27, Series 97-39,
                Class PD .....................       206,037
    610,000   6.00%, 7/18/27, Series 97-46,
                Class PL .....................       572,988
    998,770   8.50%, 8/1/27, Pool #253605 ....     1,035,215
    400,032   6.70%, 6/18/28, Series 98-35,
                Class A ......................       393,178
    870,790   6.00%, 12/1/28, Pool #454390 ...       843,319

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
$   266,511   6.00%, 1/1/29, Pool #252211 ....  $    258,104
    456,851   6.20%, 1/25/29, Series 98-70,
                Class AG .....................       440,307
     82,973   6.76%, 3/1/29, Pool #303532* ...        82,783
    458,441   8.50%, 6/1/30, Pool #535442 ....       474,864
                                                ------------
                                                  21,764,332
                                                ------------
Freddie Mac (25.1%):
    175,801   4.50%, 3/15/07, Series 1295,
                Class JB .....................       171,119
      8,413   2.19%, 10/15/07, Series 1389,
                Class SA, IF* ................         7,953
  1,000,000   4.50%, 11/15/07, Series 1404,
                Class FA .....................       952,264
    126,236   2.25%, 2/15/08, Series 1465,
                Class SA, IF, IO* ............         4,044
     40,038   5.50%, 4/15/08, Series 1489,
                Class L ......................        39,743
    340,459   0.00%, 5/15/08, Series 1989,
                Class L ......................       301,824
    127,929   8.50%, 5/15/08, Series 1606,
                Class LC* ....................       129,165
    810,695   0.00%, 8/15/08, Series 1900,
                Class T ......................       627,317
    500,000   0.00%, 8/15/08, Series 1561,
                Class TA, PO .................       391,866
     73,574   6.00%, 9/15/08, Series 1586,
                Class A ......................        73,197
    276,564   6.50%, 9/15/08, Series 1587,
                Class H ......................       276,222
    163,137   0.00%, 10/15/08, Series 1967,
                Class PC, PO .................       131,966
    332,701   5.62%, 10/15/08, Series 1601,
                Class SB, IF* ................       325,741
     49,855   6.15%, 12/15/08, Series 1647,
                Class SB, IF* ................        49,373
    200,000   8.51%, 12/15/08, Series 1625,
                Class SD, IF* ................       208,713
    125,000   4.72%, 2/15/09, Series 1796,
                Class S, IF* .................       116,119
    199,762   6.40%, 2/15/09, Series 1679,
                Class O ......................       201,610
    223,608   9.00%, 6/1/10, Pool #G10777 ....       232,426
    300,000   6.30%, 1/15/13, Series 2025,
                Class PE .....................       292,049
    300,000   6.50%, 5/15/13, Series 2055,
                Class OE .....................       303,029
    866,936   8.25%, 6/15/23, Series 1540,
                Class KB .....................       872,841
    272,251   1.40%, 10/15/13, Series 1595,
                Class S, IF, IO* .............         5,142

Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   281,947   4.96%, 10/15/13, Series 1607,
                Class SA, IF* ................  $    256,801
    325,031   6.50%, 3/15/14, Series 2135,
                Class UK, IO* ................        58,660
    954,664   6.50%, 3/15/19, Series 2134,
                Class PI, IO* ................       213,125
     40,579   12.00%, 7/1/19, Pool #555238 ...        45,868
    176,536   9.50%, 7/15/19, Series 11,
                Class D ......................       185,657
     75,628   5.50%, 12/15/19, Series 1709,
                Class C ......................        75,400
    261,646   10.00%, 1/1/20, Pool #546257 ...       286,799
     35,098   7.50%, 1/15/20, Series 1297,
                Class H ......................        35,056
    109,821   9.50%, 4/15/20, Series 22,
                Class C ......................       114,004
     42,151   10.00%, 6/15/20, Series 47,
                Class F ......................        44,005
    335,275   10.00%, 9/1/20, Pool #555286 ...       366,460
     22,784   9.50%, 1/15/21, Series 99,
                Class Z ......................        23,863
     77,264   6.50%, 2/15/21, Series 128,
                Class I ......................        76,993
     40,217   9.00%, 4/15/21, Series 1065,
                Class J ......................        42,011
    989,520   7.50%, 6/15/21, Series 1365,
                Class PN .....................       999,240
    600,000   8.50%, 6/15/21, Series 1113,
                Class J ......................       631,308
    500,000   0.00%, 2/15/22, Series 1987,
                Class W, PO ..................       349,252
    211,000   7.00%, 5/15/22, Series 1250,
                Class J ......................       212,275
    429,000   8.00%, 8/15/22, Series 1343,
                Class LA .....................       444,281
    400,000   6.00%, 10/15/22, Series 1395,
                Class G ......................       386,579
     93,218   8.50%, 10/15/22, Series 1646,
                Class MD, IF* ................        94,013
    200,000   9.57%, 10/15/22, Series 1394,
                Class ID, IF* ................       224,968
    144,000   0.00%, 11/15/22, Series 2002,
                Class A, PO ..................       111,512
     45,000   7.43%, 1/15/23, Series 1603,
                Class IF* ....................        45,470
    474,000   6.00%, 3/15/23, Series 1629,
                Class PA .....................       446,998
    687,037   7.00%, 3/25/23, Series 8,
                Class ZA .....................       646,876
    484,208   0.83%, 5/15/23, Series 1592,
                Class TB, IF* ................       427,090

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   650,000   5.00%, 5/15/23, Series 1798,
                Class F ......................  $    572,554
    266,976   5.14%, 5/15/23, Series 1614,
                Class VB, IF* ................       239,194
    159,848   7.00%, 5/15/23, Series 1505,
                Class Q ......................       160,418
     95,000   0.23%, 7/15/23, Series 1543,
                Class JC, IF* ................        68,950
  1,099,960   6.25%, 9/15/23, Series 1589,
                Class Z ......................     1,061,781
    263,430   10.00%, 9/15/23, Series 1584,
                Class FB* ....................       279,626
  2,976,101   4.88%, 10/15/23, Series 1859,
                Class SB, IF, IO* ............       449,061
    100,000   7.32%, 10/15/23, Series 1689,
                Class SD, IF* ................       106,652
     65,252   3.11% 11/15/23, Series 1609,
                Class LG, IF* ................        57,738
    162,251   5.84%, 11/15/23, Series 1610,
                Class SD, IF* ................       141,729
    150,528   6.00%, 11/25/23, Series 1685,
                Class Z ......................       142,350
     24,473   8.50%, 11/15/23, Series 1619,
                Class SD, IF* ................        24,549
    273,899   0.00%, 2/15/24, Series 1700,
                Class GA, PO .................       212,410
    371,207   0.00%, 2/15/24, Series 1860,
                Class PA, PO .................       283,259
    500,000   0.00%, 2/15/24, Series 1865,
                Class D, IPO .................       347,360
     27,820   5.79%, 2/15/24, Series 1686,
                Class SL, IF* ................        27,477
    296,457   10.00%, 2/15/24, Series 1671,
                Class QC, IF* ................       326,753
    875,886   5.03%, 3/15/24, Series 1689,
                Class FC* ....................       809,085
  2,100,000   6.50%, 5/15/24, Series 1732,
                Class K ......................     2,034,437
    366,238   6.00%, 5/15/27, Series 1981,
                Class Z ......................       338,593
    500,000   6.50%, 7/15/27, Series 2137,
                Class TG .....................       503,318
    933,000   7.50%, 9/15/27, Series 1987,
                Class PE .....................       950,340
    500,000   6.00%, 11/15/27, Series 2132,
                Class PD .....................       486,148
    250,000   6.00%, 2/15/28, Series 2143,
                Class CD .....................       240,052
    225,254   2.11%, 3/15/28, Series 2108,
                Class S, IF* .................       180,550

Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$   587,128   7.00%, 3/15/28, Series 2038,
                Class PN, IO .................  $    117,495
    547,567   6.50%, 5/15/28, Series 2059,
                Class PH .....................       530,946
    500,000   7.50%, 5/15/28, Series 2054,
                Class PV .....................       517,580
    536,264   6.50%, 8/15/28, Series 2075,
                Class GB .....................       521,226
    173,000   0.00%, 1/15/29, Series 2113,
                Class GA, PO .................       109,405
    460,808   6.50%, 6/1/29, Gold Pool
                #C00785 ......................       454,775
    471,147   6.50%, 7/1/29, Pool #C29164 ....       464,978
    386,681   8.00%, 9/15/29, Series 2182,
                Class ZB .....................       408,043
                                                ------------
                                                  25,727,119
                                                ------------
Government National Mortgage Assoc. (5.2%):
    120,000   7.00%, 8/16/13, Series 96-22,
                Class VB .....................       120,815
    285,359   7.10%, 12/16/18, Series 99-42,
                Class FG* ....................       283,707
     82,455   8.00%, 9/15/22, Pool #297628 ...        85,007
    220,901   1.75%, 10/16/22, Series 94-4,
                Class SA, IF, IO* ............         8,545
    250,000   7.49%, 7/16/24, Series 94-3,
                Class PQ .....................       257,542
    119,108   8.50%, 5/20/25, Pool #2006 .....       122,456
    491,000   7.50%, 9/17/25, Series 98-26,
                Class K ......................       505,832
    713,000   7.50%, 8/16/26, Series 96-16,
                Class E ......................       725,907
    295,842   8.00%, 11/20/26, Pool #2324 ....       302,390
    473,291   8.00%, 1/20/27, Pool #2362 .....       483,590
    500,000   7.50%, 5/16/27, Series 97-8,
                Class PN .....................       509,159
    206,769   8.00%, 5/15/28, Pool #460372 ...       212,072
    128,528   8.00%, 7/15/28, Pool #468066 ...       131,824
    352,865   7.50%, 9/15/28, Pool #486537 ...       359,086
    437,722   6.50%, 10/15/28, Pool
                #486631 ......................       433,460

 PRINCIPAL                                         MARKET
  AMOUNT            SECURITY DESCRIPTION           VALUE
-----------   --------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$   800,000   7.50%, 11/16/30, Series 00-36,
                Class PB .....................  $    836,199
                                                ------------
                                                   5,377,591
                                                ------------
  Total U.S. Government Agency Mortgages          52,869,042
                                                ------------
U.S. TREASURY OBLIGATIONS (22.7%):
U.S. Treasury Bonds (19.5%):
    400,000   10.38%, 11/15/09 ...............       468,782
  9,745,000   12.75%, 11/15/10 ...............    12,812,015
  2,790,000   10.38%, 11/15/12 ...............     3,588,202
  2,400,000   8.75%, 5/15/17 .................     3,223,032
                                                ------------
                                                  20,092,031
                                                ------------
U.S. Treasury Inflation Protected Bonds (2.3%):
    217,278   3.63%, 7/15/02 .................       217,686
  1,592,361   3.38%, 1/15/07 .................     1,563,251
    591,657   3.63%, 4/15/28 .................       580,873
                                                ------------
                                                   2,361,810
                                                ------------
U.S. Treasury STRIPS (0.9%):
    500,000   11/15/11 .......................       280,512
    300,000   2/15/13 ........................       155,250
    450,000   2/15/14 ........................       219,150
    800,000   5/15/18 ........................       300,915
                                                ------------
                                                     955,827
                                                ------------
  Total U.S. Treasury Obligations                 23,409,668
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (16.0%):
Repurchase Agreements (16.0%):
 16,501,355   Lehman Brothers, 6.75%, 1/2/01,
                (Collateralized by $17,648,968
                various, Commercial Paper,
                0.00%, 2/28/01 - 6/21/01,
                market value $17,327,257) ....    16,501,355
                                                ------------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             16,501,355
                                                ------------
Total (Cost $119,411,882)(a)                    $122,618,287
                                                ============

------------
Percentages indicated are based on net assets of $102,967,224.

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $3,712,277
                   Unrealized depreciation......................    (505,872)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $3,206,405
                                                                  ==========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security amounted to $496,768 or 0.5% of net assets.

 * The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2000.

Continued

One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows: Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has the right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase/decrease, the yield on these securities increases/decreases.

See notes to financial statements.

One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 2000

PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES (68.2%):
Fannie Mae (17.5%):
$  173,633   7.00%, 9/1/03, Pool #359952 .....  $    175,028
   622,952   7.00%, 7/17/05, Series 97-26,
               Class GD ......................       632,142
    73,436   6.93%, 5/25/08, Series 93-63,
               Class SB, IF* .................        71,587
   500,000   8.30%, 10/25/08, Series 93-197,
               Class SC, IF* .................       525,982
 1,504,000   6.25%, 1/25/09, Series 94-12,
               Class C .......................     1,507,054
   400,000   5.22%, 2/25/09, Series 94-13,
               Class SM, IF* .................       391,692
   128,402   7.50%, 8/1/09, Pool #279759 .....       131,544
   115,536   6.50%, 11/1/11, Pool #356206 ....       116,054
   500,000   6.00%, 1/17/13, Series 98-37,
               Class VB ......................       484,843
 1,000,000   6.50%, 6/25/14, Series 98-59,
               Class VB ......................       985,045
   920,145   6.50%, 9/1/14, Pool #E78451 .....       921,330
   280,655   9.50%, 6/25/18, Series 88-16,
               Class B .......................       296,887
 2,267,117   5.50%, 7/18/19, Series 98-13,
               Class PC ......................     2,242,774
   500,000   6.00%, 5/25/22, Series 93-204,
               Class A .......................       498,883
   148,000   6.00%, 12/25/22, Series G92-66,
               Class KA ......................       136,946
   220,640   7.98%, 7/25/23, Series 96-46,
               Class ST, IF* .................       197,312
   882,614   6.50%, 7/25/23, Series 93-183,
               Class M .......................       876,841
   500,000   6.50%, 8/25/23, Series 94-28,
               Class K .......................       498,538
   245,000   7.00%, 9/25/23, Series 93-155,
               Class PJ ......................       247,145
   150,000   5.00%, 2/25/24, Series 94-76,
               Class H .......................       141,620
   298,644   6.50%, 9/1/25, Pool #250375 .....       295,688
   579,797   6.50%, 5/1/26, Pool #338417 .....       573,367
   233,919   6.50%, 8/18/28, Series 98-46,
               Class GZ ......................       198,112
 2,899,234   7.50%, 3/1/30, Pool #524949 .....     2,940,705
 2,933,438   7.50%, 8/1/30, Pool #547830 .....     2,975,398
                                                ------------
                                                  18,062,517
                                                ------------
Freddie Mac (37.7%):
       840   6.50%, 1/1/01, Pool #G50324 .....           834
 1,500,000   0.00%, 8/15/08, Series 1561,
               Class TA, PO ..................     1,175,599
    72,617   8.50%, 12/1/09, Pool #E20150 ....        75,025
   581,997   9.00%, 12/1/09, Pool #256360 ....       597,804
   499,255   7.00%, 2/1/11, Pool #E63959 .....       508,000
   888,074   5.50%, 3/1/14, Gold Pool
               #E75738 .......................       864,398

PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  989,965   5.00%, 4/1/14, Gold Pool
               #E00667 .......................  $    938,676
   341,092   6.00%, 4/1/14, Pool #E76438 .....       337,322
   868,898   6.50%, 6/1/14, Pool #E00678 .....       869,569
   500,000   6.00%, 2/15/17, Series 2108,
               Class VB ......................       483,113
 1,500,000   6.50%, 1/15/22, Series 2149,
               Class TR ......................     1,515,503
 2,000,000   8.00%, 8/15/22, Series 1343,
               Class LA ......................     2,071,241
   668,000   6.50%, 11/15/22, Series 1552,
               Class HB ......................       667,556
   416,196   4.96%, 4/15/23, Series 1501,
               Class V, IF* ..................       361,031
   359,000   6.50%, 9/15/23, Series 1584,
               Class L .......................       352,949
   333,000   6.50%, 11/15/23, Series 1621,
               Class K .......................       326,456
   546,700   6.00%, 12/15/23, Series 1629,
               Class OB ......................       511,875
   607,656   6.50%, 12/15/23, Series 1633,
               Class Z .......................       573,884
   201,000   6.50%, 3/15/24, Series 1694,
               Class PK ......................       198,497
 1,000,000   8.50%, 4/15/24, Series 1761,
               Class J .......................     1,020,054
   167,193   8.00%, 9/1/24, Pool #D55955 .....       172,072
   500,000   6.50%, 2/15/25, Series 1921,
               Class D .......................       491,387
   681,184   6.50%, 11/1/25, Pool #D65545 ....       674,485
   811,381   6.00%, 4/1/26, Pool #D70244 .....       790,472
   345,000   6.50%, 10/17/26, Series 1985,
               Class PL ......................       337,094
 1,500,000   6.38%, 11/20/26, Series 1998-14,
               Class PG ......................     1,499,213
 1,869,531   7.94%, 1/1/27, Pool #611141* ....     1,915,998
 1,817,000   6.00%, 2/15/27, Series 2091,
               Class PF ......................     1,769,640
 2,285,000   6.25%, 4/15/27, Series 2018,
               Class PE ......................     2,205,585
 1,000,000   6.00%, 11/15/27, Series 2132,
               Class PD ......................       972,295
    91,000   2.74%, 1/15/28, Series 2028,
               Class SA, IF* .................        87,483
 1,000,000   6.50%, 1/15/28, Series 2137,
               Class TM ......................     1,006,595
   120,000   6.00%, 2/15/28, Series 2126,
               Class TD ......................       116,505
 2,500,000   7.00%, 2/15/28, Series 2031,
               Class PG ......................     2,493,932
 1,500,000   6.95%, 3/15/28, Series 2035,
               Class PC ......................     1,517,375

Continued

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Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
$  245,854   8.50%, 7/1/28, Gold Pool
               #G00981 .......................  $    254,650
 1,000,000   6.50%, 10/25/28, Series 1998-64,
               Class TM ......................       972,445
   750,000   6.00%, 11/15/28, Series 2095,
               Class PE ......................       699,599
 3,080,655   6.50%, 2/1/29, Pool #C22459 .....     3,043,445
 2,870,086   6.50%, 6/1/29, Gold Pool
               #C00785 .......................     2,832,506
   515,000   7.00%, 8/15/29, Series 2178,
               Class PB ......................       521,373
   914,241   8.04%, 4/1/30, Pool #846812* ....       929,811
   218,790   7.35%, 10/15/30, Series 2259,
               Class ZC ......................       215,184
                                                ------------
                                                  38,968,530
                                                ------------
Government National Mortgage Assoc. (13.0%):
   246,981   7.50%, 5/15/23, Pool #326977 ....       252,361
   170,080   7.50%, 6/15/23, Pool #359588 ....       173,785
   164,883   9.00%, 11/15/24, Pool #780029 ...       172,890
   329,259   7.50%, 9/15/25, Pool #336427 ....       335,405
    80,120   7.00%, 12/15/25, Pool #405535 ...        80,675
 2,571,681   8.00%, 11/20/26, Pool #2324 .....     2,628,596
   187,186   7.50%, 12/15/26, Pool #2341 .....       189,834
   500,000   6.50%, 6/20/27, Series 97-19,
               Class PJ ......................       491,798
   292,740   6.00%, 7/20/27, Pool #80094* ....       295,486
   182,032   8.00%, 10/15/27, Pool #412336 ...       186,726
 1,025,907   8.00%, 10/15/27, Pool #451507 ...     1,052,365
   309,658   7.00%, 11/15/27, Pool #412369 ...       311,390
   670,399   7.50%, 1/15/28, Pool #427208 ....       682,218
   405,921   6.50%, 3/15/28, Pool #467705 ....       401,968
   408,128   7.00%, 4/15/28, Pool #472543 ....       410,256
   370,893   7.00%, 6/15/28, Pool #472679 ....       372,826
   323,941   7.50%, 7/15/28, Pool #780828 ....       329,688
   188,302   6.50%, 9/15/28, Pool #467225 ....       186,468
 2,000,000   7.50%, 9/16/28, Series 99-33B,
               Class PQ ......................     2,051,392
 1,000,000   6.50%, 9/20/28, Series 98-22,
               Class PD ......................       968,455
   500,000   6.00%, 5/20/29, Series 99-17,
               Class L .......................       446,058
 1,427,425   7.75%, 7/15/30, Pool #518078 ....     1,455,979
                                                ------------
                                                  13,476,619
                                                ------------
  Total U.S. Government Agency Mortgages          70,507,666
                                                ------------
U.S. GOVERNMENT AGENCY SECURITIES (12.5%):
Fannie Mae (3.1%):
 1,300,000   5.75%, 4/15/03 ..................     1,305,181
 1,500,000   6.50%, 8/15/04 ..................     1,540,103
 1,000,000   0.00%, 6/1/17 ...................       367,631
                                                ------------
                                                   3,212,915
                                                ------------

PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Farm Credit Bank (1.5%):
$1,500,000   6.75%, 7/7/09 ...................  $  1,572,971
                                                ------------
Federal Home Loan Bank (2.4%):
 1,500,000   6.15%, 9/30/02 ..................     1,513,860
 1,000,000   5.90%, 3/26/09, Series EH09 .....       992,698
                                                ------------
                                                   2,506,558
                                                ------------
Financial Corporation STRIPS (0.6%):
 2,000,000   11/2/18 .........................       653,928
                                                ------------
Freddie Mac (2.1%):
 2,000,000   7.00%, 3/15/10 ..................     2,143,802
                                                ------------
Resolution Funding Corporation (2.8%):
   975,000   Principal STRIPS, 10/15/08 ......       639,255
 1,000,000   Principal STRIPS, 10/15/17 ......       367,968
 2,000,000   Principal STRIPS, 1/15/20 .......       637,214
 4,000,000   Principal STRIPS, 7/15/20 .......     1,238,264
                                                ------------
                                                   2,882,701
                                                ------------
  Total U.S. Government Agency Securities         12,972,875
                                                ------------
U.S. TREASURY OBLIGATIONS (18.0%):
U.S. Treasury Bonds (4.7%):
   500,000   10.38%, 11/15/09 ................       585,977
   700,000   7.25%, 5/15/16 ..................       824,296
 2,000,000   9.13%, 5/15/18 ..................     2,790,233
   650,000   6.13%, 11/15/27 .................       699,813
                                                ------------
                                                   4,900,319
                                                ------------
U.S. Treasury Inflation Protected Bonds (6.3%):
 6,461,820   3.63%, 1/15/08 ..................     6,417,402
                                                ------------
U.S. Treasury Notes (5.8%):
 1,500,000   6.25%, 4/30/01 ..................     1,502,681
   900,000   7.50%, 11/15/01 .................       914,920
 1,000,000   5.88%, 11/30/01 .................     1,003,047
 1,500,000   5.50%, 1/31/03 ..................     1,510,954
 1,000,000   6.88%, 5/15/06 ..................     1,082,266
                                                ------------
                                                   6,013,868
                                                ------------
U.S. Treasury STRIPS (1.2%):
 1,000,000   11/15/09 ........................       622,147
 2,000,000   5/15/20 .........................       667,134
                                                ------------
                                                   1,289,281
                                                ------------
  Total U.S. Treasury Obligations                 18,620,870
                                                ------------
SUPRANATIONAL ENTITIES (1.7%):
 5,000,000   COLTS-IBRD, 0.00%, 3/1/28 .......       833,035
   700,000   World Bank-IBRD, 9.25%,
               7/15/17 .......................       912,669
                                                ------------
  Total Supranational Entities                     1,745,704
                                                ------------

Continued

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Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 2000

PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
REPURCHASE AGREEMENT (1.8%):
$1,819,000   State Street Bank and Trust,
               6.35%, 1/2/01, (Collateralized
               by $1,615,000 Fannie Mae,
               7.25%, 5/15/30, market value
               $1,859,268.75) ................  $  1,819,000
                                                ------------
  Total Repurchase Agreement                       1,819,000
                                                ------------

PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (0.2%):
Repurchase Agreements (0.2%):
$  223,116   Lehman Brothers, 6.30%, 1/2/01,
               (Collateralized by $8,135,260
               various U.S. Government
               Securities, 0.00% - 7.50%,
               7/1/18 - 6/1/28, market value
               $229,625)......................  $    223,116
                                                ------------
  Total Short-Term Securities Held as
    Collateral for Securities Lending                223,116
                                                ------------
Total (Cost $103,106,509)(a)                    $105,889,231
                                                ============

------------
Percentages indicated are based on net assets of $103,385,428.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5,194. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                   Unrealized appreciation......................  $3,145,660
                   Unrealized depreciation......................    (368,132)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $2,777,528
                                                                  ==========

(b) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Descriptions of certain collateralized mortgage obligations are as follows:

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

(IBRD) International Bank for Reconstruction and Development.

 * The interest rate for this variable rate note, which will change periodically, is based on prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio of Investments is the rate in effect as of December 31, 2000.

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2000

                                                 MID CAP           MID CAP        DIVERSIFIED       LARGE CAP        DIVERSIFIED
                                                  GROWTH            VALUE           MID CAP           GROWTH            EQUITY
                                                PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                               ------------      -----------      -----------      ------------      ------------
ASSETS:
Investments, at cost ........................  $207,523,791      $57,168,196      $41,680,708      $388,915,424      $106,662,829
Unrealized appreciation (depreciation) from
  investments ...............................     6,365,816        7,167,503        2,041,861       (28,273,787)        3,733,537
                                               ------------      -----------      -----------      ------------      ------------
Investments, at value .......................   213,889,607       64,335,699       43,722,569       360,641,637       110,396,366
Cash ........................................           302            2,514              135               569               351
Interest and dividends receivable ...........        62,942           49,192           31,906           237,720            95,523
Receivable from brokers for investments
  sold ......................................    33,734,090        8,861,868               --         1,649,312           309,772
Prepaid expenses and other assets ...........         1,702              402              318             4,483             1,080
                                               ------------      -----------      -----------      ------------      ------------
Total Assets ................................   247,688,643       73,249,675       43,754,928       362,533,721       110,803,092
                                               ------------      -----------      -----------      ------------      ------------
LIABILITIES:
Dividends payable ...........................            --          132,025           34,666                --           130,068
Payable to brokers for investments
  purchased .................................    32,857,232        7,481,747           78,622         2,355,703           144,165
Payable for return of collateral received for
  securities on loan ........................    11,573,832          423,375        1,049,007        32,272,924           906,757
Accrued expenses and other payables:
  Investment advisory fees ..................       111,358           40,711           25,438           185,953            72,405
  Administration fees .......................        25,534            7,902            5,121            42,783            13,489
  Other .....................................        50,863            7,080            8,552            74,315            17,402
                                               ------------      -----------      -----------      ------------      ------------
Total Liabilities ...........................    44,618,819        8,092,840        1,201,406        34,931,678         1,284,286
                                               ------------      -----------      -----------      ------------      ------------
NET ASSETS:
Capital .....................................   167,906,017       53,649,935       34,432,200       322,154,912       106,612,014
Undistributed (distributions in excess of)
  net investment income .....................        (3,704)            (708)            (537)           (8,795)           (5,130)
Accumulated undistributed net realized gains
  (losses) from investments and futures .....    28,801,695        4,340,105        6,079,998        33,729,713          (821,615)
Net unrealized appreciation (depreciation)
  from investments and futures ..............     6,365,816        7,167,503        2,041,861       (28,273,787)        3,733,537
                                               ------------      -----------      -----------      ------------      ------------
Net Assets ..................................  $203,069,824      $65,156,835      $42,553,522      $327,602,043      $109,518,806
                                               ============      ===========      ===========      ============      ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES): .................................     9,564,123        4,949,563        2,386,329        16,319,914         6,543,298
                                               ============      ===========      ===========      ============      ============
Net Asset Value .............................  $      21.23      $     13.16      $     17.83      $      20.07      $      16.74
                                               ============      ===========      ===========      ============      ============

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2000

                                                                  EQUITY                                              GOVERNMENT
                                                                  INDEX            BALANCED            BOND              BOND
                                                                PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                               ------------      ------------      ------------      ------------
ASSETS:
Investments, at cost ....................................      $101,315,655      $205,632,524      $119,411,882      $103,106,509
Unrealized appreciation (depreciation) from
  investments ...........................................        (3,023,707)       12,993,777         3,206,405         2,782,722
                                                               ------------      ------------      ------------      ------------
Investments, at value ...................................        98,291,948       218,626,301       122,618,287       105,889,231
Cash ....................................................               776                96                --               900
Interest and dividends receivable .......................            78,540           861,003           834,320           853,770
Receivable from brokers for investments sold ............             6,360           385,227            12,167            74,583
Prepaid expenses and other assets .......................               428             2,269             1,088               899
                                                               ------------      ------------      ------------      ------------
Total Assets ............................................        98,378,052       219,874,896       123,465,862       106,819,383
                                                               ------------      ------------      ------------      ------------
LIABILITIES:
Cash overdraft ..........................................                --                --         1,335,037                --
Dividends payable .......................................           222,021         1,421,501         1,528,172         1,506,682
Payable to brokers for investments purchased ............            14,954           166,572         1,053,123         1,625,007
Payable for return of collateral received for securities
  on loan ...............................................         1,745,187         9,527,044        16,501,355           223,116
Net payable for variation margin on futures contracts ...            31,850                --                --                --
Accrued expenses and other payables:
  Investment advisory fees ..............................            28,796           124,339            56,960            39,245
  Administration fees ...................................            11,334            26,381            13,375            12,985
  Other .................................................            18,464            41,012            10,616            26,920
                                                               ------------      ------------      ------------      ------------
Total Liabilities .......................................         2,072,606        11,306,849        20,498,638         3,433,955
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Capital .................................................       100,274,788       194,929,001        99,757,462       101,538,151
Undistributed (distributions in excess of) net investment
  income ................................................            (3,423)           34,528            50,456            50,616
Accumulated undistributed net realized gains (losses)
  from investments and futures ..........................          (947,310)          610,741           (47,099)         (986,061)
Net unrealized appreciation (depreciation) from
  investments and futures ...............................        (3,018,609)       12,993,777         3,206,405         2,782,722
                                                               ------------      ------------      ------------      ------------
Net Assets ..............................................      $ 96,305,446      $208,568,047      $102,967,224      $103,385,428
                                                               ============      ============      ============      ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):                8,434,472        13,469,474         9,745,061         9,843,928
                                                               ============      ============      ============      ============
Net Asset Value .........................................      $      11.42      $      15.48      $      10.57      $      10.50
                                                               ============      ============      ============      ============

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 2000

                                      MID CAP         MID CAP      DIVERSIFIED      LARGE CAP      DIVERSIFIED
                                       GROWTH          VALUE         MID CAP         GROWTH          EQUITY
                                     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                    ------------    -----------    -----------    -------------    -----------
INVESTMENT INCOME:
Interest income ..................  $    402,709    $    97,686    $   152,437    $     887,803    $   301,845
Dividend income ..................       430,225        786,739        258,411        1,706,311        916,287
Income from securities lending ...        59,352          3,150          1,888           78,482         13,232
                                    ------------    -----------    -----------    -------------    -----------
Total Income .....................       892,286        887,575        412,736        2,672,596      1,231,364
                                    ------------    -----------    -----------    -------------    -----------
EXPENSES:
Investment advisory fees .........     1,230,696        330,805        234,082        2,454,471        671,012
Administration fees ..............       282,262         66,605         47,139          563,367        135,168
Legal and audit fees .............        32,200          9,463          6,765           60,970         14,940
Custodian fees ...................        50,433         29,528         16,325           47,904         21,684
Insurance fees ...................         6,415            984            776           16,373          2,676
Printing costs ...................        34,139          3,748          2,534           61,567         10,045
Transfer agent fees ..............         6,764          6,028          5,057            7,156          6,021
Trustees' fees ...................         3,976          1,729          1,547            6,596          2,203
                                    ------------    -----------    -----------    -------------    -----------
Total expenses before waivers ....     1,646,885        448,890        314,225        3,218,404        863,749
Less investment advisor
  waivers ........................            --        (24,146)       (13,729)              --             --
                                    ------------    -----------    -----------    -------------    -----------
Net Expenses .....................     1,646,885        424,744        300,496        3,218,404        863,749
                                    ------------    -----------    -----------    -------------    -----------
Net Investment Income (Loss) .....      (754,599)       462,831        112,240         (545,808)       367,615
                                    ------------    -----------    -----------    -------------    -----------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Net realized gains (losses) from
  investment transactions ........    30,926,988      4,605,326      6,354,186       34,157,353       (807,111)
Net change in unrealized
  appreciation (depreciation) from
  investment transactions ........   (25,999,458)     7,600,017     (1,267,275)    (128,240,269)    (4,659,855)
                                    ------------    -----------    -----------    -------------    -----------
Net realized/unrealized gains
  (losses) on investments ........     4,927,530     12,205,343      5,086,911      (94,082,916)    (5,466,966)
                                    ------------    -----------    -----------    -------------    -----------
Change in net assets resulting
  from operations ................  $  4,172,931    $12,668,174    $ 5,199,151    $ (94,628,724)   $(5,099,351)
                                    ============    ===========    ===========    =============    ===========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 2000

                                                      EQUITY                                     GOVERNMENT
                                                       INDEX        BALANCED         BOND           BOND
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                    -----------    -----------    -----------    ----------
INVESTMENT INCOME:
Interest income ..................................  $   451,871    $ 5,814,055    $ 5,902,871    $5,611,459
Dividend income ..................................      844,080      1,214,130             --            --
Income from securities lending ...................        5,158         31,615         18,690        11,309
                                                    -----------    -----------    -----------    ----------
Total Income .....................................    1,301,109      7,059,800      5,921,561     5,622,768
                                                    -----------    -----------    -----------    ----------
EXPENSES:
Investment advisory fees .........................      242,303      1,413,976        515,075       364,372
Administration fees ..............................      113,074        301,157        127,976       120,701
Accounting fees ..................................        9,056             --             --            --
Legal and audit fees .............................       18,219         33,446         13,790        20,190
Custodian fees ...................................       43,677         35,695         14,218        17,885
Insurance fees ...................................          998          7,633          2,724         2,984
Printing costs ...................................        8,391         26,921          6,937         9,964
Transfer agent fees ..............................        6,295          6,999          6,061         6,579
Trustees' fees ...................................        2,408          4,170          2,108         2,291
                                                    -----------    -----------    -----------    ----------
Total expenses before waivers ....................      444,421      1,829,997        688,889       544,966
Less investment advisor waivers ..................           --             --        (44,940)           --
                                                    -----------    -----------    -----------    ----------
Net Expenses .....................................      444,421      1,829,997        643,949       544,966
                                                    -----------    -----------    -----------    ----------
Net Investment Income (Loss) .....................      856,688      5,229,803      5,277,612     5,077,802
                                                    -----------    -----------    -----------    ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS AND FUTURES:
Net realized gains (losses) from investment and
  futures transactions ...........................     (132,946)       662,284         26,361      (226,591)
Net change in unrealized appreciation
  (depreciation) from investments and futures
  transactions ...................................   (9,562,825)    (2,614,573)     5,307,389     5,007,508
                                                    -----------    -----------    -----------    ----------
Net realized/unrealized gains (losses) on
  investments and futures ........................   (9,695,771)    (1,952,289)     5,333,750     4,780,917
                                                    -----------    -----------    -----------    ----------
Change in net assets resulting from operations ...  $(8,839,083)   $ 3,277,514    $10,611,362    $9,858,719
                                                    ===========    ===========    ===========    ==========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                MID CAP GROWTH                 MID CAP VALUE              DIVERSIFIED MID CAP
                                                  PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                         ----------------------------    --------------------------    --------------------------
                                                  YEAR ENDED                     YEAR ENDED                    YEAR ENDED
                                                 DECEMBER 31,                   DECEMBER 31,                  DECEMBER 31,
                                         ----------------------------    --------------------------    --------------------------
                                             2000            1999           2000           1999           2000           1999
                                         ------------    ------------    -----------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) ......  $   (754,599)   $   (213,785)   $   462,831    $   252,868    $   112,240    $    47,095
    Net realized gains (losses) from
      investments .....................    30,926,988      19,518,884      4,605,326       (165,319)     6,354,186      1,474,786
    Net change in unrealized
      appreciation (depreciation) from
      investments .....................   (25,999,458)      8,802,339      7,600,017        (31,208)    (1,267,275)       599,311
                                         ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets resulting from
  operations ..........................     4,172,931      28,107,438     12,668,174         56,341      5,199,151      2,121,192
                                         ------------    ------------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ........            --              --       (467,586)      (252,868)      (129,409)       (31,744)
    From net realized gains from
      investment transactions .........    (4,291,523)    (16,091,134)        (6,914)            --       (336,666)    (1,442,907)
    Tax return of capital
      distribution ....................            --              --             --         (1,345)            --             --
                                         ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets from shareholder
  distributions .......................    (4,291,523)    (16,091,134)      (474,500)      (254,213)      (466,075)    (1,474,651)
                                         ------------    ------------    -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued .......    59,444,617      21,229,122     33,215,736      9,650,797     20,734,655      5,050,852
    Dividends reinvested ..............     4,291,420      16,091,134        342,452        254,213        431,405      1,474,651
    Cost of shares redeemed ...........      (999,091)     (1,558,798)    (9,084,400)    (3,719,121)    (4,971,085)    (3,706,440)
                                         ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets from capital
  transactions ........................    62,736,946      35,761,458     24,473,788      6,185,889     16,194,975      2,819,063
                                         ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets ..................    62,618,354      47,777,762     36,667,462      5,988,017     20,928,051      3,465,604
NET ASSETS:
    Beginning of period ...............   140,451,470      92,673,708     28,489,373     22,501,356     21,625,471     18,159,867
                                         ------------    ------------    -----------    -----------    -----------    -----------
    End of period .....................  $203,069,824    $140,451,470    $65,156,835    $28,489,373    $42,553,522    $21,625,471
                                         ============    ============    ===========    ===========    ===========    ===========
SHARE TRANSACTIONS:
    Issued ............................     2,593,070       1,126,327      2,958,899        972,013      1,224,077        341,183
    Reinvested ........................       178,884         786,084         30,240         25,259         24,951         98,219
    Redeemed ..........................       (43,131)        (79,766)      (781,789)      (358,109)      (287,499)      (245,037)
                                         ------------    ------------    -----------    -----------    -----------    -----------
Change in Shares ......................     2,728,823       1,832,645      2,207,350        639,163        961,529        194,365
                                         ============    ============    ===========    ===========    ===========    ===========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                             LARGE CAP GROWTH               DIVERSIFIED EQUITY                EQUITY INDEX
                                                 PORTFOLIO                       PORTFOLIO                     PORTFOLIO
                                       -----------------------------    ---------------------------    --------------------------
                                                YEAR ENDED                      YEAR ENDED                     YEAR ENDED
                                               DECEMBER 31,                    DECEMBER 31,                   DECEMBER 31,
                                       -----------------------------    ---------------------------    --------------------------
                                           2000             1999            2000           1999           2000           1999
                                       -------------    ------------    ------------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) ....  $    (545,808)   $    234,375    $    367,615    $   335,268    $   856,688    $   542,096
    Net realized gains (losses) from
      investments and futures .......     34,157,353      41,677,006        (807,111)     6,051,859       (132,946)       991,989
    Net change in unrealized
      appreciation (depreciation)
      from investments and
      futures .......................   (128,240,269)     33,738,147      (4,659,855)      (582,936)    (9,562,825)     5,187,065
                                       -------------    ------------    ------------    -----------    -----------    -----------
Change in net assets resulting from
  operations ........................    (94,628,724)     75,649,528      (5,099,351)     5,804,191     (8,839,083)     6,721,150
                                       -------------    ------------    ------------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income ......             --        (234,375)       (372,745)      (336,079)      (861,031)      (541,176)
    In excess of net investment
      income ........................             --        (201,156)             --             --             --             --
    From net realized gains from
      investment transactions .......     (7,637,326)    (32,563,968)             --     (6,358,677)    (1,091,552)      (661,838)
    In excess of net realized gain on
      investment transactions .......             --              --              --        (15,221)            --             --
                                       -------------    ------------    ------------    -----------    -----------    -----------
Change in net assets from shareholder
  distributions .....................     (7,637,326)    (32,999,499)       (372,745)    (6,709,977)    (1,952,583)    (1,203,014)
                                       -------------    ------------    ------------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued .....     71,898,906      72,395,398      51,070,661     11,760,756     50,735,024     37,857,978
    Proceeds from shares issued in
      Pegasus substitution ..........             --      26,126,243              --             --             --             --
    Dividends reinvested ............      7,637,184      32,999,499         242,678      6,709,976      1,730,497      1,203,015
    Cost of shares redeemed .........     (9,686,090)    (16,187,784)     (7,388,064)    (6,059,678)      (496,056)    (3,932,201)
                                       -------------    ------------    ------------    -----------    -----------    -----------
Change in net assets from capital
  transactions ......................     69,850,000     115,333,356      43,925,275     12,411,054     51,969,465     35,128,792
                                       -------------    ------------    ------------    -----------    -----------    -----------
Change in net assets ................    (32,416,050)    157,983,385      38,453,179     11,505,268     41,177,799     40,646,928
NET ASSETS:
    Beginning of period .............    360,018,093     202,034,708      71,065,627     59,560,359     55,127,647     14,480,719
                                       -------------    ------------    ------------    -----------    -----------    -----------
    End of period ...................  $ 327,602,043    $360,018,093    $109,518,806    $71,065,627    $96,305,446    $55,127,647
                                       =============    ============    ============    ===========    ===========    ===========
SHARE TRANSACTIONS:
    Issued ..........................      2,876,455       2,936,777       2,904,522        649,087      4,079,820      3,169,873
    Issued in Pegasus
      substitution ..................             --       1,061,051              --             --             --             --
    Reinvested ......................        282,440       1,243,430          13,473        383,296        134,667         95,807
    Redeemed ........................       (391,525)       (617,459)       (419,478)      (333,010)       (40,498)      (324,864)
                                       -------------    ------------    ------------    -----------    -----------    -----------
Change in Shares ....................      2,767,370       4,623,799       2,498,517        699,373      4,173,989      2,940,816
                                       =============    ============    ============    ===========    ===========    ===========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  BALANCED                         BOND                     GOVERNMENT BOND
                                                 PORTFOLIO                       PORTFOLIO                     PORTFOLIO
                                        ----------------------------    ---------------------------    --------------------------
                                                 YEAR ENDED                     YEAR ENDED                     YEAR ENDED
                                                DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
                                        ----------------------------    ---------------------------    --------------------------
                                            2000            1999            2000           1999            2000          1999
                                        ------------    ------------    ------------    -----------    ------------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss) .....  $  5,229,803    $  3,977,901    $  5,277,612    $ 3,595,454    $  5,077,802   $ 3,119,688
    Net realized gains (losses) from
      investments ....................       662,284       3,447,334          26,361        (61,137)       (226,591)     (757,688)
    Net change in unrealized
      appreciation (depreciation) from
      investments ....................    (2,614,573)      4,269,376       5,307,389     (4,405,320)      5,007,508    (3,048,162)
                                        ------------    ------------    ------------    -----------    ------------   -----------
Change in net assets resulting from
  operations .........................     3,277,514      11,694,611      10,611,362       (871,003)      9,858,719      (686,162)
                                        ------------    ------------    ------------    -----------    ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income .......    (5,856,216)     (3,739,511)     (5,264,166)    (3,558,444)     (5,160,125)   (2,988,332)
    From net realized gains from
      investment transactions ........      (137,319)     (3,333,993)             --             --              --        (2,360)
                                        ------------    ------------    ------------    -----------    ------------   -----------
Change in net assets from shareholder
  distributions ......................    (5,993,535)     (7,073,504)     (5,264,166)    (3,558,444)     (5,160,125)   (2,990,692)
                                        ------------    ------------    ------------    -----------    ------------   -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued ......    27,804,268      72,231,755      41,654,569     17,154,252      33,115,016    31,336,825
    Dividends reinvested .............     4,572,008       7,073,504       3,735,994      3,558,445       3,653,854     2,990,691
    Cost of shares redeemed ..........    (5,072,593)     (2,790,915)    (15,614,072)    (9,331,269)     (2,241,474)   (8,678,394)
                                        ------------    ------------    ------------    -----------    ------------   -----------
Change in net assets from capital
  transactions .......................    27,303,683      76,514,344      29,776,491     11,381,428      34,527,396    25,649,122
                                        ------------    ------------    ------------    -----------    ------------   -----------
Change in net assets .................    24,587,662      81,135,451      35,123,687      6,951,981      39,225,990    21,972,268
NET ASSETS:
    Beginning of period ..............   183,980,385     102,844,934      67,843,537     60,891,556      64,159,438    42,187,170
                                        ------------    ------------    ------------    -----------    ------------   -----------
    End of period ....................  $208,568,047    $183,980,385    $102,967,224    $67,843,537    $103,385,428   $64,159,438
                                        ============    ============    ============    ===========    ============   ===========
SHARE TRANSACTIONS:
    Issued ...........................     1,770,664       4,665,460       4,093,016      1,674,349       3,262,278     3,033,590
    Reinvested .......................       286,260         457,032         369,249        347,859         362,718       294,923
    Redeemed .........................      (321,862)       (180,119)     (1,513,495)      (902,841)       (221,811)     (851,693)
                                        ------------    ------------    ------------    -----------    ------------   -----------
Change in Shares .....................     1,735,062       4,942,373       2,948,770      1,119,367       3,403,185     2,476,820
                                        ============    ============    ============    ===========    ============   ===========

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      MID CAP GROWTH PORTFOLIO
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                    2000          1999         1998          1997           1996
                                                  --------      --------      -------      ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD .........    $  20.55      $  18.52      $ 14.21       $ 12.11       $ 11.52
                                                  --------      --------      -------       -------       -------
Investment Activities:
  Net investment income (loss) ...............       (0.08)        (0.03)       (0.03)        (0.03)         0.18
  Net realized and unrealized gains (losses)
     from investments ........................        1.34          4.73         5.95          3.63          1.62
                                                  --------      --------      -------       -------       -------
     Total from Investment Activities ........        1.26          4.70         5.92          3.60          1.80
                                                  --------      --------      -------       -------       -------
Distributions:
  Net investment income ......................          --            --           --            --         (0.19)
  Net realized gains .........................       (0.58)        (2.67)       (1.38)        (1.48)        (0.78)
  In excess of net realized gains ............          --            --        (0.03)           --         (0.24)
  Return of capital ..........................          --            --        (0.20)        (0.02)           --
                                                  --------      --------      -------       -------       -------
     Total Distributions .....................       (0.58)        (2.67)       (1.61)        (1.50)        (1.21)
                                                  --------      --------      -------       -------       -------
NET ASSET VALUE, END OF PERIOD ...............    $  21.23      $  20.55      $ 18.52       $ 14.21       $ 12.11
                                                  ========      ========      =======       =======       =======
Total Return .................................        5.79%        25.42%       38.82%        29.81%        15.67%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..........    $203,070      $140,451      $92,674       $50,707       $22,339
  Ratio of expenses to average net assets ....        0.87%         0.92%        0.97%         1.10%         1.06%
  Ratio of net investment income to average
     net assets ..............................       (0.40)%       (0.21)%      (0.25)%       (0.25)%        1.85%
  Ratio of expenses to average net assets* ...        0.87%         0.92%        0.97%         1.11%         1.40%
  Portfolio turnover .........................      161.73%       167.61%       87.70%       175.60%       326.90%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        MID CAP VALUE PORTFOLIO
                                                          ---------------------------------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,                    MAY 1-
                                                          ---------------------------------      DECEMBER 31,
                                                           2000         1999         1998          1997(a)
                                                          -------      -------      -------      ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ................................    $ 10.39      $ 10.70      $ 11.53        $ 10.00
                                                          -------      -------      -------        -------
Investment Activities:
  Net investment income (loss) .......................       0.11         0.11         0.21           0.12
  Net realized and unrealized gains (losses) from
     investments .....................................       2.77        (0.31)       (0.58)          1.57
                                                          -------      -------      -------        -------
     Total from Investment Activities ................       2.88        (0.20)       (0.37)          1.69
                                                          -------      -------      -------        -------
Distributions:
  Net investment income ..............................      (0.11)       (0.11)       (0.21)         (0.12)
  Net realized gains .................................         --(b)        --        (0.20)         (0.04)
  In excess of net realized gains ....................         --           --        (0.05)            --
                                                          -------      -------      -------        -------
     Total Distributions .............................      (0.11)       (0.11)       (0.46)         (0.16)
                                                          -------      -------      -------        -------
NET ASSET VALUE,
  END OF PERIOD ......................................    $ 13.16      $ 10.39      $ 10.70        $ 11.53
                                                          =======      =======      =======        =======
Total Return .........................................      27.91%       (1.84)%      (3.31)%        25.26%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..................    $65,157      $28,489      $22,501        $13,926
  Ratio of expenses to average net assets ............       0.95%        0.95%        0.95%          0.95%(c)
  Ratio of net investment income to average net
     assets ..........................................       1.03%        1.10%        1.90%          1.83%(c)
  Ratio of expenses to average net assets* ...........       1.00%        1.02%        1.27%          1.22%(c)
  Portfolio turnover .................................     141.27%      198.01%       39.30%         19.60%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Amount is less than $0.01.

(c) Annualized.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED MID CAP PORTFOLIO
                                                  --------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                   2000         1999         1998          1997           1996
                                                  -------      -------      -------      ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD .........    $ 15.18      $ 14.76      $ 14.38       $ 13.46        $11.02
                                                  -------      -------      -------       -------        ------
Investment Activities:
  Net investment income (loss) ...............       0.06         0.03        (0.01)         0.01          0.03
  Net realized and unrealized gains (losses)
     from investments ........................       2.88         1.50         0.70          3.55          2.67
                                                  -------      -------      -------       -------        ------
     Total from Investment Activities ........       2.94         1.53         0.69          3.56          2.70
                                                  -------      -------      -------       -------        ------
Distributions:
  Net investment income ......................      (0.07)       (0.02)          --         (0.01)        (0.03)
  Net realized gains .........................      (0.22)       (1.09)       (0.31)        (2.63)        (0.23)
                                                  -------      -------      -------       -------        ------
     Total Distributions .....................      (0.29)       (1.11)       (0.31)        (2.64)        (0.26)
                                                  -------      -------      -------       -------        ------
NET ASSET VALUE, END OF PERIOD ...............    $ 17.83      $ 15.18      $ 14.76       $ 14.38        $13.46
                                                  =======      =======      =======       =======        ======
Total Return .................................      19.45%       10.50%        4.91%        26.65%        24.53%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ..........    $42,554      $21,625      $18,160       $11,668        $9,216
  Ratio of expenses to average net assets ....       0.95%        0.92%        0.95%         0.91%         0.85%
  Ratio of net investment income to average
     net assets ..............................       0.35%        0.26%       (0.10)%        0.04%         0.28%
  Ratio of expenses to average net assets* ...       0.99%        1.03%        1.52%         1.49%         2.11%
  Portfolio turnover .........................      76.98%       58.77%       26.20%        80.70%        37.40%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   LARGE CAP GROWTH PORTFOLIO
                                                 --------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------
                                                   2000          1999          1998         1997         1996
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD ........    $  26.56      $  22.63      $  17.21      $ 13.67      $ 12.12
                                                 --------      --------      --------      -------      -------
Investment Activities:
  Net investment income (loss) ..............       (0.03)         0.02          0.06         0.10         0.16
  Net realized and unrealized gains (losses)
     from investments .......................       (5.93)         6.60          7.03         4.25         1.86
                                                 --------      --------      --------      -------      -------
     Total from Investment Activities .......       (5.96)         6.62          7.09         4.35         2.02
                                                 --------      --------      --------      -------      -------
Distributions:
  Net investment income .....................          --         (0.02)        (0.06)       (0.10)       (0.16)
  In excess of net investment income ........          --         (0.02)           --           --           --
  Net realized gains ........................       (0.53)        (2.65)        (1.61)       (0.71)       (0.30)
  In excess of net realized gains ...........          --            --            --           --        (0.01)
                                                 --------      --------      --------      -------      -------
     Total Distributions ....................       (0.53)        (2.69)        (1.67)       (0.81)       (0.47)
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD ..............    $  20.07      $  26.56      $  22.63      $ 17.21      $ 13.67
                                                 ========      ========      ========      =======      =======
Total Return ................................      (22.96)%       29.26%        41.27%       31.93%       16.67%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .........    $327,602      $360,018      $202,035      $99,628      $42,893
  Ratio of expenses to average net assets ...        0.85%         0.88%         0.93%        1.00%        0.98%
  Ratio of net investment income to average
     net assets .............................       (0.14)%        0.08%         0.32%        0.69%        1.29%
  Ratio of expenses to average net
     assets* ................................        0.85%         0.88%         0.93%        1.00%        1.16%
  Portfolio turnover ........................       96.20%        94.18%        61.00%       34.40%       38.70%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   DIVERSIFIED EQUITY PORTFOLIO
                                                 -----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                   2000          1999          1998          1997           1996
                                                 --------      --------      --------      ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD ........    $  17.57      $  17.80      $  16.22       $ 13.19       $ 11.63
                                                 --------      --------      --------       -------       -------
Investment Activities:
  Net investment income (loss) ..............        0.07          0.10          0.11          0.13          0.15
  Net realized and unrealized gains (losses)
     from investments .......................       (0.83)         1.51          2.00          3.38          2.02
                                                 --------      --------      --------       -------       -------
     Total from Investment Activities .......       (0.76)         1.61          2.11          3.51          2.17
                                                 --------      --------      --------       -------       -------
Distributions:
  Net investment income .....................       (0.07)        (0.10)        (0.12)        (0.13)        (0.14)
  Net realized gains ........................          --         (1.73)        (0.41)        (0.35)        (0.47)
  In excess of net realized gains ...........          --         (0.01)           --            --            --
                                                 --------      --------      --------       -------       -------
     Total Distributions ....................       (0.07)        (1.84)        (0.53)        (0.48)        (0.61)
                                                 --------      --------      --------       -------       -------
NET ASSET VALUE, END OF PERIOD ..............    $  16.74      $  17.57      $  17.80       $ 16.22       $ 13.19
                                                 ========      ========      ========       =======       =======
Total Return ................................       (4.36)%        9.13%        13.10%        26.80%        18.75%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .........    $109,519      $ 71,066      $ 59,560       $38,705       $ 8,603
  Ratio of expenses to average net assets ...        0.95%         0.95%         0.95%         0.93%         0.85%
  Ratio of net investment income to average
     net assets .............................        0.40%         0.54%         0.69%         0.93%         1.35%
  Ratio of expenses to average net
     assets* ................................        0.95%         0.97%         1.02%         1.10%         2.27%
  Portfolio turnover ........................       24.72%        91.90%        43.20%        31.10%        46.80%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           EQUITY INDEX PORTFOLIO
                                                                --------------------------------------------
                                                                        YEAR ENDED
                                                                       DECEMBER 31,                MAY 1-
                                                                --------------------------      DECEMBER 31,
                                                                   2000            1999           1998(a)
                                                                ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................     $ 12.94         $ 10.97          $ 10.00
                                                                 -------         -------          -------
Investment Activities:
  Net investment income (loss) .............................        0.13            0.17             0.08
  Net realized and unrealized gains (losses) from
     investments ...........................................       (1.32)           2.13             0.97
                                                                 -------         -------          -------
     Total from Investment Activities ......................       (1.19)           2.30             1.05
                                                                 -------         -------          -------
Distributions:
  Net investment income ....................................       (0.13)          (0.17)          (0.08)
  Net realized gains .......................................       (0.20)          (0.16)              --
                                                                 -------         -------          -------
     Total Distributions ...................................       (0.33)          (0.33)          (0.08)
                                                                 -------         -------          -------
NET ASSET VALUE, END OF PERIOD .............................     $ 11.42         $ 12.94          $ 10.97
                                                                 =======         =======          =======
Total Return ...............................................       (9.48)%         21.11%           10.52%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) ........................     $96,305         $55,128          $14,481
  Ratio of expenses to average net assets ..................        0.55%           0.55%            0.55%(b)
  Ratio of net investment income to average net assets .....        1.06%           1.67%            1.45%(b)
  Ratio of expenses to average net assets* .................        0.55%           0.58%            1.13%(b)
  Portfolio turnover .......................................        3.51%           1.50%            2.30%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        BALANCED PORTFOLIO
                                                 -----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------
                                                   2000          1999          1998          1997           1996
                                                 --------      --------      --------      ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD ........    $  15.68      $  15.14      $  13.19       $ 11.93       $ 11.24
                                                 --------      --------      --------       -------       -------
Investment Activities:
  Net investment income (loss) ..............        0.39          0.39          0.39          0.39          0.34
  Net realized and unrealized gains (losses)
     from investments .......................       (0.13)         0.83          2.14          2.31          0.98
                                                 --------      --------      --------       -------       -------
     Total from Investment Activities .......        0.26          1.22          2.53          2.70          1.32
                                                 --------      --------      --------       -------       -------
Distributions:
  Net investment income .....................       (0.45)        (0.38)        (0.39)        (0.39)        (0.34)
  Net realized gains ........................       (0.01)        (0.30)        (0.19)        (1.05)        (0.23)
  In excess of net realized gains ...........          --            --            --            --         (0.04)
  Return of capital .........................          --            --            --            --         (0.02)
                                                 --------      --------      --------       -------       -------
     Total Distributions ....................       (0.46)        (0.68)        (0.58)        (1.44)        (0.63)
                                                 --------      --------      --------       -------       -------
NET ASSET VALUE, END OF PERIOD ..............    $  15.48      $  15.68      $  15.14       $ 13.19       $ 11.93
                                                 ========      ========      ========       =======       =======
Total Return ................................        1.65%         8.20%        19.09%        22.90%        11.92%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000) .........    $208,568      $183,980      $102,845       $41,446       $14,883
  Ratio of expenses to average net assets ...        0.90%         0.95%         1.00%         1.00%         1.00%
  Ratio of net investment income to average
     net assets .............................        2.58%         2.74%         2.66%         3.24%         3.27%
  Ratio of expenses to average net
     assets* ................................        0.90%         0.95%         1.00%         1.15%         1.44%
  Portfolio turnover ........................       33.38%        60.13%        32.10%        60.90%        64.80%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       BOND PORTFOLIO
                                                        ---------------------------------------------
                                                           YEAR ENDED DECEMBER 31,          MAY 1-
                                                        ------------------------------   DECEMBER 31,
                                                          2000       1999       1998       1997(a)
                                                        --------    -------    -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD .................  $   9.98    $ 10.73    $ 10.44     $ 10.00
                                                        --------    -------    -------     -------
Investment Activities:
  Net investment income (loss) .......................      0.61       0.60       0.57        0.37
  Net realized and unrealized gains (losses) from
     investments .....................................      0.58      (0.76)      0.31        0.45
                                                        --------    -------    -------     -------
     Total from Investment Activities ................      1.19      (0.16)      0.88        0.82
                                                        --------    -------    -------     -------
Distributions:
  Net investment income ..............................     (0.60)     (0.59)     (0.58)      (0.37)
  In excess of net investment income .................        --         --      (0.01)      (0.01)
                                                        --------    -------    -------     -------
     Total Distributions .............................     (0.60)     (0.59)     (0.59)      (0.38)
                                                        --------    -------    -------     -------
NET ASSET VALUE, END OF PERIOD .......................  $  10.57    $  9.98    $ 10.73     $ 10.44
                                                        ========    =======    =======     =======
Total Return .........................................     12.20%     (1.50)%     8.66%      12.29%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) ..................  $102,967    $67,844    $60,892     $34,230
  Ratio of expenses to average net assets ............      0.75%      0.75%      0.75%       0.75%(b)
  Ratio of net investment income to average net
     assets ..........................................      6.12%      5.86%      5.36%       5.97%(b)
  Ratio of expenses to average net assets* ...........      0.80%      0.85%      0.81%       0.77%(b)
  Portfolio turnover .................................      6.62%      7.50%     14.50%      14.80%

------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

See notes to financial statements.

One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             GOVERNMENT BOND PORTFOLIO
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  2000       1999        1998       1997      1996
                                                --------    -------    --------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD .........  $   9.96    $ 10.64    $  10.48    $ 10.15   $ 10.48
                                                --------    -------    --------    -------   -------
Investment Activities:
  Net investment income (loss) ...............      0.61       0.56        0.56       0.60      0.59
  Net realized and unrealized gains (losses)
     from investments ........................      0.55      (0.70)       0.20       0.35     (0.33)
                                                --------    -------    --------    -------   -------
     Total from Investment Activities ........      1.16      (0.14)       0.76       0.95      0.26
                                                --------    -------    --------    -------   -------
Distributions:
  Net investment income ......................     (0.62)     (0.54)      (0.56)     (0.60)    (0.59)
  In excess of net investment income .........        --         --       (0.01)        --        --
  Net realized gains .........................        --         --       (0.03)     (0.02)       --
                                                --------    -------    --------    -------   -------
     Total Distributions .....................     (0.62)     (0.54)      (0.60)     (0.62)    (0.59)
                                                --------    -------    --------    -------   -------
NET ASSET VALUE, END OF PERIOD ...............  $  10.50    $  9.96    $  10.64    $ 10.48   $ 10.15
                                                ========    =======    ========    =======   =======
Total Return .................................     12.00%     (1.31)%      7.32%      9.67%     2.69%

RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000) ..........  $103,385    $64,159    $ 42,187    $22,365   $14,622
  Ratio of expenses to average net assets ....      0.67%      0.73%       0.75%      0.75%     0.75%
  Ratio of net investment income to average
     net assets ..............................      6.25%      5.68%       5.56%      6.06%     6.11%
  Ratio of expenses to average net assets* ...      0.67%      0.73%       0.78%      0.88%     1.01%
  Portfolio turnover .........................     25.17%     55.15%      40.40%     21.30%    21.30%

------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

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One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2000

1. ORGANIZATION:

   One Group Investment Trust (the " Trust") is registered under the Investment Company Act of 1940, as an open-end management investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Diversified Mid Cap Portfolio, the Large Cap Growth Portfolio, the Diversified Equity Portfolio, the Equity Index Portfolio, the Balanced Portfolio, the Bond Portfolio and the Government Bond Portfolio, (individually a "Portfolio", collectively the "Portfolios"). Each Portfolio is a diversified mutual fund.

   SUBSTITUTION OF ONE GROUP INVESTMENT TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS

   On October 2, 1998, First Chicago NBD Corporation and BANC ONE CORPORATION merged with and into BANK ONE CORPORATION. At that time, the Pegasus Variable Funds were advised by First Chicago NBD Investment Management Company (FCNIMCO) and had been sold exclusively to separate accounts of Hartford Life and Annuity Insurance Company (Hartford) to fund variable annuity and variable life contracts. Hartford was granted an exemptive order from the Securities and Exchange Commission providing relief from certain rules in order to substitute shares of five of the One Group Investment Trust Portfolios for shares of the Pegasus Variable Funds. This substitution occurred March 31, 1999.

   On March 31, 1999, the shares of the following portfolios of the Trust were effectively substituted by Hartford for shares of the following Pegasus Variable Funds in separate accounts maintained by Hartford:

    ONE GROUP INVESTMENT TRUST PORTFOLIO       PEGASUS VARIABLE FUND
    ------------------------------------       ---------------------
    Bond Portfolio                             Bond Fund

    Large Cap Growth Portfolio                 Growth Fund

    Diversified Mid Cap Portfolio              Mid-Cap Opportunity Fund

    Mid Cap Value Portfolio                    Intrinsic Value Fund

    Diversified Equity Portfolio               Growth and Value Fund

   The financial information for the Bond Portfolio, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio and the Diversified Equity Portfolio for the year ended December 31, 1999, represents the combined activity of the corresponding Pegasus Variable Funds for the period January 1, 1999, through March 31, 1999, and of the Portfolios for the period April 1, 1999, through December 31, 1999.

   Thus, with the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the survivors for accounting purposes. The following is a summary of the portfolio before and after substitution:

                                                 BEFORE SUBSTITUTION                      AFTER SUBSTITUTION
                                    ----------------------------------------------    --------------------------
                                                        ONE GROUP INVESTMENT TRUST    ONE GROUP INVESTMENT TRUST
                                    PEGASUS VARIABLE            LARGE CAP                     LARGE CAP
                                      GROWTH FUND            GROWTH PORTFOLIO              GROWTH PORTFOLIO
                                    ----------------    --------------------------    --------------------------
    Shares........................      1,262,943                 9,655,373                    10,716,424
    Net Assets....................    $26,126,243              $237,742,554                  $263,868,797
    Net Asset Value...............          20.69                     24.62                         24.62
    Unrealized Appreciation.......     10,244,929                71,373,713                    81,618,642

   The shares of the Portfolios are sold at net asset value to separate accounts of insurance companies to fund variable annuity and variable life contracts.

Continued

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One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2000

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in less than 61 days), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Pricing Committee which is comprised of members from One Group Administrative Services (the "Administrator"), an affiliate of Banc One Investment Advisors Corporation (the "Advisor") and BISYS Fund Services under the direction of the Board of Trustees.

     REPURCHASE AGREEMENTS

     The Portfolios may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

     SECURITIES LENDING

     To generate additional income, each Portfolio may lend up to 33 1/3% of the Portfolio's total assets, pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not

Continued

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2000

     considered to be illiquid investments. As of December 31, 2000, the following Portfolios had securities with the following market values on loan:

                                                                                  MARKET VALUE
                                                                 MARKET VALUE      OF LOANED
   PORTFOLIO                                                     OF COLLATERAL     SECURITIES
   ---------                                                     -------------    ------------
   Mid Cap Growth Portfolio....................................   $11,368,872     $11,084,980
   Mid Cap Value Portfolio.....................................       554,717         537,941
   Diversified Mid Cap Portfolio...............................     1,056,807       1,030,559
   Large Cap Growth Portfolio..................................    38,789,075      37,670,416
   Diversified Equity Portfolio................................       949,941         925,594
   Equity Index Portfolio......................................     1,798,377       1,752,210
   Balanced Portfolio..........................................    15,348,537      14,809,921
   Bond Portfolio..............................................    21,397,781      20,749,846
   Government Bond Portfolio...................................    15,269,650      14,694,608

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transaction are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes. Amortization and accretion are calculated using the effective interest method.

     EXPENSES

     Direct expenses of a Portfolio are allocated to that Portfolio. The general expenses of the Trust are allocated among the respective Portfolios.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income, if any, are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

     The American Institute of Certified Public Accountants (AICPA) issued a new Audit and Accounting Guide for Audits of Investment Companies (the "Guide") which is effective for fiscal years beginning after December 15, 2000. The Guide incorporates changes to SOP 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. These changes require that dividends and distributions paid be disclosed on a tax basis as a single line item in the statement of changes and financial highlights, except tax return of capital distributions, which should be separately disclosed. The Trust has implemented the Guide and therefore no longer discloses distributions "in excess" of GAAP income on the statement of changes in net assets and in the financial highlights.

Continued

One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2000

     FEDERAL INCOME TAX

     Each Portfolio intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as futures involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Portfolios enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Portfolios.

     FUTURES CONTRACTS

     The Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by a Portfolio based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

     The Following is a summary of futures outstanding as of December 31, 2000:

                                                                  NUMBER        OPENING        CURRENT
            FUND                     CONTRACT TYPE             OF CONTRACTS    POSITIONS     MARKET VALUE
            ----             ------------------------------    ------------    ----------    ------------
   Equity Index Portfolio    Long S&P 500,
                             March 2001 Futures ...........         7          $2,331,152     $2,336,250

     INDEXED SECURITIES

     The Portfolios, other than Government Bond Portfolio and Bond Portfolio, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currency, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

Continued

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One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2000

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement which the Advisor is entitled to a fee, computed daily and paid monthly, of the following annual percentages of the average daily net assets of each
   Portfolio:

                                                                  ADVISORY
                             PORTFOLIO                              FEE
                             ---------                            --------
    Mid Cap Growth Portfolio....................................    0.65%
    Mid Cap Value Portfolio.....................................    0.74%
    Diversified Mid Cap Portfolio...............................    0.74%
    Large Cap Growth Portfolio..................................    0.65%
    Diversified Equity Portfolio................................    0.74%
    Equity Index Portfolio......................................    0.30%
    Balanced Portfolio..........................................    0.70%
    Bond Portfolio..............................................    0.60%
    Government Bond Portfolio...................................    0.45%

   The Trust and the Administrator are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.18% on the first $250 million in Trust average daily net assets (other than the assets in the Equity Index Portfolio) and 0.14% on Trust average daily net assets in excess of $250 million (other than the assets in the Equity Index Portfolio). The Administrator is entitled to a fee at the rate of 0.14% of the Equity Index Portfolio's average daily net assets.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Portfolios for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and financial futures) for the year ended December 31, 2000, were as follows:

    PORTFOLIO                                                      PURCHASES         SALES
    ---------                                                     ------------    ------------
    Mid Cap Growth Portfolio....................................  $346,718,166    $287,668,396
    Mid Cap Value Portfolio.....................................    84,903,307      61,300,633
    Diversified Mid Cap Portfolio...............................    42,014,178      22,978,304
    Large Cap Growth Portfolio..................................   393,252,294     340,444,025
    Diversified Equity Portfolio................................    62,524,616      21,214,829
    Equity Index Portfolio......................................    75,656,255       2,565,974
    Balanced Portfolio..........................................    96,876,721      64,657,630
    Bond Portfolio..............................................    48,867,872       5,126,110
    Government Bond Portfolio...................................    58,647,451      19,536,671

Continued

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One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 2000

5. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below details distributions from long-term capital gains for the following funds for the fiscal year ended December 31, 2000:

                             PORTFOLIO                            DISTRIBUTIONS
                             ---------                            -------------
    Mid Cap Growth Portfolio....................................   $1,039,761
    Diversified Mid Cap Portfolio...............................      184,183
    Large Cap Growth Portfolio..................................    7,631,954
    Equity Index................................................      597,247
    Balanced Portfolio..........................................      137,319

   As of December 31, 2000, the following Portfolios have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                              EXPIRES
                                                                  --------------------------------
                             PORTFOLIO                              2007        2008       TOTAL
                             ---------                            --------    --------    --------
    Diversified Equity Portfolio................................  $     --    $679,447    $679,447
    Equity Index Portfolio......................................        --     916,738     916,738
    Bond Portfolio..............................................    47,099          --      47,099
    Government Bond Portfolio...................................   718,741     262,126     980,867

   ELIGIBLE DISTRIBUTIONS

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

                             PORTFOLIO                              AMOUNT
                             ---------                              ------
    Mid Cap Value Portfolio.....................................    20.21%
    Diversified Mid Cap Portfolio...............................     3.77%
    Diversified Equity Portfolio................................    99.74%
    Equity Index Portfolio......................................    62.18%
    Balanced Portfolio..........................................    20.44%

Continued

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One Group Investment Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 2000

To the Trustees and Shareholders of
   One Group Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Diversified Mid Cap Portfolio, Large Cap Growth Portfolio, Diversified Equity Portfolio, Equity Index Portfolio, Balanced Portfolio, Bond Portfolio and Government Bond Portfolio(separate portfolios constituting the One Group Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (other than those financial highlights that have been audited by other independent accountants) in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Bond Portfolio, the Diversified Equity Portfolio, the Diversified Mid Cap Portfolio, and the Mid Cap Value Portfolio for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 14, 2001

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